Exhibit 10.1

Execution Version

Deal CUSIP: [•]

Revolving Facility CUSIP: [•]

CREDIT AGREEMENT

dated as of October 22, 2021

by and among

KOHL’S CORPORATION,
as Borrower,

THE LENDERS PARTY HERETO,
as Lenders,

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, a
Swing Line Lender and an Issuing Bank

BANK OF AMERICA, N.A., JPMORGAN CHASE BANK, N.A., MUFG BANK, LTD.,

and

U.S. Bank National Association,

as Syndication Agents, Swing Line Lenders and Issuing Banks

BMO HARRIS BANK, N.A., THE TORONTO-DOMINION BANK, NEW YORK BRANCH, GOLDMAN SACHS BANK USA, MORGAN STANLEY BANK, N.A

and

CAPITAL ONE, NATIONAL ASSOCIATION,

as Documentation Agents

____________________

$1,000,000,000

____________________

WELLS FARGO SECURITIES, LLC, BOFA SECURITIES, INC., JPMORGAN CHASE BANK, N.A., MUFG BANK, LTD.,

and

U.S. Bank National Association,

as Joint Lead Arrangers and Bookrunners

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1. DEFINITIONS AND PRINCIPLES OF CONSTRUCTION 1

1.1 Definitions 1

1.2 Principles of Construction and Accounting Terms 37

1.3 Exchange Rates; Currency Equivalents 38

1.4 Additional Alternative Currencies 38

1.5 Rates 39

1.6 Divisions 41

2. AMOUNT AND TERMS OF LOANS AND LETTERS OF CREDIT 41

2.1 Revolving Credit Loans 41

2.2 Notes; Maturity; Lending Office 41

2.3 Swing Line Loans 42

2.4 [Reserved] 44

2.5 Procedure for Borrowing 44

2.6 Competitive Bid Procedure 46

2.7 Termination, Reduction or Increases in Commitments 48

2.8 Prepayments 50

2.9 Use of Proceeds 51

2.10 Letter of Credit Sub Facility 51

2.11 Letter of Credit Participation and Funding Commitments 55

2.12 Absolute Obligation With Respect to Letter of Credit Payments 57

2.13 Payments 57

2.14 Extension of Revolving Credit Commitment Period 58

2.15 Defaulting Lenders 59

2.16 Cash Collateral 61

2.17 ESG Amendment 62

2.18 Sustainability Coordinators 63

3. INTEREST, FEES, YIELD PROTECTIONS, ETC 63

3.1 Interest Rate and Payment Dates 63

3.2 Fees 65

3.3 Conversion and Continuation of Loans 66

3.4 Concerning Eurodollar/Term RFR Interest Periods and Swing Line Interest Periods 67

3.5 Indemnification for Loss 68

3.6 Capital Adequacy 68

3.7 Reimbursement for Increased Costs 69

3.8 Laws Affecting Eurodollar Rate, Adjusted Daily Simple RFR and Term RFR Availability 70

3.9 Circumstances Affecting Eurodollar Rate, Adjusted Daily Simple RFR and Term RFR Availability 71

3.10 Benchmark Replacement Setting 73

3.11 Taxes; Net Payments 76

3.12 Substitution of Lenders 80

3.13 Additional Reserve Requirements 81

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4. REPRESENTATIONS AND WARRANTIES 81

4.1 Existence and Power 81

4.2 Authority and Execution 81

4.3 Binding Agreement 82

4.4 Litigation 82

4.5 Absence of Defaults; No Conflicting Agreements 82

4.6 Compliance with Applicable Laws 82

4.7 Governmental Regulations 82

4.8 Plans 83

4.9 Financial Statements 83

4.10 No Misrepresentation 83

4.11 OFAC and Sanctions 84

4.12 Anti-Corruption Laws, Anti-Money Laundering Laws and Sanctions 84

4.13 Affected Financial Institution; Covered Party 84

5. CONDITIONS TO FIRST LOANS OR FIRST LETTER OF CREDIT 84

5.1 Evidence of Action 84

5.2 Notes 85

5.3 Absence of Litigation 85

5.4 Existing Credit Agreement 85

5.5 Opinion of Counsel 85

5.6 Fees and Expenses 85

5.7 PATRIOT Act, etc 85

5.8 Beneficial Ownership Certification 86

5.9 Other Documents 86

6. CONDITIONS OF LENDING ALL LOANS AND LETTERS OF CREDIT 86

6.1 Compliance 86

6.2 Borrowing Request; Letter of Credit Request; Competitive Bid Request 87

7. AFFIRMATIVE COVENANTS 87

7.1 Financial Statements and Information 87

7.2 Legal Existence 89

7.3 Insurance 90

7.4 Performance of Obligations 90

7.5 Condition of Property 90

7.6 Observance of Legal Requirements 90

7.7 Inspection of Property; Books and Records; Discussions 90

7.8 Debt Ratio 91

7.9 Compliance with Anti-Corruption Laws, Anti-Money Laundering Laws and Sanctions 91

8. NEGATIVE COVENANTS 91

8.1 Subsidiary Indebtedness 91

8.2 Liens 91

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8.3 Merger, Consolidations, Acquisitions and Other Changes 93

8.4 Dispositions 93

8.5 [Reserved] 94

8.6 [Reserved] 94

8.7 Business Changes 94

8.8 Transactions with Affiliates 94

8.9 Restrictive Agreements 94

8.10 Sanctions 94

8.11 Anti-Corruption Laws 95

9. DEFAULT 95

9.1 Events of Default 95

9.2 Contract Remedies 97

10. THE ADMINISTRATIVE AGENT 97

10.1 Appointment 97

10.2 Delegation of Duties 98

10.3 Exculpatory Provisions 98

10.4 Reliance by Administrative Agent 99

10.5 Notice of Default 99

10.6 Non-Reliance on Administrative Agent and Other Lenders 100

10.7 Indemnification 100

10.8 Administrative Agent in Its Individual Capacity 101

10.9 Successor Administrative Agent 101

10.10 Other Agents 102

10.11 Certain ERISA Matters 102

10.12 Erroneous Payments 104

11. OTHER PROVISIONS 106

11.1 Amendments and Waivers 106

11.2 Notices 107

11.3 No Waiver; Cumulative Remedies 109

11.4 Survival of Representations and Warranties and Certain Obligations 110

11.5 Lending Offices 110

11.6 Successors and Assigns 110

11.7 Indemnity 115

11.8 Limitation of Liability 116

11.9 Counterparts 116

11.10 Adjustments; Set off 116

11.11 Construction 117

11.12 Governing Law 118

11.13 Headings Descriptive 118

11.14 Severability 118

11.15 Integration 118

11.16 Consent to Jurisdiction 118

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11.17 Service of Process 119

11.18 [Reserved] 119

11.19 WAIVER OF TRIAL BY JURY 119

11.20 Expenses 119

11.21 Treatment of Certain Information 120

11.22 USA PATRIOT Act Notice 121

11.23 Judgment Currency 121

11.24 Electronic Execution of Assignments and Certain Other Documents 122

11.25 No Advisory or Fiduciary Responsibility 122

11.26 Acknowledgement and Consent to Bail-In of Affected Financial Institutions 123

11.27 Acknowledgment Regarding Any Supported QFCs 124

EXHIBITS
Exhibit A	List of Revolving Credit Commitment Amounts
Exhibit B	Form of Note
Exhibit C-1	Form of Borrowing Request
Exhibit C-2	Form of Letter of Credit Request
Exhibit D	Form of Notice of Conversion/Continuation
Exhibit E	Form of Compliance Certificate
Exhibit F	Form of Revolving Credit Increase Supplement
Exhibit G	Form of Assignment and Assumption Agreement
Exhibit H	Form of Competitive Bid Request
Exhibit I	Form of Invitation to Bid
Exhibit J	Form of Competitive Bid
Exhibit K	Form of Competitive Bid Accept/Reject Letter
Exhibit L Exhibit M-1 Exhibit M-2 Exhibit M-3 Exhibit M-4	Form of Letters of Credit Reports Form of U.S. Tax Compliance Certificate Form of U.S. Tax Compliance Certificate Form of U.S. Tax Compliance Certificate Form of U.S. Tax Compliance Certificate

SCHEDULES
Schedule 1.1 Schedule 4.4	Existing Letters of Credit List of Litigation
Schedule 4.8	List of Existing Pension Plans
Schedule 7.1	Borrower’s website
Schedule 8.2	List of Liens
Schedule 8.9	Existing Restrictions

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CREDIT AGREEMENT, dated as of October 22, 2021, by and among KOHL’S CORPORATION, a Wisconsin corporation (the “Borrower”), the lenders party hereto (together with their respective assigns, the “Lenders”, each a “Lender”), Bank of America, N.A., JPMorgan Chase Bank, N.A., MUFG Bank, Ltd., and U.S. Bank National Association, as syndication agents, BMO Harris Bank, N.A., The Toronto-Dominion Bank, New York Branch, Goldman Sachs Bank USA, Morgan Stanley Bank, N.A. and Capital One, National Association, as documentation agents, Wells Fargo Bank, National Association, Bank of America, N.A., JPMorgan Chase Bank, N.A., MUFG Bank, Ltd., and U.S. Bank National Association, as Swing Line Lenders and Issuing Banks, and Wells Fargo Bank, National Association, as the administrative agent (in such capacity, the “Administrative Agent”).

WHEREAS, the Borrower has requested, and subject to the terms and conditions set forth in this Agreement, the Administrative Agent and the Lenders have agreed to extend, certain credit facilities to the Borrower.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, such parties hereby agree as follows:

1.
DEFINITIONS AND PRINCIPLES OF CONSTRUCTION
1.1
Definitions

As used in this Agreement, terms defined in the preamble have the meanings therein indicated, and the following terms have the following meanings:

“ABR Advances”: the Revolving Credit Loans (or any portions thereof), at such time as they (or such portions) are made and/or being maintained at a rate of interest based upon the Alternate Base Rate. All ABR Advances shall be denominated in Dollars.

“Accountants”: Ernst & Young LLP (or any successor thereto), or such other firm of certified public accountants of recognized national standing selected by the Borrower.

“Acquisition”: with respect to any Person, the purchase or other acquisition by such Person, by any means whatsoever (including through a merger, dividend or otherwise and whether in a single transaction or in a series of related transactions), of (i) any Capital Stock of, or other equity securities of, any other Person if, immediately thereafter, such other Person would be either a Subsidiary of such Person or otherwise under the control of such Person, (ii) any Operating Entity, or (iii) any Property of (A) any other Person or (B) any Operating Entity, in either case other than in the ordinary course of business; provided, however, that no acquisition of all or substantially all of the assets of such other Person or Operating Entity shall be deemed ordinary course of business. For purposes of this definition, “control” shall mean the ownership of 50% or more of any class or type of the Capital Stock of any Person.

“Additional Issuing Bank”: as defined in Section 2.10(f).

“Adjusted Daily Simple RFR”: for any RFR Rate Day, a rate per annum equal to, for any Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, Dollars, on and after the USD LIBOR Transition Date, the greater of (i) the sum of (A)

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SOFR for the day (such day, a “Dollar RFR Determination Day”) that is five RFR Business Days prior to (I) if such RFR Rate Day is an RFR Business Day, such RFR Rate Day or (II) if such RFR Rate Day is not an RFR Business Day, the RFR Business Day immediately preceding such RFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website; provided that if by 5:00 p.m. (New York time) on the second RFR Business Day immediately following any Dollar RFR Determination Day, SOFR in respect of such Dollar RFR Determination Day has not been published on the SOFR Administrator’s Website and a Benchmark Replacement Date with respect to SOFR has not occurred, then SOFR for such Dollar RFR Determination Day will be SOFR as published in respect of the first preceding RFR Business Day for which such SOFR was published on the SOFR Administrator’s Website; provided further that SOFR as determined pursuant to this proviso shall be utilized for purposes of calculation of Adjusted Daily Simple RFR for no more than three consecutive RFR Rate Days and (B) the SOFR Adjustment and (ii) the Floor. Any change in Adjusted Daily Simple RFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without prior notice to the Borrower; provided, Administrative Agent shall thereafter promptly notify Borrower of such change (but failure to give notice shall not affect the effectiveness of any such change).

“Adjusted Term SOFR”: for purposes of any calculation, the rate per annum equal to (a) Term SOFR for such calculation plus (b) the Term SOFR Adjustment; provided that if Adjusted Term SOFR as so determined shall ever be less than the Floor, then Adjusted Term SOFR shall be deemed to be the Floor.

“Administrative Agent”: as defined in the preamble.

“Administrative Agent’s Office”: the office of the Administrative Agent specified in or determined in accordance with the provisions of Section 11.2(c).

“Administrative Questionnaire”: an Administrative Questionnaire in a form supplied by the Administrative Agent.

“Advance”: with respect to a Revolving Credit Loan, an ABR Advance, a Eurodollar Advance or a RFR Loan, as the case may be.

“Affected Financial Institution”: (a) any EEA Financial Institution or (b) any UK Financial Institution.

“Affected Lease”: with respect to each Subsidiary of the Borrower, each lease by such Subsidiary (as lessee) of property, plant or equipment that is characterized or re-characterized as a Finance Lease.

“Affiliate”: as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, control of a Person shall mean the power, direct or indirect, (i) to vote 10% or more of the securities or other interests having ordinary voting power for the election of directors or other managing Persons thereof or (ii) to direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

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“Agents”: the Arrangers and the Administrative Agent.

“Aggregate Credit Exposure”: at any time, the sum at such time of (i) the outstanding principal balance of the Revolving Credit Loans and Competitive Bid Loans of all Lenders, plus (ii) the outstanding principal balance of the Swing Line Loans, plus (iii) an amount equal to the Letter of Credit Exposure of all Lenders.

“Aggregate Revolving Credit Commitment Amount”: at any time, the sum at such time of the Revolving Credit Commitment Amounts of all Lenders.

“Agreement”: this Credit Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

“Alternate Base Rate”: for any day, a rate per annum equal to the highest of (a) the Federal Funds Rate plus 1/2 of 1%, (b) the Prime Rate in effect on such day, (c) (i) prior to the USD LIBOR Transition Date, LIBOR for an Interest Period of one month in effect on such day plus 1.00% and (ii) on and after the USD LIBOR Transition Date, the sum of (A) either (1) Adjusted Term SOFR (if a Benchmark Replacement is determined in accordance with clause (b)(1) of the definition of “Benchmark Replacement” for the USD LIBOR Transition Date) for a one-month tenor in effect on such day or (2) Adjusted Daily Simple RFR for Dollars in effect on such day, plus (B) 1.00% and (d) the Floor; provided that clause (c) shall not be applicable during any period in which LIBOR, Adjusted Term SOFR or Adjusted Daily Simple RFR, as applicable, is unavailable or unascertainable. Each change in the Alternate Base Rate shall take effect simultaneously with the corresponding change or changes in the Prime Rate, the Federal Funds Rate, LIBOR, Adjusted Term SOFR or Adjusted Daily Simple RFR, as the case may be.

“Alternative Currency”: the Canadian Dollar and each other currency (other than Dollars) that is approved in accordance with Section 1.4.

“Alternative Currency Equivalent”: at any time, with respect to any amount denominated in Dollars, the equivalent amount thereof in the applicable Alternative Currency as determined by the Administrative Agent, the Applicable Swing Line Lenders or the applicable Issuing Bank, as the case may be, at such time on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date) for the purchase of such Alternative Currency with Dollars.

“Alternative Currency Sublimit”: an amount equal to Alternative Currency equivalent of $250,000,000. The Alternative Currency Sublimit is part of, and not in addition to, the Aggregate Revolving Credit Commitment Amount.

“Announcements”: as defined in Section 1.5.

“Anti-Corruption Laws”: all laws, rules and regulations of any jurisdiction applicable to the Borrower or its Subsidiaries from time to time concerning or relating to bribery, corruption, or money-laundering, including without limitation the UK Bribery Act of 2010 and the United States Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.

“Anti-Money Laundering Laws”: any and all laws, statutes, regulations or obligatory government orders, decrees, ordinances or rules applicable to the Borrower, its Subsidiaries or

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Affiliates related to terrorism financing or money laundering, including any applicable provisions of the PATRIOT Act and The Currency and Foreign Transactions Reporting Act (also known as the “Bank Secrecy Act,” 31 U.S.C. §§ 5311-5330 and 12 U.S.C. §§ 1818(s), 1820(b) and 1951-1959).

“Applicable Debt”: senior unsecured long term debt of the Borrower that is unsupported by any guarantee and is otherwise noncredit enhanced.

“Applicable Margin”: (a) Subject to clauses (b) and (c) of this definition, (i) with respect to the unpaid principal balance of Eurodollar Advances, RFR Loans, ABR Advances and the Letter of Credit Commissions, at all times during which the applicable Pricing Level set forth below is in effect, the percentage set forth below under the heading “Applicable Margin for Eurodollar Advances, RFR Loans and Letter of Credit Commissions” or “Applicable Margin for ABR Advances,” as applicable, and adjacent to such Pricing Level, and (ii) with respect to the Facility Fee, at all times during which the applicable Pricing Level set forth below is in effect, the percentage set forth below under the heading “Facility Fee Margin” and adjacent to such Pricing Level:

Pricing Level	Applicable Margin for Eurodollar Advances, RFR Loans and Letter of Credit Commissions	Applicable Margin for ABR Advances	Facility Fee Margin	All-in Drawn Pricing
Pricing Level I	0.910%	0.000%	0.090%	1.000%
Pricing Level II	1.015%	0.015%	0.110%	1.125%
Pricing Level III	1.100%	0.100%	0.150%	1.250%
Pricing Level IV	1.200%	0.200%	0.175%	1.375%
Pricing Level V	1.400%	0.400%	0.225%	1.625%

(b) In the event that two Pricing Levels would be applicable at any one time but for this paragraph (b), then for purposes of determining the Applicable Margin, the higher of the two such Pricing Levels (Pricing Level I being the highest Pricing Level) shall be the applicable Pricing Level, provided that in the event such two Pricing Levels are separated by more than one Pricing Level, the Pricing Level that is one Pricing Level below the higher of such two Pricing Levels shall be the applicable Pricing Level. Notwithstanding anything to the contrary contained herein, (1) in the event that neither S&P nor Moody’s shall rate the Applicable Debt, then from the date of such event until such date, if any, as the Borrower shall deliver to the Administrative Agent a notice pursuant to Section 7.1(h) that either S&P or Moody’s has issued a new rating for the Applicable Debt, Pricing Level V shall be the applicable Pricing Level, provided, that if Fitch has issued a rating for the Applicable Debt, the Borrower and the Administrative Agent shall negotiate

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in good faith to establish substantially similar Pricing Levels and (2) in the event that either S&P or Moody’s (but not both) shall not rate the Applicable Debt, then from the date of such event until such date, if any, as the Borrower shall deliver to the Administrative Agent a notice pursuant to Section 7.1(h) that such rating agency has issued a new rating for the Applicable Debt, then for purposes of determining the Applicable Margin, the Pricing Level that is one Pricing Level below the Pricing Level determined with respect to the other rating agency shall be the applicable Pricing Level, provided, that if Fitch has issued a rating for the Applicable Debt, and such rating is at least as high as the S&P or Moody’s rating (with the understanding that Fitch will be assumed to use an equivalent rating scale as S&P), then the S&P or Moody’s rating will apply and shall set the applicable Pricing Level. Each determination of an applicable Pricing Level shall be based on the ratings (or lack thereof) by S&P, Moody’s and Fitch, if applicable, as of the close of business in New York City on such date of determination; and

(c) Notwithstanding anything to the contrary contained in paragraph (b) above, (i) Pricing Level III shall be deemed to be the applicable Pricing Level in effect on the Effective Date, and (ii) thereafter, increases in the applicable Pricing Level (from lower to higher Pricing Level (Pricing Level I being the highest Pricing Level)) shall become effective upon the delivery by the Borrower to the Administrative Agent of a notice pursuant to Section 7.1(h), and decreases in the applicable Pricing Level shall become effective on the effective date of any downgrade or withdrawal in the rating by Moody’s, S&P or Fitch, if applicable, of Applicable Debt. Notwithstanding anything to the contrary contained herein, no increase in the applicable Pricing Level shall become effective upon the occurrence or during the continuance of any Event of Default.

“Applicable Swing Line Lender”: one of the Swing Line Lenders chosen by the Borrower for a specific Swing Line Loan.

“Applicable Time”: with respect to any borrowings and payments in any Alternative Currency, the local time in the place of settlement for such Alternative Currency as may be determined by the Administrative Agent, the Applicable Swing Line Lender or applicable Issuing Bank, as the case may be, to be necessary for timely settlement on the relevant date in accordance with normal banking procedures in the place of payment.

“Approved Fund”: with respect to any Lender that is a fund that invests in commercial loans, any other fund that invests in commercial loans and is managed or advised by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

“Arrangers”: WFS, BofA Securities, JPMCB, MUFG and USB, each in its capacity as a Joint Lead Arranger and Bookrunner hereunder.

“Assignment and Assumption Agreement”: an assignment and assumption agreement executed by an assignor and an assignee, substantially in the form of Exhibit G.

“Available Tenor”: as of any date of determination and with respect to any then-current Benchmark for any currency, as applicable, (a) if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an Interest Period pursuant to this Agreement or (b) otherwise, any payment period for interest

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calculated with reference to such Benchmark (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark, in each case, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” (or any defined term used therein) pursuant to Section 3.10(d).

“Bail-In Action”: the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

“Bail-In Legislation”: (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

“BANA”: Bank of America, N.A. and its successors.

“Benchmark”: initially, with respect to any (a) Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, Dollars, LIBOR; provided that if (i) the USD LIBOR Transition Date has occurred or (ii) a Benchmark Transition Event, a Term RFR Transition Event or an Other Benchmark Rate Election, as applicable, has occurred with respect to the then-current Benchmark for Dollars, then “Benchmark” means, with respect to such Obligations, interest, fees, commissions or other amounts, the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 3.10(a) and (b) Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, Canadian Dollars, the CDOR Rate; provided that if a Benchmark Transition Event or a Term RFR Transition Event, as applicable, has occurred with respect to the CDOR Rate or the then-current Benchmark for such currency, then “Benchmark” means, with respect to such Obligations, interest, fees, commissions or other amounts, the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 3.10(a).

“Benchmark Replacement”:

(a) with respect to any Benchmark Transition Event for any then-current Benchmark, the sum of: (i) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower as the replacement for such Benchmark giving due consideration to (A) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (B) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for such Benchmark for syndicated credit facilities denominated in the applicable currency at such time and (ii) the related Benchmark Replacement Adjustment; provided that, if such Benchmark Replacement as so determined would be less than the Floor, such Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents;

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(b) with respect to the USD LIBOR Transition Date, for any Available Tenor of the Eurodollar Rate for Dollars, the first alternative set forth in the order below that can be determined by the Administrative Agent for the USD LIBOR Transition Date:

(1)
Adjusted Term SOFR; provided, that, if the Borrower has provided a notification to the Administrative Agent in writing on or prior to the USD LIBOR Transition Date that the Borrower has a Swap Contract in place with respect to any of the Loans as of the date of such notice (which such notification the Administrative Agent shall be entitled to rely upon and shall have no duty or obligation to ascertain the correctness or completeness of), then the Administrative Agent, in its sole discretion, may decide not to determine the Benchmark Replacement pursuant to this clause (b)(1) for the USD LIBOR Transition Date;
(2)
Adjusted Daily Simple RFR for Dollars; or
(3)
the sum of: (A) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower as the replacement for the Eurodollar Rate for Dollars giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the Eurodollar Rate for Dollars for syndicated credit facilities denominated in Dollars at such time and (B) the related Benchmark Replacement Adjustment; provided that, if such Benchmark Replacement as so determined would be less than the Floor, such Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents;

(c) with respect to any Term RFR Transition Event for any currency, the Term RFR for such currency;

(d) with respect to any Other Benchmark Rate Election, the sum of: (A) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower as the replacement for the Eurodollar Rate for Dollars giving due consideration to any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for such Benchmark for Dollar-denominated syndicated credit facilities at such time and (B) the related Benchmark Replacement Adjustment; provided that, if such Benchmark Replacement as so determined would be less than the Floor, such Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents;

provided that, in the case of clause (b)(1), if the Administrative Agent decides that Adjusted Term SOFR is not administratively feasible for the Administrative Agent, then Adjusted Term SOFR will be deemed unable to be determined for purposes of this definition.

“Benchmark Replacement Adjustment”: for purposes of:

(a) clauses (a) and (b)(3) of the definition of “Benchmark Replacement”, with respect to any replacement of any then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Available Tenor, the spread adjustment, or method for calculating or determining

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such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for syndicated credit facilities denominated in the applicable currency; and

(b) clause (d) of the definition of “Benchmark Replacement”, with respect to any replacement of the Eurodollar Rate for Dollars with an Unadjusted Benchmark Replacement for any applicable Available Tenor, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower giving due consideration to any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the Eurodollar Rate for Dollars with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities.

“Benchmark Replacement Date”: the earliest to occur of the following events with respect to the then-current Benchmark for any currency:

(a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event”, the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof);

(b) in the case of clause (c) of the definition of “Benchmark Transition Event”, the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date;

(c) in the case of a Term RFR Transition Event for such currency, the Term RFR Transition Date applicable thereto; or

(d) in the case of an Other Benchmark Rate Election, the sixth (6th) Business Day after the date notice of such Other Benchmark Rate Election is provided to the Lenders, so long as the Administrative Agent has not received, by 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Other Benchmark Rate Election is provided to the Lenders, written notice of objection to such Other Benchmark Rate Election from Lenders comprising the Required Lenders.

For the avoidance of doubt, (A) if the Reference Time for the applicable Benchmark refers to a specific time of day and the event giving rise to the Benchmark Replacement Date for any

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Benchmark occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such Benchmark and for such determination and (B) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Event”: with respect to the then-current Benchmark for any currency (other than Eurodollar Rate for Dollars), the occurrence of one or more of the following events with respect to such Benchmark:

(a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);

(b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the FRB, the Federal Reserve Bank of New York, the central bank for the currency applicable to such Benchmark, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or

(c) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative.

For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Start Date”: with respect to any Benchmark for any currency, (a) in the case of a Benchmark Transition Event, the earlier of (i) the applicable Benchmark Replacement Date and (ii) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication) or (b) in the case of an Other Benchmark Rate Election, the applicable Benchmark Replacement Date.

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“Benchmark Unavailability Period”: with respect to (a) the Eurodollar Rate for Dollars, the period (if any) (i) beginning at the time that the USD LIBOR Transition Date has occurred pursuant to clause (a) of that definition if, at such time, no Benchmark Replacement has replaced the Eurodollar Rate for Dollars for all purposes hereunder and under any Loan Document in accordance with Section 3.10(a) and (ii) ending at the time that a Benchmark Replacement has replaced the Eurodollar Rate for Dollars for all purposes hereunder and under any Loan Document in accordance with Section 3.10(a) and (b) any then-current Benchmark for any currency other than the Eurodollar Rate for Dollars, the period (if any) (i) beginning at the time that a Benchmark Replacement Date with respect to such Benchmark pursuant to clauses (a) or (b) of that definition has occurred if, at such time, no Benchmark Replacement has replaced such Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 3.10(a) and (ii) ending at the time that a Benchmark Replacement has replaced such Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 3.10(a).

“Beneficial Ownership Certification”: a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation”: 31 C.F.R. § 1010.230.

“Benefit Plan”: any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

“BNY”: The Bank of New York Mellon and its successors.

“BofA Securities”: BofA Securities Inc. and its successors.

“Borrowing Date”: any Business Day on which (i) the Lenders make Revolving Credit Loans, (ii) a Lender makes a Competitive Bid Loan, (iii) a Swing Line Lender makes a Swing Line Loan, or (iv) an Issuing Bank Issues a Letter of Credit.

“Borrowing Request”: a request for Revolving Credit Loans or a Swing Line Loan in the form of Exhibit C-1 or such other form as may be approved by the Administrative Agent, which shall be sent by electronic (i.e., .pdf) transmission (including e-mail or any other form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Borrower.

“Business Day”: any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the laws of, or are in fact closed in, the State of New York, with respect to obligations denominated in Dollars and:

(a) if such day relates to any interest rate settings as to a Eurodollar Advances denominated in Dollars, any fundings, disbursements, settlements and payments in Dollars in respect of any such Eurodollar Advance, or any other dealings in Dollars to be carried out pursuant to this Agreement in respect of any such Eurodollar Advance, any London Banking Day;

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(b) if such day relates to any interest rate settings as to a Eurodollar Advance denominated in a currency other than Dollars, any such day on which dealings in deposits in the relevant currency are conducted by and between banks in the London interbank market or other applicable offshore interbank market for such currency; and

(c) if such day relates to any fundings, disbursements, settlements and payments in a currency other than Dollars in respect of a Eurodollar Advance (including a Swing Line Loan denominated in currency other than Dollars) denominated in a currency other than Dollars, or any other dealings in any currency other than Dollars to be carried out pursuant to this Agreement in respect of any such Eurodollar Advance (other than any interest rate settings), any such day on which banks are open for foreign exchange business in the principal financial center of the country of such currency.

“Canadian Dollar”: the lawful currency of Canada.

“Capital Stock”: as to any Person, all shares, interests, partnership interests, limited liability company interests, participations, rights in or other equivalents (however designated) of such Person’s equity (however designated) and any rights, warrants or options exchangeable for or convertible into such shares, interests, participations, rights or other equity.

“Cash Collateralize”: to pledge and deposit with or deliver to the Administrative Agent, for the benefit of the Administrative Agent, the applicable Issuing Banks or Applicable Swing Line Lenders, as the case may be, and the Lenders, as collateral for Letter of Credit Exposure, obligations in respect of Swing Line Loans, or obligations of Lenders to fund participations in respect of either thereof (as the context may require), cash or deposit account balances or, if an Issuing Bank or a Swing Line Lender benefitting from such collateral shall agree in its sole discretion, other credit support, in each case pursuant to documentation in form and substance satisfactory to (a) the Administrative Agent and (b) the applicable Issuing Bank or Applicable Swing Line Lender, as the case may be, “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support.

“Cash Rent”: with respect to any period, Consolidated cash rent paid by the Borrower and its Subsidiaries during such period under all leases (including Operating Leases and Finance Leases) of real or personal property in accordance with GAAP, but shall be exclusive of any amounts, determined on a Consolidated basis, paid by the Borrower or any such Subsidiary under such leases (whether or not designated as rents or additional rents) on account of variable maintenance, repairs, insurance, taxes and similar charges; provided that (1) cash rent in respect of Operating Leases shall mean the operating cash flows from operating leases for such period (as reflected in the Consolidated financial statements of the Borrower and its Subsidiaries for such period or, if not so reflected, calculated in a manner consistent with the annual Consolidated financial statements of the Borrower and its Subsidiaries) and (2) cash rent in respect of Finance Leases shall mean the sum of (a) Consolidated interest expense attributable to Finance Leases of the Borrower and its Subsidiaries to the extent paid (or required to be paid) in cash during such period plus (b) financing cash flows from finance leases and financing obligations for such period (as reflected in the Consolidated financial statements of the Borrower and its Subsidiaries for such period or, if not so reflected, calculated in a manner consistent with the annual Consolidated financial statements of the Borrower and its Subsidiaries).

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“CDOR Rate”: the rate per annum equal to the rate determined by the Administrative Agent on the basis of the rate applicable to Canadian Dollar bankers’ acceptances as administered by Refinitiv Benchmarks Services (UK) Limited, or a comparable or successor administrator approved by the Administrative Agent, for a period comparable to the applicable Interest Period, at approximately 10:00 a.m. (Toronto time) two Business Days prior to the commencement of such Interest Period (or such other day as is generally treated as the rate fixing day by market practice in such interbank market, as determined by the Administrative Agent; provided that to the extent that such market practice is not administratively feasible for the Administrative Agent, such other day as otherwise reasonably determined by the Administrative Agent). If the CDOR Rate shall be less than the Floor, such rate shall be deemed to be the Floor for purposes of this Agreement.

“Change of Control”: any one or more of the following events: (i) any “person” or “group” (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act) shall have become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) of Voting Shares entitled to exercise more than 50% of the total power of all outstanding Voting Shares of the Borrower (including any Voting Shares that are not then outstanding of which such person or group is deemed the beneficial owner), (ii) a change in the composition of the Managing Person of the Borrower shall have occurred in which the individuals who constituted the Managing Person of the Borrower at the beginning of the two-year period immediately preceding such change (together with any other individual whose election by the Managing Person of the Borrower or whose nomination for election by the shareholders of the Borrower was approved by a vote of at least a majority of the members of such Managing Person then in office who either were members of such Managing Person at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the members of such Managing Person then in office, or (iii) KDS shall cease to be a wholly-owned Subsidiary of the Borrower, unless it has merged into the Borrower or into another wholly-owned Subsidiary of the Borrower. For purposes of this definition, the term “Voting Shares” shall mean all outstanding shares of any class or classes (however designated) of Capital Stock of the Borrower entitled to vote generally in the election of members of the Managing Person thereof.

“Code”: the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto, and the rules and regulations issued thereunder, as from time to time in effect.

“Commitment”: a Revolving Credit Commitment or the Swing Line Commitment, as the case may be.

“Commitment Percentage”: with respect to any Lender as of any date, the percentage (carried out to the ninth decimal place) as of such date equal to such Lender’s Revolving Credit Commitment Amount, subject to adjustment as provided in Section 2.15, divided by the Aggregate Revolving Credit Commitment Amount (or, if no Revolving Credit Commitments then exist, the percentage equal to such Lender’s Revolving Credit Commitment Amount on the last day upon which Revolving Credit Commitments did exist divided by the Aggregate Revolving Credit Commitment Amount as in effect on such day).

“Competitive Bid”: an offer by a Lender to make a Competitive Bid Loan, substantially in the form of Exhibit J.

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“Competitive Bid Accept/Reject Letter”: a notification given by the Borrower pursuant to Section 2.6(d) substantially in the form of Exhibit K.

“Competitive Bid Loan”: a loan made pursuant to Section 2.6.

“Competitive Bid Rate”: with respect to any Competitive Bid made by a Lender pursuant to Section 2.6, the fixed rate of interest offered by such Lender in connection therewith.

“Competitive Bid Request”: a request by the Borrower for Competitive Bids, substantially in the form of Exhibit H or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Borrower.

“Competitive Interest Period”: with respect to any Competitive Bid Loan, the period commencing on the Borrowing Date with respect to such Competitive Bid Loan and ending on the date requested in the Competitive Bid Request with respect to such Competitive Bid Loan, which date shall be neither earlier than seven days, nor later than 90 days, after the Borrowing Date with respect to such Competitive Bid Loan; provided, however, that in no event shall any Competitive Interest Period end after the Revolving Credit Maturity Date. Interest shall accrue from and including the first day of a Competitive Interest Period to, but excluding, the last day of such Competitive Interest Period.

“Compliance Certificate”: a certificate substantially in the form of Exhibit E.

“Conforming Changes”: with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Alternate Base Rate” (if applicable), the definition of “Business Day,” the definition of “Interest Period” or any similar or analogous definition and any other definition used therein (or the addition of a concept of “interest period”), the definition of “London Banking Day”, the definition of “RFR Business Day”, timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents).

“Consolidated”: the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP.

“Consolidated Lease Expense”: the rent expenses recognized by the Borrower and its Subsidiaries for such period for any lease of property classified as an Operating Lease having an original term (including any required renewals or any renewals at the option of the lessor or lessee) of one year or more (but does not include any amounts payable under Finance Leases).

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“Contingent Obligation”: with respect to any Person, (i) any agreement, written undertaking or contractual arrangement by which such Person assumes, guarantees, endorses (other than the endorsement of instruments for deposit or collection in the ordinary course of business), contingently agrees to purchase or provide funds for the payment of, or otherwise becomes or is contingently liable upon, the financial or monetary obligation or financial or monetary liability of any other Person (excluding customary indemnification obligations arising from a purchase and sale agreement negotiated at arm’s length and typical for transactions of a similar nature), or agrees in writing to maintain the net worth or working capital or other financial condition of any other Person, or otherwise assures any creditor of such other Person in writing against loss, including, without limitation, any operating agreement, take-or-pay contract or application for or reimbursement agreement with respect to a letter of credit (including any Letter of Credit), and (ii) any obligation in respect of the liabilities of any partnership in which such Person is a general partner, except to the extent that such liabilities of such partnership are nonrecourse to such Person and its separate Property. The amount of any Contingent Obligation of a Person shall be deemed to be an amount equal to the stated or determinable amount of a primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith.

“Control Person”: as defined in Section 3.6.

“Conversion Date”: the date on which: (i) a Eurodollar Advance or RFR Loan is converted to an ABR Advance, (ii) an ABR Advance is converted to a Eurodollar Advance or a RFR Loan or (iii) a Eurodollar Advance or RFR Loan is converted to a new Eurodollar Advance or RFR Loan, as applicable.

“Covered Party”: as defined in Section 11.27.

“Credit Parties”: the Administrative Agent, each Swing Line Lender, each Issuing Bank and each Lender.

“Daily Simple RFR Loan”: any Loan that bears interest at a rate based on the Adjusted Daily Simple RFR other than pursuant to clause (c) of the definition of “Alternate Base Rate”.

“Debt Ratio”: at any fiscal quarter end, the ratio of (x) Included Indebtedness as of such fiscal quarter end to (y) Consolidated EBITDAR for the period of four consecutive fiscal quarters ending as of such fiscal quarter.

“Debtor Relief Laws”: the Bankruptcy Code of the United States of America, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect.

“Default”: any event or condition which constitutes an Event of Default or which, with the giving of notice, the lapse of time, or any other condition, would, unless cured or waived, become an Event of Default.

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“Defaulting Lender”: subject to Section 2.15(b), any Lender that, as determined by the Administrative Agent, (a) has failed to perform any of its funding obligations hereunder, including in respect of its Loans or participations in respect of Letters of Credit or Swing Line Loans, within three Business Days of the date required to be funded by it hereunder, unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, (b) has notified the Borrower, or the Administrative Agent or any Lender that it does not intend to comply with its funding obligations or has made a public statement to that effect with respect to its funding obligations hereunder or under other agreements in which it commits to extend credit, (c) has failed, within three Business Days after request by the Administrative Agent, to confirm in writing to the Administrative Agent that it will comply with its funding obligations (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had a receiver, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or a custodian appointed for it, (iii) taken any action in furtherance of, or indicated its consent to, approval of or acquiescence in any such proceeding or appointment, or (iv) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender.

“Designated Jurisdiction”: any country, territory, or region to the extent that such country, territory, or region itself is the subject or target of any Sanction.

“Disposition”: with respect to any Person, any sale, assignment, transfer or other disposition by such Person, by any means, of (a) the Capital Stock of any other Person, (b) any business, going concern or division or segment thereof, or (c) any other Property of such Person, other than in the ordinary course of business.

“Disqualifying Event”: as defined in Section 3.10(f).

“Documentation Agent”: each of BMO Harris Bank, N.A., The Toronto-Dominion Bank, New York Branch, Goldman Sachs Bank USA, Morgan Stanley Bank, N.A. and Capital One, National Association.

“Dollar Equivalent”: at any time, (a) with respect to any amount denominated in Dollars, such amount, and (b) with respect to any amount denominated in any Alternative Currency, the equivalent amount thereof in Dollars as determined by the Administrative Agent, the Applicable Swing Line Lender or the applicable Issuing Bank, as the case may be, at such time on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date) for the purchase of Dollars with such Alternative Currency.

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“Dollars” and “$”: lawful currency of the United States.

“Early Opt-In Effective Date”: with respect to any Early Opt-In Election, the sixth (6th) Business Day after the date notice of such Early Opt-In Election is provided to the Lenders, so long as the Administrative Agent has not received, by 5:00 p.m. on the fifth (5th) Business Day after the date notice of such Early Opt-In Election is provided to the Lenders, written notice of objection to such Early Opt-In Election from Lenders comprising the Required Lenders.

“Early Opt-In Election”: the occurrence of: (a) a notification by the Administrative Agent to (or the request by the Borrower to the Administrative Agent to notify) each of the other parties hereto that at least five currently outstanding Dollar-denominated syndicated credit facilities at such time contain (as a result of amendment or as originally executed) a SOFR-based rate (including SOFR, a term SOFR or any other rate based upon SOFR) as a benchmark rate (and such syndicated credit facilities are identified in such notice and are publicly available for review), and (b) the joint election by the Administrative Agent and the Borrower to trigger a fallback from the Eurodollar Rate for Dollars and the provision by the Administrative Agent of written notice of such election to the Lenders.

“EBITDAR”: for any period, (A) an amount equal to net income for such period plus (a) the following to the extent deducted in calculating such net income: (i) interest charges for such period, (ii) the provision for income taxes (foreign and domestic) for such period, (iii) depreciation and amortization expense for such period, (iv) capital losses from the Disposition of fixed assets for such period, (v) any losses attributable to the early extinguishment of Indebtedness or obligations under Swap Contracts or other derivative instruments during such period, (vi) any losses, charges or expenses in connection with the closure or discontinuation of operations (including, without limitation, the closure of any store or other facility) during such period, and (vii) other expenses reducing such net income which do not represent a cash item in such period or any future period and minus (b) the following to the extent included in calculating such net income: (i) all non-cash items increasing net income for such period, (ii) any gains attributable to the early extinguishment of Indebtedness or obligations under Swap Contracts or other derivative instruments during such period, and (iii) capital gains from the Disposition of fixed assets for such period, plus (B) Consolidated Lease Expense during such period.

“EEA Financial Institution”: (A) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (B) any entity established in an EEA Member Country which is a parent of an institution described in clause (A) of this definition or (C) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (A) or (B) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country”: any of the member states of the European Union, Iceland Liechtenstein and Norway.

“EEA Resolution Authority”: any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

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“Effective Date”: the date of this Agreement.

“Employee Benefit Plan”: an employee benefit plan within the meaning of Section 3(3) of ERISA maintained, sponsored or contributed to by the Borrower, any of its Subsidiaries or any ERISA Affiliate.

“ERISA”: the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations issued thereunder, as from time to time in effect.

“ERISA Affiliate”: any trade or business (whether or not incorporated) under common control with the Borrower within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

“Erroneous Payment”: as defined in Section 10.12(a).

“Erroneous Payment Deficiency Assignment”: as defined in in Section 10.12(d).

“Erroneous Payment Return Deficiency”: as defined in Section 10.12(d).

“ESG”: as defined in Section 2.17.

“ESG Amendment”: as defined in Section 2.17.

“ESG Pricing Provisions”: as defined in Section 2.17.

“ESG Ratings”: as defined in Section 2.17.

“EU Bail-In Legislation Schedule”: the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Eurodollar Advances”: collectively, the Revolving Credit Loans (or any portions thereof), at such time as they (or such portions) are made and/or being maintained at a rate of interest based upon the Eurodollar Rate. Eurodollar Advances may be denominated in Dollars or in an Alternative Currency. All Revolving Credit Loans denominated in an Alternative Currency must be Eurodollar Advances.

“Eurodollar Rate”: for any Interest Period with respect to a Eurodollar Advance, (i) in the case of a Eurodollar Advance denominated in Dollars, the rate per annum equal to LIBOR; (ii) in the case of a Eurodollar Advance denominated in Canadian Dollars, the rate per annum equal to the CDOR Rate; and (iii) if applicable and approved by the Administrative Agent and the Lenders pursuant to Section 1.4, in the case of a Eurodollar Advance denominated in any other currency (other than a currency referenced in clauses (i) or (ii) above), the rate designated with respect to such currency at the time such currency is approved by the Administrative Agent and the Lenders pursuant to Section 1.4. Notwithstanding the foregoing, if the Eurodollar Rate shall be less than the Floor, such rate shall be deemed to be the Floor for purposes of this Agreement.

“Eurodollar/Term RFR Interest Period”: with respect to any Eurodollar Advance or Term RFR Loan requested by the Borrower, the period commencing on, as the case may be, the

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Borrowing Date or Conversion Date with respect to such Eurodollar Advance or Term RFR Loan, as applicable, and ending one, three or (except with respect to any Loan bearing interest based on the CDOR Rate) six months thereafter (subject to availability), as selected by the Borrower in its irrevocable Borrowing Request or its irrevocable Notice of Conversion/Continuation; provided, however, that (i) if any Eurodollar/Term RFR Interest Period would otherwise end on a day which is not a Business Day, such Eurodollar/Term RFR Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Eurodollar/Term RFR Interest Period into another calendar month, in which event such Eurodollar/Term RFR Interest Period shall end on the immediately preceding Business Day and (ii) any Eurodollar/Term RFR Interest Period which begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Eurodollar/Term RFR Interest Period) shall end on the last Business Day of a calendar month. Eurodollar/Term RFR Interest Periods shall be subject to the provisions of Section 3.4.

“Event of Default”: as defined in Section 9.1.

“Exchange Act”: the Securities Exchange Act of 1934, as amended.

“Excluded Receivables Indebtedness”: as of any date, Indebtedness that is secured by Receivables of the Borrower or Subsidiaries of the Borrower (but no other Property of the Borrower or any Subsidiary thereof, other than Related Receivable Assets).

“Excluded Taxes”: collectively, in the case of any Credit Party, (i) taxes imposed on the net income of such Credit Party by the jurisdiction in which such Credit Party has its situs of organization or in which such Credit Party’s lending office is located, (ii) taxes imposed on the net income of such Credit Party other than those taxes described in clause (i), except to the extent that such taxes would not have been incurred but for the situs of organization, any place of business or the activities of any Borrower, in the jurisdiction imposing the tax, (iii) taxes (other than withholding taxes) imposed on or measured by the gross income, gross receipts or capital of such Credit Party, except to the extent that such taxes would not have been incurred but for the situs of organization, any place of business or the activities of any Borrower, in the jurisdiction imposing the tax, (iv) in the case of a Lender, withholding taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (A) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Borrower under Section 3.12) or (B) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 3.11, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (v) any tax imposed on a transfer of a Note, (vi) any tax imposed as a result of the willful misconduct of such Credit Party or attributable to such Credit Party’s failure to comply with Section 3.11(b), and (vii) any United States federal withholding taxes imposed pursuant to FATCA (or any amended or successor version of FATCA that is substantively comparable and not materially more onerous to comply with).

“Existing Credit Agreement”: the Credit Agreement dated as of April 16, 2020 by and among KDS, the other borrowers and the guarantors party thereto, the lenders party thereto, and

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Wells Fargo Bank, National Association, as Administrative Agent, as amended, supplemented or otherwise modified prior to the date hereof.

“Existing BNY Letters of Credit” means those Existing Letters of Credit issued by BNY pursuant to the Existing Credit Agreement.

“Existing Letters of Credit” means those letters of credit existing on the Effective Date and identified on Schedule 1.1 that were issued under the Existing Credit Agreement and which shall remain in existence and be deemed to have been issued under this Agreement pursuant to the terms hereof.

“Existing Pension Plans”: as defined in Section 4.8.

“Facility Fee”: as defined in Section 3.2(a).

“FATCA”: Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code, and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code.

“FCA”: as defined in Section 1.5.

“Federal Funds Rate”: for any day, a rate per annum (expressed as a decimal, rounded upwards, if necessary, to the next higher 1/100 of 1%) equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (i) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (ii) if such rate is not so published for any day which is a Business Day, the Federal Funds Rate for such day shall be the average of the quotation for such day on such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by the Administrative Agent. Notwithstanding the foregoing, if the Federal Funds Rate shall be less than the Floor, such rate shall be deemed to be the Floor for purposes of this Agreement.

“Federal Reserve Bank of New York’s Website”: the website of the Federal Reserve Bank of New York at http://www.newyorkfed.org, or any successor source.

“Fee Letters”: collectively, the separate fee letters, dated as of September 30, 2021, between the Borrower and each of the Arrangers and any Affiliates thereof party thereto.

“Finance Lease”: any lease of property classified as a “finance lease” or “financing obligation” under GAAP, but excluding, for the avoidance of doubt, any Operating Leases.

“Financial Officer”: the chief financial officer of the Borrower, or such other representative of the Borrower as shall be satisfactory to the Administrative Agent.

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“Financial Statements”: as defined in Section 4.9.

“Fitch”: Fitch Ratings Ltd., or any successor thereto.

“Floor” means a rate of interest equal to 0%.

“Foreign Lender”: any Credit Party that is organized under the laws of a jurisdiction other than that in which the Borrower is resident for tax purposes. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

“FRB”: the Board of Governors of the Federal Reserve System of the United States.

“Fronting Exposure”: at any time there is a Defaulting Lender, (a) with respect to an Issuing Bank, such Defaulting Lender’s Letter of Credit Exposure other than Letter of Credit Exposure as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof, and (b) with respect to a Swing Line Lender, such Defaulting Lender’s Commitment Percentage of Swing Line Loans other than Swing Line Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof.

“Fronting Fee”: as defined in Section 3.2(c).

“GAAP”: generally accepted accounting principles as in effect from time to time in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied.

“Governmental Authority”: the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“HIPAA”: The Health Insurance Portability and Accountability Act of 1996, as amended from time to time, and the rules and regulations issued thereunder, as from time to time in effect, including, without limitation, the Health Information Technology for Economic and Clinical Health Act of 2009, as may be amended, and any applicable regulations thereunder.

“IBA”: as defined in Section 1.5.

“Impermissible Qualification”: relative to any opinion by the Accountants as to any financial statement delivered pursuant hereto, any qualification or exception to such opinion: (a) which is of a “going concern” or a similar nature with respect to the Borrower or any Significant Subsidiary, (b) which relates to the limited scope of examination of matters relevant to such financial statement (other than scope limitations included in the standard form of opinion utilized

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by the Accountants or with respect to Persons other than the Borrower or such Significant Subsidiary), or (c) which relates to the treatment or classification of any item in such financial statement and which, as a condition to its removal, would require an adjustment to such item the effect of which would be to cause the Borrower to be in default of any of its obligations under Section 7.8.

“Included Indebtedness”: as of any fiscal quarter end, (1) all items which constitute, without duplication, Indebtedness of the Borrower and its Subsidiaries on a Consolidated basis, other than (a) Indebtedness within the meaning of clause (v) of such defined term, (b) Indebtedness within the meaning of clause (vi) of such defined term and (c) Indebtedness within the meaning of clauses (ix) and (x) of such defined term solely in respect of Indebtedness referred to in clause (a) or (b) above, minus (2) any unamortized debt discount of the Borrower and its Subsidiaries on a Consolidated basis to the extent not otherwise taken into consideration in the determination of Indebtedness under clause (1) above, plus (3) an amount equal to the product of eight (8) multiplied by Cash Rent for the period of four consecutive fiscal quarters then ended.

“Included Taxes”: all Taxes other than Excluded Taxes.

“Income Tax”: as to any Person, an income tax or franchise tax imposed on all or part of the net income or net profits of such Person (including any interest, fees, or penalties for late payment of such an income tax or franchise tax) imposed by one of the following jurisdictions or by any political subdivision or taxing authority thereof: (i) the United States, (ii) the jurisdiction in which such Person is organized, (iii) the jurisdiction in which such Person’s principal office is located, or (iv) in the case of any Credit Party, any jurisdiction in which such Credit Party is deemed to be doing business.

“Indebtedness”: as to any Person, at a particular time, all items (other than any indebtedness or obligations of such Person to the extent owed only to (A) any Subsidiary of such Person, or (B) any other Person (or any Subsidiary thereof) of which such Person is a Subsidiary) which constitute, without duplication, (i) indebtedness for borrowed money, (ii) indebtedness in respect of the deferred purchase price of Property (other than trade payables incurred in the ordinary course of business, provided that some or all of the purchase price is deferred for more than 120 days from the date such Person accepts the Property), (iii) indebtedness evidenced by notes, bonds, debentures or similar instruments, (iv) obligations with respect to any conditional sale or title retention agreement, (v) indebtedness arising under acceptance facilities and the amount available to be drawn under all letters of credit issued for the account of such Person and, without duplication, all drafts drawn thereunder to the extent such Person shall not have reimbursed the issuer in respect of the issuer’s payment thereof, (vi) obligations under Finance Leases to the extent such obligations would be required to be shown as a liability on the balance sheet of such Person in accordance with GAAP, (vii) obligations under Swap Contracts, (viii) all obligations of such Person in respect of Capital Stock subject to mandatory redemption or redemption at the option of the holder thereof, in whole or in part, (ix) Contingent Obligations of such Person in respect of any of the foregoing, and (x) all obligations of any other Person in respect of any of the foregoing that are secured by (or for which any obligee of any such obligation has an existing right, contingent or otherwise, to be secured by) any Lien on any Property owned or acquired by such Person whether or not the obligation secured thereby has been assumed.

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“Indemnified Liabilities”: as defined in Section 11.20.

“Indemnified Party”: as defined in Section 11.7.

“Interest Payment Date”: (i) as to any ABR Advance, the last day of each March, June, September and December, commencing on the first of such days to occur after the Borrowing Date or Conversion Date, as applicable, with respect to such ABR Advance, (ii) as to any Swing Line Loan, the date on which the outstanding principal balance of such Swing Line Loan shall become due and payable, and the Revolving Credit Maturity Date, (iii) as to any Eurodollar Advance or Term RFR Loan, the last day of each Interest Period therefor and, in the case of any Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at three month intervals after the first day of such Interest Period (provided, that each such three-month interval payment day shall be the immediately succeeding Business Day if such day is not a Business Day, unless such day is not a Business Day but is a day of the relevant month after which no further Business Day occurs in such month, in which case such day shall be the immediately preceding Business Day), (iv) as to any Daily Simple RFR Loan, the last Business Day of each calendar month, commencing on the first of such days to occur after the Borrowing Date or Conversion Date, as applicable, with respect to such Daily Simple RFR Loan, (v) as to any Competitive Bid Loan, the last day of the Competitive Interest Period with respect thereto, and (vi) as to all Advances and all Competitive Bid Loans, the Revolving Credit Maturity Date.

“Interest Period”: a Eurodollar/Term RFR Interest Period, a Competitive Interest Period or a Swing Line Interest Period, as the case may be.

“Invitation to Bid”: an invitation to make Competitive Bids in the form of Exhibit I.

“ISP”: with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice, Inc. (or such later version thereof as may be in effect at the time of issuance).

“Issue”: with respect to any Letter of Credit, the issuance, amendment, extension or renewal thereof. “Issuance” and “Issued” shall have a correlative meaning.

“Issuing Banks”: Wells Fargo, BANA (which may include any Subsidiary or an Affiliate of BANA), JPMCB, MUFG, USB, each Additional Issuing Bank and, solely with respect to the Existing BNY Letters of Credit, BNY. For the avoidance of doubt, upon the termination of all Existing BNY Letters of Credit, BNY will automatically cease to be an Issuing Bank (except to the extent BNY is or becomes an Additional Issuing Bank pursuant to the terms hereof) but shall retain the rights, powers, privileges and duties of an Issuing Bank with respect to any amounts owed to it in respect of the Existing BNY Letters of Credit.

“JPMCB”: JPMorgan Chase Bank, N.A. and its successors.

“KDS”: Kohl’s, Inc., a Delaware corporation and a wholly-owned Subsidiary of the Borrower.

“KPIs”: as defined in Section 2.17.

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“L/C Advance”: with respect to each Lender, such Lender’s funding of its participation in any L/C Borrowing in accordance with its Commitment Percentage. All L/C Advances shall be denominated in Dollars.

“L/C Borrowing”: an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed on the date when made or refinanced as an ABR Advance. All L/C Borrowings shall be denominated in Dollars.

“L/C Disbursement”: a payment made by an Issuing Bank pursuant to a Letter of Credit.

“L/C Obligations”: as at any date of determination, the aggregate amount available to be drawn under all outstanding Letters of Credit plus the aggregate amount of drawings under Letters of Credit which have not then been reimbursed pursuant to Section 2.10(c), including all L/C Borrowings. For purposes of computing the amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 2.10(e). For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn.

“Lender” and “Lenders”: as defined in the preamble.

“Letter of Credit”: each of the letters of credit issued pursuant to Section 2.10 and the Existing Letters of Credit. Letters of Credit may be issued in Dollars or in an Alternative Currency.

“Letter of Credit Commissions”: as defined in Section 3.2(b).

“Letter of Credit Commitment”: the commitment of the Issuing Banks to Issue Letters of Credit having an aggregate outstanding face amount up to the Letter of Credit Commitment Amount, and the commitment of the Lenders to participate in the Letter of Credit Exposure as set forth in Section 2.11.

“Letter of Credit Commitment Amount”: an amount equal to $200,000,000.

“Letter of Credit Expiration Date”: the day that is seven days prior to the Revolving Credit Maturity Date then in effect (or, if such day is not a Business Day, the next preceding Business Day).

“Letter of Credit Exposure”: as of any date and in respect of any Lender, an amount equal to (i) the sum as of such date, without duplication, of (x) the aggregate amount (determined in accordance with Section 2.10(e)) of all outstanding Letters of Credit, (y) the aggregate amount of unpaid drafts drawn on all Letters of Credit, and (z) the aggregate unpaid Reimbursement Obligations (after giving effect to any Revolving Credit Loans made on such date to pay any such Reimbursement Obligations), multiplied by (ii) such Lender’s Commitment Percentage.

“Letter of Credit Request”: a request for the Issuance of a Letter of Credit in the form of Exhibit C-2.

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“LIBOR”:

(a) for any interest rate calculation with respect to a Eurodollar Advance, the rate of interest per annum determined on the basis of the rate for deposits in Dollars for a period equal to the applicable Interest Period as published by the ICE Benchmark Administration Limited, a United Kingdom company, or a comparable or successor quoting service approved by the Administrative Agent, at approximately 11:00 a.m. (London time) two London Banking Days prior to the first day of the applicable Interest Period. If, for any reason, such rate is not so published, then “LIBOR” shall be determined by the Administrative Agent to be the arithmetic average of the rate per annum at which deposits in Dollars would be offered by first class banks in the London interbank market to the Administrative Agent at approximately 11:00 a.m. (London time) two London Banking Days prior to the first day of the applicable Interest Period for a period equal to such Interest Period, and

(b) for any interest rate calculation with respect to an ABR Advance, the rate of interest per annum determined on the basis of the rate for deposits in Dollars for an Interest Period equal to one month (commencing on the date of determination of such interest rate) as published by the ICE Benchmark Administration Limited, a United Kingdom company, or a comparable or successor quoting service approved by the Administrative Agent, at approximately 11:00 a.m. (London time) on such date of determination, or, if such date is not a Business Day, then the immediately preceding Business Day. If, for any reason, such rate is not so published, then “LIBOR” for such ABR Advance shall be determined by the Administrative Agent to be the arithmetic average of the rate per annum at which deposits in Dollars would be offered by first class banks in the London interbank market to the Administrative Agent at approximately 11:00 a.m. (London time) on such date of determination for a period equal to one month commencing on such date of determination;

provided that (x) if LIBOR (including any Benchmark Replacement with respect thereto) shall be less than zero, such rate shall be deemed zero for purposes of this Agreement and (y) unless otherwise specified in any amendment to this Agreement entered into in accordance with Section 3.10(b), in the event that a Benchmark Replacement with respect to LIBOR is implemented, then all references herein to LIBOR shall be deemed references to such Benchmark Replacement.

Each calculation by the Administrative Agent of LIBOR shall be conclusive and binding for all purposes, absent manifest error.

“Lien”: any mortgage, deed of trust, pledge, hypothecation, assignment, encumbrance, lien (statutory or other), or other security agreement or security interest of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement and any capital or financing lease having substantially the same economic effect as any of the foregoing.

“Loan”: a Revolving Credit Loan, a Competitive Bid Loan, or a Swing Line Loan, as the case may be.

“Loan Documents”: collectively, this Agreement, the Notes, the Reimbursement Agreements and the Fee Letters.

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“Loans”: the Revolving Credit Loans, the Competitive Bid Loans and/or the Swing Line Loans, as the case may be.

“London Banking Day”: any day on which dealings in Dollar deposits are conducted by and between banks in the London interbank eurodollar market.

“Managing Person”: with respect to any Person that is (i) a corporation, its board of directors, (ii) a limited liability company, its board of control, managing member or members, (iii) a limited partnership, its general partner, (iv) a general partnership or a limited liability partnership, its managing partner or executive committee or (v) any other Person, the managing body thereof or other Person analogous to the foregoing.

“Margin Stock”: any “margin stock”, as defined in Regulation U of the Board of Governors of the Federal Reserve System, as amended, supplemented or otherwise modified from time to time.

“Material Adverse Change”: a material adverse change in the financial condition, operations, business or Property of the Borrower and its Subsidiaries taken as a whole.

“Material Adverse Effect”: (i) a material adverse effect on the financial condition, operations, business or Property of the Borrower and its Subsidiaries taken as a whole, (ii) a material adverse effect on the ability of the Borrower to perform any of its payment obligations or other material obligations under the Loan Documents or (iii) a material impairment of the rights and remedies of the Administrative Agent or any Lender under any Loan Document.

“Material Obligations”: as of any date, (a) Indebtedness (other than Indebtedness under the Loan Documents and Indebtedness in respect of Finance Leases) of the Borrower or its Subsidiaries in an aggregate principal amount exceeding $75,000,000, or (b) obligations under leases in respect of interests in real property (whether Operating Leases or Finance Leases) of the Borrower or its Subsidiaries in an aggregate principal amount exceeding $75,000,000. For purposes of determining Material Obligations, the “principal amount” of Indebtedness and such other obligations at such date shall be the maximum aggregate amount (giving effect to any netting agreements) that the Borrower or such Subsidiary, as applicable, would be required to pay if such Indebtedness and such obligations became due and payable on such date.

“Moody’s”: Moody’s Investors Service, Inc., or any successor thereto.

“MUFG”: MUFG Bank, Ltd. and its successors.

“Multiemployer Plan”: a Pension Plan which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

“Negotiated Rate”: with respect to each Swing Line Loan, the rate per annum agreed to by the Borrower and a Swing Line Lender (such rate not to exceed the Alternate Base Rate plus the Applicable Margin for Dollar-denominated Loans only) in accordance with Section 2.5(b) as the interest rate that such Swing Line Loan shall bear.

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“Net Worth”: as of any fiscal quarter end, the excess if any of total assets over total liabilities, in each case determined on a Consolidated basis.

“Note” and “Notes”: as defined in Section 2.2.

“Notice of Conversion/Continuation”: a notice substantially in the form of Exhibit D or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Borrower.

“OFAC”: the Office of Foreign Assets Control of the United States Department of the Treasury.

“Operating Entity”: any Person or any business or operating unit of a Person which is, or could be, operated separate and apart from (i) the other businesses and operations of such Person, or (ii) any other line of business or business segment.

“Operating Lease”: any lease of property classified as an “operating lease” under GAAP.

“Organizational Documents”: as to any Person which is (i) a corporation, the certificate or articles of incorporation and bylaws of such Person, (ii) a limited liability company, the limited liability company agreement or similar agreement of such Person, (iii) a partnership, the partnership agreement or similar agreement of such Person, or (iv) any other form of entity or organization, the organizational documents analogous to the foregoing.

“Other Benchmark Rate Election”: if the then-current Benchmark for Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, Dollars, is the Eurodollar Rate for Dollars, the occurrence of: (a) a notification by the Administrative Agent to (or the request by the Borrower to the Administrative Agent to notify) each of the other parties hereto that at least five currently outstanding Dollar-denominated syndicated credit facilities at such time contain (as a result of amendment or as originally executed), in lieu of a LIBOR-based rate, a term benchmark rate that is not a SOFR-based rate as a benchmark rate (and such syndicated credit facilities are identified in such notice and are publicly available for review), and (b) the joint election by the Administrative Agent and the Borrower to trigger a fallback from the Eurodollar Rate for Dollars and the provision by the Administrative Agent of written notice of such election to the Lenders.

“Other Connection Taxes”: with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

“Other Taxes”: all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other

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Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 3.12).

“Participant”: as defined in Section 11.6(d).

“Participant Register”: as defined in Section 11.6(d).

“Payment Recipient”: as defined in Section 10.12(a).

“PBGC”: the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA, or any Governmental Authority succeeding to the functions thereof.

“Pension Act”: the Pension Protection Act of 2006.

“Pension Funding Rules”: the rules of the Code and ERISA regarding minimum required contributions (including any installment payment thereof) to Pension Plans and set forth in, with respect to plan years ending prior to the effective date of the Pension Act, Section 412 of the Code and Section 302 of ERISA, each as in effect prior to the Pension Act and, thereafter, Section 412, 430, 431, 432 and 436 of the Code and Section 302, 303, 304, and 305 of ERISA.

“Pension Plan”: at any date of determination, any Employee Benefit Plan (including a Multiemployer Plan), that is subject to the Pension Funding Rules, or at any time within the six years immediately preceding such date, were in whole or in part, the responsibility of the Borrower, any of its Subsidiaries or any ERISA Affiliate.

“Person”: any individual, firm, partnership, limited liability company, joint venture, corporation, association, business enterprise, joint stock company, unincorporated association, trust, Governmental Authority or any other entity, whether acting in an individual, fiduciary, or other capacity, and for the purpose of the definition of “ERISA Affiliate”, a trade or business.

“Platform”: as defined in Section 7.1(i).

“Pricing Level”: at any time, Pricing Level I, Pricing Level II, Pricing Level III, Pricing Level IV, or Pricing Level V as applicable at such time.

“Pricing Level I”: any time when Applicable Debt is rated A- or higher by S&P or A3 or higher by Moody’s.

“Pricing Level II”: any time when Applicable Debt is rated BBB+ by S&P or Baa1 by Moody’s.

“Pricing Level III”: any time when Applicable Debt is rated BBB by S&P or Baa2 by Moody’s.

“Pricing Level IV”: any time when Applicable Debt is rated BBB- by S&P or Baa3 by Moody’s.

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“Pricing Level V”: any time when the Applicable Debt is rated BB+ or lower by S&P or Ba1 or lower by Moody’s.

“Prime Rate”: at any time, the rate of interest per annum publicly announced from time to time by the Administrative Agent as its prime rate. Each change in the Prime Rate shall be effective as of the opening of business on the day such change in such prime rate occurs. The parties hereto acknowledge that the rate announced publicly by the Administrative Agent as its prime rate is an index or base rate and shall not necessarily be its lowest or best rate charged to its customers or other banks.

“Prior Quarter End”: with respect to each change after the date hereof in the fiscal year of the Borrower, the fiscal quarter end of the Borrower that occurred immediately before the effective date of such change.

“Prohibited Transaction”: a transaction which is prohibited under Section 4975 of the Code or Section 406 of ERISA and not exempt under Section 4975 of the Code or Section 408 of ERISA.

“Property”: all types of real, personal, tangible, intangible or mixed property.

“Proposed Lender”: as defined in Section 2.7(c).

“PTE”: a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

“Receivables”: with respect to any Person as at any date of determination, the aggregate unpaid principal portion of the obligations of one or more of the customers of such Person to pay money to such Person, whether constituting an account, chattel paper, instrument or general intangible, arising in connection with the sale of goods or the rendering of services by such Person, plus any finance charges, late fees or other similar charges receivable by such Person with respect thereto.

“Recipient” (a) the Administrative Agent, (b) any Lender or (c) any Issuing Bank, as applicable.

“Reference Time”: with respect to any setting of the then-current Benchmark for any currency means (a) if such Benchmark is an Adjusted Daily Simple RFR and the RFR for such Benchmark is SOFR, then four RFR Business Days prior to (A) if the date of such setting is an RFR Business Day, such date or (B) if the date of such setting is not an RFR Business Day, the RFR Business Day immediately preceding such date, (b) if such Benchmark is an Eurodollar Rate, (i) such Benchmark is based upon LIBOR, then 11:00 a.m. (London time) on the day that is two (2) London Banking Days preceding the date of such setting, and (ii) such Benchmark is based upon the CDOR Rate, then 10:00 a.m. (Toronto, Ontario time) on the date of such setting, and (c) otherwise, then the time determined by the Administrative Agent, including in accordance with the Conforming Changes.

“Register”: as defined in Section 11.6(c).

“Regulatory Change”: the occurrence, after the Effective Date, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law,

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rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Regulatory Change”, regardless of the date enacted, adopted or issued.

“Reimbursement Agreement”: as defined in Section 2.10(b).

“Reimbursement Obligation”: the obligation of the Borrower to reimburse any Issuing Bank for amounts drawn under a Letter of Credit.

“Related Parties”: with respect to any specified Person, such Person’s Affiliates and the respective directors, officers, employees, agents and advisors (as it relates to this Agreement) of such Person and such Person’s Affiliates.

“Related Receivable Assets”: with respect to the retail accounts receivable of any Person, other Property of such Person upon which Liens are customarily granted in connection with the financing or securitization of such retail accounts receivable.

“Relevant Governmental Body”: (a) with respect to a Benchmark Replacement in respect of Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, Dollars, the FRB or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the FRB or the Federal Reserve Bank of New York, or any successor thereto and (b) with respect to a Benchmark Replacement in respect of Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, any Alternative Currency, (i) the central bank for the currency in which such Obligations, interest, fees, commissions or other amounts are denominated, or calculated with respect to, or any central bank or other supervisor which is responsible for supervising either (A) such Benchmark Replacement or (B) the administrator of such Benchmark Replacement or (ii) any working group or committee officially endorsed or convened by (A) the central bank for the currency in which such Obligations, interest, fees, commissions or other amounts are denominated, or calculated with respect to, (B) any central bank or other supervisor that is responsible for supervising either (1) such Benchmark Replacement or (2) the administrator of such Benchmark Replacement, (C) a group of those central banks or other supervisors or (D) the Financial Stability Board or any part thereof.

“Reportable Event”: with respect to any Pension Plan, (i) any event set forth in Sections 4043(c) (other than a Reportable Event as to which the 30 day notice requirement is waived by the PBGC under applicable regulations), 4062(e) or 4063(a) of ERISA or the regulations thereunder, (ii) any amendment that would be prohibited under Section 436(c) of the Code, or (iii) any failure to make any payment required by the Pension Funding Rules.

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“Required Lenders”: (i) except as otherwise provided in clause (ii) of this defined term, Lenders having Revolving Credit Commitment Amounts greater than 50% of the Aggregate Revolving Credit Commitment Amount, and (ii) at any time after the Revolving Credit Commitment Period that there is any Aggregate Credit Exposure, Lenders having a pro rata share thereof which is greater than 50% of the Aggregate Credit Exposure; provided, that the Commitments of, and the portion of the total outstanding Loans held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders.

“Resolution Authority”: an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“Responsible Officer”: the chief executive officer, president, chief financial officer, treasurer, assistant treasurer or controller of the Borrower, solely for purposes of the delivery of incumbency certificates pursuant to Section 5.1, the secretary or any assistant secretary of the Borrower and, solely for purposes of notices given pursuant to Article 2, any other officer or employee of the Borrower so designated by any of the foregoing officers in a notice to the Administrative Agent or any other officer or employee of the Borrower designated in or pursuant to an agreement between the Borrower and the Administrative Agent. Any document delivered hereunder that is signed by a Responsible Officer of the Borrower shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of the Borrower and such Responsible Officer shall be conclusively presumed to have acted on behalf of the Borrower.

“Revaluation Date”: (a) with respect to any Loan, each of the following: (i) the date of the borrowing of such Loan denominated in an Alternative Currency (including any borrowing or deemed borrowing that results from the payment by the applicable Issuing Bank under any Letter of Credit denominated in an Alternative Currency) but only as to the amounts so borrowed on such date, (ii) each date of a continuation of such Loan denominated in an Alternative Currency pursuant to the terms of this Agreement, but only as to the amounts so continued on such date, and (iii) such additional dates as the Administrative Agent shall determine or the Required Lenders shall require; and (b) with respect to any Letter of Credit denominated in an Alternative Currency, each of the following: (i) each date of issuance of such Letter of Credit, but only as to the Letter of Credit so issued on such date, (ii) each date such Letter of Credit is amended to increase the face amount of such Letter of Credit but only as to the amount of such increase, and (iii) such additional dates as the Administrative Agent or the applicable Issuing Bank (with notice thereof to the Administrative Agent) shall determine or the Required Lenders shall require.

“Revolving Credit Commitment”: in respect of any Lender, such Lender’s undertaking during the Revolving Credit Commitment Period to make Revolving Credit Loans, subject to the terms and conditions hereof, in an aggregate outstanding principal amount not exceeding the Revolving Credit Commitment Amount of such Lender.

“Revolving Credit Commitment Amount”: as of any date and with respect to any Lender, an amount equal to (i) the sum set forth adjacent to its name under the heading “Revolving Credit Commitment Amount” in Exhibit A, if any, plus (ii) the amount of any increase in such Lender’s “Revolving Credit Commitment Amount” pursuant to Section 2.7(c), plus (iii) the “Revolving Credit Commitment Amount” which such Lender shall have assumed from another Lender in

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accordance with Section 11.6 on or prior to such date, minus (iv) the “Revolving Credit Commitment Amount” which such Lender shall have assigned to another Person in accordance with Section 11.6 on or prior to such date; as such amount may be reduced from time to time pursuant to Section 2.7(a).

“Revolving Credit Commitment Period”: the period from the Effective Date to but excluding the earlier to occur of the Revolving Credit Maturity Date and such other date upon which the Revolving Credit Commitments shall be terminated (or the Aggregate Revolving Credit Commitment Amount shall be reduced to zero).

“Revolving Credit Exposure”: with respect to any Lender as of any date, the sum as of such date of (i) the outstanding principal balance of such Lender’s Revolving Credit Loans, (ii) such Lender’s Swing Line Exposure, and (iii) such Lender’s Letter of Credit Exposure.

“Revolving Credit Increase Supplement”: as defined in Section 2.7(c).

“Revolving Credit Loan” and “Revolving Credit Loans”: as defined in Section 2.1.

“Revolving Credit Maturity Date”: October 22, 2026, as the same may be extended from time to time in accordance with Section 2.14(a), or if such date is not a Business Day, the next preceding Business Day.

“RFR”: for any Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, Dollars, on and after the USD LIBOR Transition Date, SOFR.

“RFR Business Day”: for any Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, Dollars, on and after the USD LIBOR Transition Date, any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities; provided, that for purposes of notice requirements in Sections 2.5(a), 2.8(a) and 3.3, in each case, such day is also a Business Day.

“RFR Loan”: a Daily Simple RFR Loan or a Term RFR Loan, as the context may require.

“RFR Rate Day”: any day pursuant to which any calculation of Adjusted Daily Simple RFR is made.

“S&P”: Standard & Poor’s Rating Service, a division of S&P Global Inc., and any successor thereto.

“Sanction(s)”: any sanctions administered or enforced by the United States Government (including without limitation, those administered by OFAC or the U.S. Department of State), the United Nations Security Council, the European Union, Her Majesty’s Treasury (“HMT”) or other relevant sanctions authority.

“Sanctioned Person”: at any time, (A) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC (including, without limitation, OFAC’s Specially

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Designated Nationals and Blocked Persons List and OFAC’s Consolidated Non-SDN List), the U.S. Department of State, the United Nations Security Council, the European Union, Her Majesty’s Treasury or other relevant sanctions authority, (B) any Person located, organized or resident in a Designated Jurisdiction, including any agency of such Designated Jurisdiction or (C) any Person owned or controlled by any such Person or Persons described in clauses (A) or (B).

“SEC”: the Securities and Exchange Commission or any Governmental Authority succeeding to the functions thereof.

“Significant Subsidiary”: each “Significant Subsidiary” of the Borrower within the meaning of Regulation S-X of the SEC as in effect from time to time.

“SOFR”: a rate equal to the secured overnight financing rate as administered by the SOFR Administrator.

“SOFR Adjustment”: a percentage equal to 0.11448% (11.448 basis points).

“SOFR Administrator”: the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).

“SOFR Administrator’s Website”: the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.

“Special Counsel”: Robinson, Bradshaw & Hinson, P.A., or such other counsel selected by the Administrative Agent, as special counsel to the Administrative Agent in connection with the Loan Documents.

“Spot Rate”: for a currency, the rate provided (either by publication or otherwise provided or made available to the Administrative Agent) by Thomson Reuters Corp. (or equivalent service chosen by the Administrative Agent in its reasonable discretion) as the spot rate for the purchase of such currency with another currency at a time selected by the Administrative Agent on the date of determination.

“Standby Letters of Credit”: as defined in Section 2.10(a).

“Subsidiary”: as to any Person, any corporation, association, partnership, limited liability company, joint venture or other business entity of which such Person or any Subsidiary of such Person, directly or indirectly, either (i) in respect of a corporation, owns or controls more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the Managing Person thereof, irrespective of whether a class or classes shall or might have voting power by reason of the happening of any contingency, or (ii) in respect of an association, partnership, limited liability company, joint venture or other business entity, is entitled to share in more than 50% of the profits and losses, however determined.

“Substitute Lender”: as defined in Section 3.12.

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“Sustainability Coordinators” shall mean WFS and one or more of the Arrangers or another financial institution selected by the Borrower.

“Swap Contract”: (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

“Swing Line Commitment”: the undertaking of a Swing Line Lender to make Swing Line Loans, subject to the terms and conditions hereof, in an aggregate outstanding principal amount for all Swing Line Lenders not in excess of the Swing Line Commitment Amount.

“Swing Line Commitment Amount”: an amount equal to $100,000,000, inclusive of Swing Line Sublimit Commitment Amount.

“Swing Line Exposure”: at any time, in respect of any Lender, an amount equal to the aggregate outstanding principal amount of the Swing Line Loans at such time multiplied by such Lender’s Commitment Percentage at such time.

“Swing Line Interest Period”: subject to the provisions of Section 3.4, with respect to any Swing Line Loan requested by the Borrower, the period commencing on the Borrowing Date with respect to such Swing Line Loan and ending not in excess of 10 days thereafter, as selected by the Borrower in its irrevocable Borrowing Request; provided, however, that (i) if any Swing Line Interest Period would otherwise end on a day that is not a Business Day, such Swing Line Interest Period shall be extended to the next succeeding Business Day, and (ii) the Borrower shall select Swing Line Interest Periods so as not to have more than three different Swing Line Interest Periods outstanding at any one time for all Swing Line Loans.

“Swing Line Lenders”: Wells Fargo, BANA, JPMCB, MUFG and USB.

“Swing Line Loan” and “Swing Line Loans”: as defined in Section 2.3(a).

“Swing Line Sublimit Commitment Amount”: Alternative Currency equivalent of $50,000,000.

“Syndication Agents”: BANA, JPMCB, MUFG and USB.

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“Tangible Net Worth”: as of any date, the following determined on a Consolidated basis as of the fiscal quarter end occurring on such date (or, if such date shall not be a fiscal quarter end, as of the fiscal quarter end immediately preceding such date): (a) Net Worth minus (b) intangible assets of the Borrower and its Subsidiaries on a Consolidated basis, consisting of goodwill, patents, trademarks, service marks, trade names, copyrights, organizational or developmental expenses, and similar categories of assets that may arise in the future.

“Tax”: any present or future tax, levy, impost, duty, charge, fee, deduction or withholding of any nature and whatever called, by a Governmental Authority, on whomsoever and wherever imposed, levied, collected, withheld or assessed.

“Term RFR”: with respect to any Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, Dollars, for any Interest Period, a rate per annum equal to Adjusted Term SOFR.

“Term RFR Loan”: any Loan that bears interest at a rate based on Term RFR other than pursuant to clause (c) of the definition of “Alternate Base Rate”.

“Term RFR Notice”: a notification by the Administrative Agent to the Lenders and the Borrower of the occurrence of a Term RFR Transition Event.

“Term RFR Transition Date”: in the case of a Term RFR Transition Event, the date that is thirty (30) calendar days after the Administrative Agent has provided the related Term RFR Notice to the Lenders and the Borrower pursuant to Section 3.10(a)(iii).

“Term RFR Transition Event”: with respect to any currency for any Interest Period, the determination by the Administrative Agent that (a) the applicable Term RFR for such currency has been recommended for use by the Relevant Governmental Body and (b) the administration of such Term RFR is administratively feasible for the Administrative Agent.

“Term SOFR” means, for any Available Tenor and Interest Period, a rate per annum equal to the forward-looking term rate for a period comparable to such Available Tenor based on the SOFR that is published by an authorized benchmark administrator and is displayed on a screen or other information service, each as identified or selected by the Administrative Agent in its reasonable discretion at approximately a time and as of a date prior to the commencement of such Interest Period determined by the Administrative Agent in its reasonable discretion in a manner substantially consistent with market practice.

“Term SOFR Adjustment” means, for any calculation with respect to the determination of the Alternate Base Rate to the extent based on Adjusted Term SOFR or to a Term RFR Loan, a percentage per annum as set forth below for the applicable type of such Loan and (if applicable) Interest Period therefor:

ABR Advance:

0.11448%

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Term RFR Loans:

Interest Period	Percentage
One month	0.11448%
Three months	0.26161%
Six months	0.42826%

“Termination Event”: with respect to any Pension Plan, (i) a Reportable Event, (ii) the termination of a Pension Plan, or the filing of a notice of intent to terminate a Pension Plan, or the treatment of a Pension Plan amendment as a termination under Section 4041 or 4041A of ERISA, (iii) the institution of proceedings to terminate a Pension Plan under Section 4042 of ERISA, or (iv) the appointment of a trustee to administer any Pension Plan under Section 4042 of ERISA.

“Trade Letters of Credit”: as defined in Section 2.10(a).

“UK Financial Institution”: any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority”: the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

“Unadjusted Benchmark Replacement”: the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.

“United States”: the United States of America.

“USB”: U.S. Bank National Association and its successors.

“USD LIBOR Transition Date”: the earlier of (a) the date that all Available Tenors of LIBOR have either (i) permanently or indefinitely ceased to be provided by IBA; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of LIBOR or (ii) been announced by the FCA pursuant to public statement or publication of information to be no longer representative and (b) the Early Opt-In Effective Date, so long as, in the case of (a) or (b), a Benchmark Replacement has not as of such date replaced the Eurodollar Rate for Dollars pursuant to Section 3.10(a) as the result of an Other Benchmark Rate Election.

“Wells Fargo”: Wells Fargo Bank, National Association and its successors.

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“WFS”: Wells Fargo Securities, LLC and its successors.

“Withholding Agent”: each of the Borrower and the Administrative Agent.

“Write-Down and Conversion Powers”: (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

3.1
Principles of Construction and Accounting Terms
(a)
All terms defined in a Loan Document shall have the meanings given such terms therein when used in the other Loan Documents or any certificate, opinion or other document made or delivered pursuant thereto to the extent not otherwise provided therein.
(b)
As used in the Loan Documents and in any certificate, opinion or other document made or delivered pursuant thereto, accounting terms not defined in Section 1.1, and accounting terms partly defined in Section 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP. Except as otherwise expressly provided herein, the computation of financial ratios and requirements set forth in this Agreement shall be consistent with the Borrower’s financial statements required to be delivered hereunder. If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in this Agreement and (i) the Borrower notifies the Administrative Agent that the Borrower objects to determining compliance with such financial ratio or requirement on the basis of GAAP in effect immediately after such change becomes effective or (ii) Required Lenders so object, then the Borrower’s compliance with such ratio or requirement shall be determined on the basis of GAAP in effect immediately before such change becomes effective, until either such notice is withdrawn by the Borrower or Required Lenders, as the case may be, or the Borrower and Required Lenders otherwise agree. Notwithstanding the foregoing, for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, Indebtedness of the Borrower and its Subsidiaries shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 and FASB ASC 470-20 on financial liabilities shall be disregarded, unless the parties hereto shall enter into a mutually acceptable amendment addressing such changes, as provided for above. Notwithstanding anything to the contrary in Section 11.1, if, in connection with the adoption by the Borrower of the standards set forth in FASB ASC 842, the Administrative Agent and the Borrower (x) identify a defect hereto or (y) determine that an amendment relating to the provisions hereof with respect to the treatment of leases in terms of an accounting or financial nature is required to give effect to the terms of this Agreement in connection with the application of such standard, this Agreement may be amended by an agreement in writing entered into by the Administrative Agent and the Borrower to cure

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such defect or amend any applicable provisions (and the Lenders party to this Agreement hereby authorize such amendment and, subject to the immediately following proviso, shall be deemed to have consented to such amendment), provided that such amendment shall only be effective to amend the provisions hereof if (i) the Lenders shall have received at least five Business Days’ prior written notice thereof, together with a copy thereof, and (ii) the Administrative Agent shall not have received, within five Business Days of the date of such notice to the Lenders, a written notice from the Required Lenders stating that the Required Lenders object to such amendment.
(c)
The words “hereof”, “herein”, “hereto” and “hereunder” and similar words when used in a Loan Document shall refer to such Loan Document as a whole and not to any particular provision thereof, and Section, schedule and exhibit references contained therein shall refer to Sections thereof or schedules or exhibits thereto unless otherwise expressly provided therein. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation.”
(d)
Unless the context otherwise requires, words in the singular number include the plural, and words in the plural include the singular.
(e)
Unless specifically provided in a Loan Document to the contrary, any reference to a time shall refer to such time in New York.
(f)
Unless specifically provided in a Loan Document to the contrary, in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each means “to but excluding”.
(g)
References in any Loan Document to a fiscal period shall refer to that fiscal period of the Borrower.
3.2
Exchange Rates; Currency Equivalents
(a)
The Administrative Agent, or a Swing Line Lender or an Issuing Bank, in each case in consultation with the Administrative Agent, as the case may be, shall determine the Spot Rates as of each Revaluation Date to be used for calculating Dollar Equivalent amounts of Aggregate Credit Exposure denominated in Alternative Currencies. Such Spot Rates shall become effective as of such Revaluation Date and shall be the Spot Rates employed in converting any amounts between the applicable currencies until the next Revaluation Date to occur. Except for purposes of financial statements delivered by Loan Parties hereunder or calculating financial covenants hereunder or except as otherwise provided herein, the applicable amount of any currency (other than Dollars) for purposes of the Loan Documents shall be such Dollar Equivalent amount as so determined by the Administrative Agent, Applicable Swing Line Lender or applicable Issuing Bank, as the case may be.
(b)
Wherever in this Agreement in connection with a Revolving Credit Loan, conversion, continuation or prepayment of a Eurodollar Advance or the issuance, amendment or extension of a Letter of Credit, an amount, such as a required minimum or multiple amount, is expressed in Dollars, but such Revolving Credit Loan, Eurodollar Advance or Letter of Credit is denominated in an Alternative Currency, such amount shall be the relevant Alternative Currency Equivalent of such Dollar amount (rounded to the nearest unit of such Alternative Currency, with

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0.5 of a unit being rounded upward), as determined by the Administrative Agent, Applicable Swing Line Lender or applicable Issuing Bank, as the case may be.
3.3
Additional Alternative Currencies
(a)
The Borrower may from time to time request that Eurodollar Advances be made and/or Letters of Credit be issued in a currency other than those specifically listed in the definition of “Alternative Currency;” provided that such requested currency is a lawful currency (other than Dollars) that is readily available and freely transferable and convertible into Dollars. In the case of any such request with respect to the making of Eurodollar Advances, such request shall be subject to the approval of the Administrative Agent and the Lenders; and in the case of any such request with respect to the issuance of Letters of Credit, such request shall be subject to the approval of the Administrative Agent and applicable Issuing Bank.
(b)
Any such request shall be made to the Administrative Agent not later than 11:00 a.m., 20 Business Days prior to the date of the desired Borrowing Date (or such other time or date as may be agreed by the Administrative Agent and, in the case of any such request pertaining to Letters of Credit, the applicable Issuing Bank, in its sole discretion). Each such request shall also identify the applicable benchmark rate that is to apply to Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, such requested additional Alternative Currency. In the case of any such request pertaining to Eurodollar Advances, the Administrative Agent shall promptly notify each Lender thereof; and in the case of any such request pertaining to Letters of Credit, the Administrative Agent shall promptly notify the applicable Issuing Bank thereof. Each Lender (in the case of any such request pertaining to Eurodollar Advances) or Issuing Bank (in the case of a request pertaining to Letters of Credit) shall notify the Administrative Agent, not later than 11:00 a.m., 10 Business Days after receipt of such request whether it consents, in its sole discretion, to the making of Eurodollar Advances or the issuance of Letters of Credit, as the case may be, in such requested currency and the usage of such benchmark rate.
(c)
Any failure by a Lender or an Issuing Bank, as the case may be, to respond to such request within the time period specified herein shall be deemed to be a refusal by such Lender or Issuing Bank, as the case may be, to permit Eurodollar Advances to be made or Letters of Credit to be issued in such requested currency and such benchmark rate to be used. If the Administrative Agent and all the Lenders consent to making Eurodollar Advances in such requested currency and using such benchmark rate, the Administrative Agent shall so notify the Borrower and such currency shall thereupon be deemed for all purposes to be an Alternative Currency hereunder for purposes of any Revolving Credit Loans of Eurodollar Advances; and if the Administrative Agent and such Issuing Bank consent to the issuance of Letters of Credit in such requested currency, the Administrative Agent shall so notify the Borrower and such currency shall thereupon be deemed for all purposes to be an Alternative Currency hereunder for purposes of any Letter of Credit issuances. If the Administrative Agent shall fail to obtain consent to any request for an additional currency under this Section 1.4, the Administrative Agent shall promptly so notify the Borrower.

In connection with any approved request for an Alternative Currency, the Administrative Agent will have the right to make any technical, administrative or operational changes that the Administrative Agent decides may be appropriate to reflect the inclusion of such Alternative

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Currency and the adoption and implementation of the benchmark rate applicable thereto and to permit the administration thereof by the Administrative Agent from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document.

3.4
Rates

The interest rate on Loans denominated in Dollars or an Alternative Currency may be determined by reference to a benchmark rate that is, or may in the future become, the subject of regulatory reform or cessation. Regulators have signaled the need to use alternative reference rates for some of these benchmark rates and, as a result, such benchmark rates may cease to comply with applicable laws and regulations, may be permanently discontinued or the basis on which they are calculated may change. The London interbank offered rate, which may be one of the benchmark rates with reference to which the interest rate on Loans may be determined, is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the ICE Benchmark Administration (“IBA”), the administrator of the London interbank offered rate, and the Financial Conduct Authority (the “FCA”), the regulatory supervisor of IBA, announced in public statements (the “Announcements”) that the final publication or representativeness date for the London interbank offered rate for: (a) Dollars for 1-week and 2-month tenor settings will be December 31, 2021 and (b) Dollars for overnight, 1-month, 3-month, 6-month and 12-month tenor settings will be June 30, 2023. No successor administrator for IBA was identified in such Announcements. As a result, it is possible that commencing immediately after such dates, the London interbank offered rate for such currencies and tenors may no longer be available or may no longer be deemed a representative reference rate upon which to determine the interest rate on applicable Loans. There is no assurance that the dates set forth in the Announcements will not change or that IBA or the FCA will not take further action that could impact the availability, composition or characteristics of any London interbank offered rate. Public and private sector industry initiatives have been and continue, as of the date hereof, to be underway to implement new or alternative reference rates to be used in place of London interbank offered rates. In the event that the London interbank offered rate or any other then-current Benchmark is no longer available or in certain other circumstances set forth in Section 3.10, such Section 3.10 provides a mechanism for determining an alternative rate of interest. The Administrative Agent will notify the Borrower, pursuant to Section 3.10, of any change to the benchmark rate upon which the interest rate on Loans is based. However, the Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, (i) the continuation of, administration of, submission of, calculation of or any other matter related to the London interbank offered rate, the rates in the definition of “Eurodollar Rate” (including, without limitation, LIBOR and the CDOR Rate) or any other Benchmark, or any component definition thereof, or rates referenced in the definition thereof or with respect to any alternative, successor or replacement rate thereto (including any then-current Benchmark or any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement), as it may or may not be adjusted pursuant to Section 3.10, will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, such Benchmark or any other Benchmark prior to its discontinuance or unavailability, or (ii) the effect, implementation or composition of any Conforming Changes. The Administrative Agent and its Affiliates or other

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related entities may engage in transactions that affect the calculation of a Benchmark, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto and such transactions may be adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any Benchmark, any component definition thereof or rates referred to in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.

3.5
Divisions

For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (i) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (ii) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its ownership interests at such time.

4.
AMOUNT AND TERMS OF LOANS AND LETTERS OF CREDIT
4.1
Revolving Credit Loans

Subject to the terms and conditions hereof, each Lender severally (and not jointly) agrees to make revolving credit loans (each a “Revolving Credit Loan” and, as the context may require, collectively with all other Revolving Credit Loans of such Lender and with the Revolving Credit Loans of all other Lenders, the “Revolving Credit Loans”) to the Borrower in Dollars or in one or more Alternative Currencies from time to time during the Revolving Credit Commitment Period, provided that immediately after giving effect thereto (i) such Lender’s Revolving Credit Exposure would not exceed such Lender’s Revolving Credit Commitment Amount, (ii) the Aggregate Credit Exposure would not exceed the Aggregate Revolving Credit Commitment Amount, and (iii) the Aggregate Credit Exposure denominated in Alternative Currencies shall not exceed the Alternative Currencies Sublimit. During the Revolving Credit Commitment Period, the Borrower may borrow, prepay in whole or in part and reborrow under the Revolving Credit Commitments, all in accordance with the terms and conditions of this Agreement. Subject to the provisions of Sections 2.5, 3.3 and 3.10, at the option of the Borrower, Revolving Credit Loans may be (i) with respect to Revolving Credit Loans denominated in Dollars, (A) ABR Advances or (B)(I) prior to the USD LIBOR Transition Date, Eurodollar Advances, (II) on and after the USD LIBOR Transition Date, (1) if the Benchmark Replacement that has replaced LIBOR is the Adjusted Daily Simple RFR, then (x) prior to the Term RFR Transition Date, Daily Simple RFR Loans or (y) on and after the Term RFR Transition Date, Term RFR Loans or (2) if the Benchmark Replacement that has replaced LIBOR is Adjusted Term SOFR, Term RFR Loans, or (III) any combination thereof and (ii) with respect to Revolving Credit Loans denominated in any other currencies (other than Dollars), Eurodollar Advances.

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4.2
Notes; Maturity; Lending Office

If requested by a Lender, the Revolving Credit Loans, the Competitive Bid Loans and the Swing Line Loans made by such Lender shall be evidenced by a promissory note made by the Borrower, substantially in the form of Exhibit B, payable to the order of such Lender, and dated the Effective Date (each, as indorsed or modified from time to time, a “Note” and, collectively with the Notes of all other Lenders, the “Notes”). The Borrower shall repay to the Administrative Agent for the ratable account of the Lenders on the Revolving Credit Maturity Date the aggregate principal amount of all Revolving Credit Loans outstanding on such date. The Borrower shall repay to the applicable Swing Line Lender (or, to the extent required by Section 2.3(c), to the Administrative Agent for the account of the Lenders) each Swing Line Loan made by such Swing Line Lender on the earlier to occur of (a) the last day of the Swing Line Interest Period applicable thereto, (b) the Business Day immediately preceding the Revolving Credit Maturity Date, and (c) the date on which the Swing Line Loans shall become due and payable pursuant to the provisions hereof, whether by acceleration or otherwise. The Borrower shall repay to the Administrative Agent for the account of the respective Lender the then unpaid principal amount of each Competitive Bid Loan of such Lender on the earlier to occur of (i) the last day of the Competitive Interest Period applicable thereto and (ii) the Business Day immediately preceding the Revolving Credit Maturity Date. Each Lender may, at its option, make any Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect in any manner the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement and such Loan shall be deemed to be directly extended by such Lender.

4.3
Swing Line Loans
(a)
Subject to the terms and conditions of this Agreement, and further subject to the agreement of each Swing Line Lender and the Borrower with respect to the Negotiated Rate to be applied, such Swing Line Lender agrees to make swing line loans (each a “Swing Line Loan” and, collectively, the “Swing Line Loans”) to the Borrower from time to time on any Business Day during the Revolving Credit Commitment Period (but excluding the 10 consecutive Business Days immediately preceding the Revolving Credit Maturity Date), provided that immediately after making each Swing Line Loan, (i) the aggregate unpaid balance of the Swing Line Loans would not exceed either the Swing Line Commitment Amount or Swing Line Sublimit Commitment Amount, (ii) the Aggregate Credit Exposure would not exceed the Aggregate Revolving Credit Commitment Amount, (iii) the Aggregate Credit Exposure denominated in Alternative Currency would not exceed the Alternative Currency Sublimit and (iv) except to the extent otherwise agreed by a Swing Line Lender in its sole discretion and solely as to itself, at no time shall the aggregate Swing Line Loans made by a Swing Line Lender exceed 20% of the Swing Line Commitment Amount. During the foregoing period, the Borrower may borrow, prepay in whole or in part and reborrow under the Swing Line Commitment, all in accordance with the terms and conditions of this Agreement.
(b)
A Swing Line Lender shall not be obligated to make any Swing Line Loan at a time when any Lender is a Defaulting Lender unless arrangements to eliminate such Swing Line Lender’s risk with respect to such Defaulting Lender’s participation in such Swing Line Loan shall have been made for the benefit of such Swing Line Lender and such arrangements are satisfactory

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to such Swing Line Lender. A Swing Line Lender shall not make a Swing Line Loan if, no later than one Business Day prior to the Borrowing Date with respect to such Swing Line Loan, it shall have received written notice from any Credit Party that the conditions set forth in Section 6 with respect thereto have not been satisfied.
(c)
A Swing Line Lender may by written notice given to the Administrative Agent not later than 10:00 a.m. on any Business Day notify the Administrative Agent that such Swing Line Lender is requesting that each Lender, and the Administrative Agent may (with the consent of Required Lenders) or shall (at the request of Required Lenders) by written notice given to such Swing Line Lender not later than 10:00 a.m. on any Business Day require that each Lender, at the option of such Swing Line Lender or the Administrative Agent, as the case may be, (i) make a Revolving Credit Loan in an amount equal to its Commitment Percentage of the outstanding principal balance of, and accrued and unpaid interest on, the Swing Line Loans, or (ii) purchase, unconditionally and irrevocably, without recourse or warranty, an undivided participating interest in the outstanding principal balance of, and accrued and unpaid interest on, the Swing Line Loans in an amount equal to its Commitment Percentage thereof. In case the Swing Line Lender, providing such written notice, made the Swing Line Loan denominated in an Alternative Currency, such Swing Line Lender shall be receiving requested funds from each Lender, in such Alternative Currency, unless such Swing Line Lender (at its option) shall have specified in a notice given pursuant to this Section 2.3 that it will require reimbursement in Dollars. In either such case, (i) the Administrative Agent shall notify each Lender of the details thereof and of the amount of such Lender’s Revolving Credit Loan or participation interest, as the case may be, and (ii) each Lender shall, whether or not any Default shall have occurred and be continuing, any representation or warranty shall be accurate, any condition to the making of any loan hereunder shall have been fulfilled, or any other matter whatsoever, make the Revolving Credit Loan required to be made by it, or purchase the participation required to be purchased by it, under this paragraph by wire transfer of immediately available funds to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders, (A) in the event that such Lender receives such notice prior to 12:00 noon on any Business Day, by no later than 3:00 p.m. on such Business Day, or (B) in the event that such Lender receives such notice at or after 12:00 noon on any Business Day, by no later than 1:00 p.m. on the immediately succeeding Business Day. Any Loans made pursuant to this paragraph (c) shall, for all purposes hereof, be deemed to be Revolving Credit Loans referred to in Section 2.1 and made pursuant to Section 2.5, and the Lenders’ obligations to make such Loans shall be absolute and unconditional. The Administrative Agent will make such Loans, or the amount of such participations, as the case may be, available to the Applicable Swing Line Lender by promptly crediting or otherwise transferring the amounts so received, in like funds and in like currency, to such Swing Line Lender. Each Lender shall also be liable for an amount equal to the product of its Commitment Percentage and any amounts paid by the Borrower pursuant to this Section 2.3 that are subsequently rescinded or avoided, or must otherwise be restored or returned. Such liabilities shall be absolute and unconditional and without regard to the occurrence of any Default or the compliance by the Borrower with any of its obligations under the Loan Documents.
(d)
Each Lender shall indemnify and hold harmless the Administrative Agent and each Swing Line Lender from and against any and all losses, liabilities (including liabilities for penalties), actions, suits, judgments, demands, costs and expenses resulting from any failure on the part of such Lender to pay, or from any delay in paying the Administrative Agent any amount

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such Lender is required to pay in accordance with this Section 2.3 (except in respect of losses, liabilities or other obligations suffered by the Administrative Agent or a Swing Line Lender, as the case may be, to the extent resulting from the gross negligence or willful misconduct of the Administrative Agent or such Swing Line Lender, as the case may be, as determined by a court of competent jurisdiction in a final and non-appealable decision), and such Lender shall be required to pay interest to the Administrative Agent for the account of such Swing Line Lender from the date such amount was due until paid in full, on the unpaid portion thereof, at a rate of interest per annum equal to (i) from the date such amount was due until the third day therefrom, the Federal Funds Rate, and (ii) thereafter, the Federal Funds Rate plus 2%, payable upon demand by such Swing Line Lender. The Administrative Agent shall distribute such interest payments to such Swing Line Lender upon receipt thereof in like funds as received.
(e)
Whenever the Administrative Agent is reimbursed by the Borrower, for the account of a Swing Line Lender, for any payment in connection with Swing Line Loans and such payment relates to an amount previously paid by a Lender pursuant to this Section, the Administrative Agent will promptly pay over such payment to such Lender.
4.4
[Reserved]
4.5
Procedure for Borrowing
(a)
Revolving Credit Loans. The Borrower may borrow under the Revolving Credit Commitments on any Business Day during the Revolving Credit Commitment Period, provided that the Borrower shall notify the Administrative Agent, which notice may be given by: (A) telephone or (B) a Borrowing Request; provided that any telephonic notice must be confirmed promptly by delivery to the Administrative Agent of a Borrowing Request. Each such Borrowing Request shall be irrevocable and must be received by the Administrative Agent not later than (i) 12:00 noon, three Business Days (or four Business Days in the case of Alternative Currencies) prior to the requested Borrowing Date, in the case of Eurodollar Advances, (ii) 12:00 noon, five RFR Business Days prior to the requested Borrowing Date, in the case of Daily Simple RFR Loans, (iii) 12:00 noon, three RFR Business Days prior to the requested Borrowing Date, in the case of a Term RFR Loan, and (iv) 12:00 noon on the requested Borrowing Date, in the case of ABR Advances, in each case, specifying (A) the aggregate principal amount to be borrowed under the Revolving Credit Commitments, (B) the requested Borrowing Date, (C) whether such borrowing is to consist of one or more Eurodollar Advances, Daily Simple RFR Loans, Term RFR Loans, ABR Advances, or a combination thereof, (D) if the borrowing is to consist of one or more Eurodollar Advances or Term RFR Loans, the amount of, and the length of the Interest Period for, each such Eurodollar Advance or Term RFR Loan, as applicable, and (E) the currency of the Revolving Credit Commitments to be borrowed in (if the Borrower fails to specify a currency in a Borrowing Request, then the Revolving Credit Commitments so requested shall be made in Dollars). Each (i) Eurodollar Advance and RFR Loan to be made on a Borrowing Date, when aggregated with all amounts to be converted to a Eurodollar Advance or RFR Loan on such date and having the same Interest Period as such first Eurodollar Advance or RFR Loan, as applicable, shall equal no less than $5,000,000 or such amount plus a whole multiple of $1,000,000 in excess thereof and (ii) each ABR Advance made on each Borrowing Date shall equal no less than $5,000,000 or such amount plus a whole multiple of $1,000,000 in excess thereof or, if less, the unused portion of the Aggregate Revolving Credit Commitment Amount.

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(b)
Swing Line Loans. The Borrower may borrow under the Swing Line Commitment pursuant to Section 2.3, provided that the Borrower shall notify the Administrative Agent and a Swing Line Lender, which notice may be given by: (A) telephone or (B) a Borrowing Request; provided that any telephonic notice must be confirmed promptly by delivery to the Administrative Agent and a Swing Line Lender of a Borrowing Request. Each such Borrowing Request shall be irrevocable and must be received by no later than 12:00 noon on the requested Borrowing Date (or, (x) with respect to Alternative Currency denominated Swing Line Loans, no later than 3:00 p.m. on the Business Day immediately preceding the requested Borrowing Date, and (y) with respect to a Borrowing Request submitted to MUFG as Swing Line Lender, 8:00 a.m. on the Business Day immediately preceding the requested Borrowing Date), specifying (i) the currency and aggregate principal amount to be borrowed under the Swing Line Commitment, (ii) the requested Borrowing Date, and (iii) the amount of, and the length of the Swing Line Interest Period for, each Swing Line Loan; provided, however, that no such Swing Line Interest Period shall end after the fifth Business Day prior to the Revolving Credit Maturity Date. Such Swing Line Lender will then, subject to its agreement with the Borrower on the Negotiated Rate to be applied thereto, make the requested amount available promptly on the requested Borrowing Date, to the Administrative Agent who, thereupon, will promptly make such amount available to the Borrower at the Administrative Agent’s Office by crediting the account of the Borrower at such office. Each borrowing of Swing Line Loans shall be in an aggregate principal amount equal to $1,000,000 or such amount plus a whole multiple of $500,000 in excess thereof or, if less, the unused portion of the Swing Line Commitment Amount.
(c)
Funding of Revolving Credit Loans. Upon receipt of each Borrowing Request requesting Revolving Credit Loans, the Administrative Agent shall promptly notify each Lender of the amount (and currency) thereof. Subject to its receipt of the notice referred to in the preceding sentence, each Lender will make the amount of its Commitment Percentage of the requested Revolving Credit Loans available to the Administrative Agent for the account of the Borrower at the Administrative Agent’s Office not later than 2:00 p.m. on the relevant Borrowing Date requested by the Borrower, in immediately available funds denominated in the applicable currency to the Administrative Agent’s Office. The amounts so made available to the Administrative Agent on such Borrowing Date will then, subject to Section 5.2, be promptly made available on such date to the Borrower by the Administrative Agent at the Administrative Agent’s Office by crediting the account of the Borrower at such office or elsewhere as the Borrower may from time to time instruct the Administrative Agent in writing, provided that Revolving Credit Loans made to finance the reimbursement of an L/C Disbursement as provided in Section 2.11(b) shall be remitted by the Administrative Agent to the relevant Issuing Bank, provided further that Revolving Credit Loans made to finance the repayment of a Swing Line Loan as provided in Section 2.3(c) shall be remitted by the Administrative Agent to Applicable Swing Line Lender.
(d)
Failure to Fund. In connection with any borrowing hereunder, the Administrative Agent may assume that each Lender has its respective share of such borrowing available to the Administrative Agent on the Borrowing Date in accordance with the terms of this Agreement, and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on the Borrowing Date a corresponding amount. If and to the extent such Lender shall not have so made its Commitment Percentage of such Revolving Credit Loans available to the Administrative Agent (in which event such Lender shall be deemed to be a Defaulting Lender (after giving effect to any applicable grace period contained in such defined term)), such Lender

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and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount (to the extent not previously paid by the other), together with interest thereon for each day from the date such amount is made available to the Borrower to the date such amount is paid to the Administrative Agent, at a rate per annum equal to, in the case of the Borrower, the applicable interest rate payable by the Borrower in respect of such Loans as set forth in Section 3.1, and, in the case of such Lender, at a rate of interest per annum equal to the Federal Funds Rate for the first three days after the due date of such payment and the Federal Funds Rate plus 2% thereafter until the date such payment is received by the Administrative Agent. Such payment by the Borrower, however, shall be without prejudice to its rights against such Lender. If such Lender shall pay to the Administrative Agent such corresponding amount, such amount so paid shall constitute such Lender’s Revolving Credit Loan as part of the Revolving Credit Loans for purposes of this Agreement, which Loan shall be deemed to have been made by such Lender on the Borrowing Date applicable to such Revolving Credit Loans.
4.6
Competitive Bid Procedure
(a)
The Borrower may, at any time and from time to time during the Revolving Credit Commitment Period, provided that no Event of Default shall have occurred and then be continuing, request Competitive Bids by delivering to the Administrative Agent a duly completed Competitive Bid Request. A request for Competitive Bids that does not conform substantially to the format of Exhibit H may be rejected in the Administrative Agent’s sole discretion, and the Administrative Agent shall promptly notify the Borrower of such rejection. Each Competitive Bid Request shall specify (i) the aggregate amount of Competitive Bid Loans upon which the Borrower desires Competitive Bids under this Section 2.6, which amount shall not be in excess of (X) the Aggregate Revolving Credit Commitment Amount on such date, less (Y) the Aggregate Credit Exposure on such date, (ii) a proposed Borrowing Date for such Competitive Bid Loans, which date shall not be earlier than one Business Day after the date of delivery to the Administrative Agent of such Competitive Bid Request, provided that any Competitive Bid Request delivered to the Administrative Agent after 11:00 a.m. on any Business Day shall be deemed to have been given on the immediately succeeding Business Day, (iii) the proposed Competitive Interest Period(s) requested, provided that the number of different Competitive Interest Periods requested in a single Competitive Bid Request shall not exceed three, and (iv) in the event that more than one Competitive Interest Period shall have been so requested, the amount of the requested Competitive Bid Loan (in no event less than $5,000,000 or an integral multiple of $1,000,000 in excess thereof) in respect of each such Competitive Interest Period. Promptly after its receipt of each Competitive Bid Request that is not rejected as aforesaid, the Administrative Agent shall send to each Lender an Invitation to Bid, appropriately completed by the Administrative Agent with reference to such Competitive Bid Request.
(b)
Each Lender may, in its sole and absolute discretion, make one or more Competitive Bids to the Borrower in response to each Invitation to Bid. Each Competitive Bid by a Lender must be received by the Administrative Agent not later than 10:00 a.m. on such proposed Borrowing Date. Competitive Bids that do not conform substantially to the format of Exhibit J may be rejected by the Administrative Agent after conferring with, and upon the instruction of, the Borrower, and the Administrative Agent shall notify the Lender making such nonconforming bid of such rejection as soon as practicable. Each Competitive Bid shall be irrevocable and, with respect to each Competitive Interest Period requested by the Borrower, shall specify (i) the

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Competitive Interest Period offered by such Lender, and (ii) with respect to each such Competitive Interest Period offered by such Lender, the Competitive Bid Rate and the amount (which amount (A) shall not be less than $5,000,000, or a whole multiple of $1,000,000 in excess thereof, and (B) shall not exceed the Competitive Bid Loan requested by the Borrower in respect of such Competitive Interest Period) of the Competitive Bid Loan with respect thereto. If any Lender shall elect not to make a Competitive Bid, such Lender shall so notify the Administrative Agent not later than 10:00 a.m. on such proposed Borrowing Date therefor; provided, however, that the failure by any Lender to give any such notice shall not obligate such Lender to make any Competitive Bid Loan in connection with the relevant Competitive Bid Request.
(c)
With respect to each Invitation to Bid sent to the Lenders, the Administrative Agent shall (i) promptly notify the Borrower of the amount of each Competitive Bid Loan offered thereby, and the Competitive Interest Period and Competitive Bid Rate applicable thereto, and the identity of the Lender that made such offer, and (ii) send a list of all Competitive Bids to the Borrower for its records as soon as practicable after completion of the bidding process.
(d)
The Borrower may in its sole and absolute discretion, subject only to the provisions of this Section 2.6(d), accept or reject any Competitive Bid made in accordance with the procedures set forth in this Section 2.6, and the Borrower shall notify the Administrative Agent by telephone, confirmed by facsimile or electronic (i.e., pdf) transmission in the form of a Competitive Bid Accept/Reject Letter, whether and to what extent it has decided to accept or reject any or all of such Competitive Bids, not later than 11:00 a.m. on the proposed Borrowing Date therefor; provided, however, that the failure by the Borrower to give such notice shall be conclusively deemed to be a rejection of all such Competitive Bids. In connection with each acceptance of one or more Competitive Bids by the Borrower:
(i)
the Borrower shall not accept a Competitive Bid made at a particular Competitive Bid Rate if the Borrower has decided to reject another Competitive Bid made at a lower Competitive Bid Rate and having the same Competitive Interest Period as such Competitive Bid,
(ii)
the aggregate amount of the Competitive Bids accepted by the Borrower shall not exceed the aggregate principal amount of the Competitive Bid Loans specified in the related Competitive Bid Request,
(iii)
if the Borrower shall desire to accept a Competitive Bid made at a particular Competitive Bid Rate and Competitive Interest Period, it must accept all other Competitive Bids at such Competitive Bid Rate and Competitive Interest Period; provided, however, that if the acceptance of all such other Competitive Bids would cause the aggregate amount of all accepted Competitive Bids to exceed the aggregate principal amount of the Competitive Bid Loans specified in the related Competitive Bid Request, then such acceptance shall be made pro rata in accordance with the amount of each such Competitive Bid at such Competitive Bid Rate and Competitive Interest Period, and
(iv)
except pursuant to Section 2.6(d)(iii), no Competitive Bid shall be accepted unless the Competitive Bid Loan with respect thereto shall be in (A) a minimum principal amount of $5,000,000, or a whole multiple of $1,000,000 in excess thereof, or (B) if less, an

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aggregate principal amount equal to the excess of the Aggregate Revolving Credit Commitment Amount over the Aggregate Credit Exposure.
(e)
The Administrative Agent shall promptly notify each bidding Lender whether or not each Competitive Bid of such Lender has been accepted, and, if such Competitive Bid has been accepted by the Borrower, in whole or in part, such bidding Lender shall, after its receipt of such notice and no later than 2:00 p.m. on the related Borrowing Date, make immediately available funds available to the Administrative Agent at the address therefor set forth in Section 11.2(a), in the amount in which each such Competitive Bid of such Lender was accepted by the Borrower, and the amount so made available to the Administrative Agent on such Borrowing Date will then, subject to the satisfaction of the terms and conditions of this Agreement, as determined by the Administrative Agent, be promptly made available on such Borrowing Date to the Borrower by the Administrative Agent at such office by crediting the account of the Borrower on the books of such office (or elsewhere as the Borrower may from time to time instruct the Administrative Agent in writing) with the aggregate of said amount received by the Administrative Agent. Notwithstanding anything to the contrary contained herein, no Lender shall be obligated to make a Competitive Bid Loan if immediately after making such Competitive Bid Loan, the Aggregate Credit Exposure would exceed the Aggregate Revolving Credit Commitment Amount.
(f)
A Competitive Bid Request shall not be made within four Business Days after the date of any previous Competitive Bid Request, unless the Borrower has accepted one or more Competitive Bids pursuant to a Competitive Bid Request made within such five Business Days.
(g)
If the Administrative Agent shall elect to submit a Competitive Bid in its capacity as a Lender, it shall submit such bid directly to the Borrower 15 minutes earlier than the latest time at which the other Lenders are required to submit their bids to the Administrative Agent pursuant to Section 2.6(b).
4.7
Termination, Reduction or Increases in Commitments
(a)
Voluntary Termination or Reductions. The Borrower shall have the right, upon at least three Business Days’ prior written notice to the Administrative Agent, (A) at any time when the Aggregate Credit Exposure shall be zero, to terminate the Revolving Credit Commitments of all of the Lenders, and (B) at any time and from time to time when the Aggregate Revolving Credit Commitment Amount shall exceed the Aggregate Credit Exposure, to permanently reduce the Aggregate Revolving Credit Commitment Amount by a sum not greater than the amount of such excess; provided, however, that each such reduction shall be in the amount of $10,000,000 or such amount plus a whole multiple of $1,000,000 in excess thereof.
(b)
Reductions in General. Each reduction of the Aggregate Revolving Credit Commitment Amount shall be made by reducing each Lender’s Revolving Credit Commitment Amount by an amount equal to such Lender’s Commitment Percentage of such reduction. Simultaneously with each reduction of the Aggregate Revolving Credit Commitment Amount, the Borrower shall pay the Facility Fee accrued and unpaid on the amount by which the Aggregate Revolving Credit Commitment Amount is being reduced.

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(c)
Increases of Revolving Credit Commitments. The Borrower may, at its sole cost and expense, request (i) any Lender to increase (such decision to increase to be within the sole and absolute discretion of such Lender) its Revolving Credit Commitment Amount, or (ii) any other Person (each a “Proposed Lender”; each such Proposed Lender to be reasonably satisfactory to the Administrative Agent, each Swing Line Lender and each Issuing Bank) to provide a new Revolving Credit Commitment, by submitting a supplement to this Agreement in the form of Exhibit F (each a “Revolving Credit Increase Supplement”), duly executed by the Borrower and each such Lender or Proposed Lender, as the case may be. If such Revolving Credit Increase Supplement is in all respects reasonably satisfactory to the Administrative Agent, each Swing Line Lender and each Issuing Bank, the Administrative Agent shall execute such Revolving Credit Increase Supplement and deliver a copy thereof to the Borrower and each such Lender or Proposed Lender, as the case may be. Upon execution and delivery of such Revolving Credit Increase Supplement, (i) in the case of each such Lender, such Lender’s Revolving Credit Commitment Amount shall be increased to the amount set forth in such Revolving Credit Increase Supplement, (ii) in the case of each such Proposed Lender, such Proposed Lender shall become a party hereto and shall for all purposes of the Loan Documents be deemed a “Lender” with a Revolving Credit Commitment Amount in the amount set forth in such Revolving Credit Increase Supplement, and (iii) the Borrower shall have executed and delivered to the Administrative Agent a Note for each Proposed Lender providing a new Revolving Credit Commitment; provided, however, that:
(i)
immediately after giving effect thereto, the sum of all increases in the Aggregate Revolving Credit Commitment Amount shall not exceed $500,000,000;
(ii)
each such increase shall be in an amount not less than $25,000,000 or such amount plus an integral multiple of $5,000,000;
(iii)
if Revolving Credit Loans would be outstanding immediately after giving effect to such increase, then simultaneously with such increase (1) each Lender (including each such Proposed Lender) shall be deemed to have entered into a master assignment and acceptance agreement, in form and substance substantially similar to Exhibit G, pursuant to which the Lenders (including such Proposed Lenders) shall have assigned to each other such portion of its Revolving Credit Loans, if any, as shall be necessary to reflect proportionately the Revolving Credit Commitment Amounts as adjusted in accordance with this Section 2.7(c), and (2) in connection with such assignment, each such Lender (including each such Proposed Lender) shall pay to the Administrative Agent, for the account of the other Lenders, such amount as shall be necessary to appropriately reflect the assignment to it of Revolving Credit Loans, and in connection with such master assignment and acceptance agreement each Lender may treat the assignment of Eurodollar Advances or RFR Loans by it as a prepayment of such Eurodollar Advances or RFR Loans, as applicable, for purposes of Section 3.5;
(iv)
each Proposed Lender shall have delivered to the Administrative Agent and the Borrower all forms, if any, that are required to be delivered by such Proposed Lender pursuant to Section 3.11(b); and
(v)
the Administrative Agent shall have received such certificates, legal opinions and other documents as it shall reasonably request in connection with such increase.

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4.8
Prepayments
(a)
Voluntary Prepayments. The Borrower may, at its option, prepay the Revolving Credit Loans without premium or penalty (but subject to Section 3.5), in full at any time or in part from time to time by delivering to the Administrative Agent an irrevocable written notice thereof (i) in the case of Revolving Credit Loans consisting of ABR Advances, on the proposed prepayment date, (ii) in the case of Revolving Credit Loans consisting of Eurodollar Advances, at least (x) three Business Days prior to the proposed prepayment date for Revolving Credit Loans denominated in Dollars and (y) four Business Days prior to the proposed prepayment date for Revolving Credit Loans denominated in Alternative Currencies, and (iii) in the case of Revolving Credit Loans consisting of RFR Loans, at least (x) five RFR Business Days prior to the proposed prepayment date for Daily Simple RFR Loans and (y) three RFR Business Days prior to the proposed prepayment date for Term RFR Loans, in each case, specifying whether the Revolving Credit Loans to be prepaid consist of ABR Advances, Eurodollar Advances, Daily Simple RFR Loans, Term RFR Loans or a combination thereof, the amount to be prepaid and the date of prepayment, whereupon the amount specified in such notice shall be due and payable on the date specified. Upon receipt of such notice, the Administrative Agent shall promptly notify each Lender thereof. Each partial prepayment of the Revolving Credit Loans pursuant to this subsection (a) shall be in an aggregate principal amount of $10,000,000 or such amount plus a whole multiple of $1,000,000 in excess thereof, or, if less, the outstanding principal balance of the Revolving Credit Loans. After giving effect to any partial prepayment with respect to Eurodollar Advances or RFR Loans which were made (whether as the result of a borrowing or a conversion) on the same date and which had the same Interest Period, if applicable, the outstanding principal balance of such Eurodollar Advances or RFR Loans, as applicable, shall exceed $5,000,000. Neither Swing Line Loans nor Competitive Bid Loans may be prepaid.
(b)
In General. Simultaneously with each prepayment of any Eurodollar Advance, the Borrower shall prepay all accrued interest on the amount prepaid to the date of prepayment. Unless otherwise specified by the Borrower, each prepayment of Revolving Credit Loans shall first be applied to ABR Advances. If any prepayment is made in respect of any Eurodollar Advance, any Term RFR Loan, any Competitive Bid Loan or any Swing Line Loan, in whole or in part, prior to the last day of the applicable Interest Period, the Borrower agrees to indemnify the Lenders in accordance with Section 3.5.
(c)
Prepayments Due to Volatility of Foreign Exchange Rates. If the Administrative Agent notifies the Borrower at any time that the Aggregate Credit Exposure at such time exceeds an amount equal to 105% of the aggregate Revolving Credit Commitment Amount then in effect, then, within two Business Days after receipt of such notice, the Borrower shall prepay Loans and/or the Borrower shall Cash Collateralize the L/C Obligations in an aggregate amount sufficient to reduce such Aggregate Credit Exposure as of such date of payment to an amount not to exceed 100% of the Aggregate Commitments then in effect; provided, however, that, subject to the provisions of Section 2.16(a)(iii), the Borrower shall not be required to Cash Collateralize the L/C Obligations pursuant to this Section 2.8(c) unless after the prepayment in full of the Loans the Aggregate Credit Exposure exceeds the Aggregate Commitments then in effect. If the Administrative Agent notifies the Borrower at any time that, as a result of volatility of foreign exchange rates, the Aggregate Credit Exposure denominated in Alternative Currencies at such time exceeds an amount equal to 105% of the Alternative Currency Sublimit then in effect, then, within

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two Business Days after receipt of such notice, the Borrower shall prepay Loans in an aggregate amount sufficient to reduce such Aggregate Credit Exposure denominated in Alternative Currencies as of such date of payment to an amount not to exceed 100% of the Alternative Currency Sublimit then in effect.
4.9
Use of Proceeds

The Borrower agrees that the proceeds of the Loans shall be used solely to pay all of the fees and other sums due hereunder, to (i) refinance the Indebtedness under the Existing Credit Agreement, (ii) pay the reasonable out-of-pocket fees and expenses incurred by the Borrower in connection with the Loan Documents, (iii) for the Borrower’s working capital purposes in the ordinary course of business, including such things as stock repurchases and Acquisitions, and (iv) for the Borrower’s general corporate purposes. Notwithstanding anything to the contrary contained in any Loan Document, the Borrower further agrees that no part of the proceeds of any Loan, and no Letter of Credit, will be used, directly or knowingly indirectly, (a) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (b) for a purpose which violates any law, rule or regulation of any Governmental Authority, including, without limitation, the provisions of Regulations T, U or X of the Board of Governors of the Federal Reserve System, as amended, (c) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Designated Jurisdiction or (d) in any manner that would result in the violation of Section 8.10 hereunder.

4.10
Letter of Credit Sub Facility
(a)
Subject to the terms and conditions of this Agreement, each Issuing Bank agrees, in reliance on the agreement of the other Lenders set forth in Section 2.11, to Issue Letters of Credit in the form of standby letters of credit (the “Standby Letters of Credit”) or commercial letters of credit (provided, however, that any commercial letter of credit issued hereunder shall provide for payment in cash only and not pursuant to time drafts) (the “Trade Letters of Credit”), denominated in Dollars or in Alternative Currencies for the account of the Borrower from time to time on any Business Day during the Revolving Credit Commitment Period (but excluding the 10 consecutive Business Days immediately preceding the Revolving Credit Maturity Date), provided that immediately after the Issuance of each Letter of Credit (i) the Letter of Credit Exposure of all Lenders (whether or not the conditions for drawing under any Letter of Credit have or may be satisfied) would not exceed the Letter of Credit Commitment Amount, (ii) the Aggregate Credit Exposure would not exceed the Aggregate Revolving Credit Commitment Amount, (iii) the Aggregate Credit Exposure denominated in Alternative Currencies would not exceed the Alternative Currency Sublimit, and (iv) except to the extent otherwise agreed by an Issuing Bank in its sole discretion and solely as to itself, at no time shall the aggregate Letters of Credit issued by an Issuing Bank exceed 20% of the Letter of Credit Commitment Amount. No Issuing Bank shall be obligated to Issue any Letter of Credit at a time when any Lender is a Defaulting Lender unless arrangements to eliminate such Issuing Bank’s risk with respect to such defaulting Lender’s participation in such Letter of Credit shall have been made for the benefit of such Issuing Bank and such arrangements are satisfactory to such Issuing Bank. No Issuing Bank shall be under any obligation to Issue any Letter of Credit if (i) any order, judgment or decree of any Governmental Authority shall by its terms purport to enjoin or restrain such Issuing Bank from Issuing such Letter

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of Credit, or request that such Issuing Bank refrain from, or any law applicable to such Issuing Bank or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such Issuing Bank shall prohibit, the Issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such Issuing Bank with respect to such Letter of Credit any restriction, reserve or capital requirement (for which such Issuing Bank is not otherwise compensated hereunder) not in effect on the Effective Date, or shall impose upon such Issuing Bank any unreimbursed loss, cost or expense which was not applicable on the Effective Date and which such Issuing Bank in good faith deems material to it; (ii) such Issuing Bank does not, as of the issuance date of such requested Letter of Credit, issue Letters of Credit in the requested currency, (iii) except as otherwise agreed by the Administrative Agent and such Issuing Bank, such Letter of Credit is to be denominated in a currency other than Dollars or an Alternative Currency, or (iv) the Issuance of such Letter of Credit would violate one or more policies of such Issuing Bank applicable to letters of credit generally. No Issuing Bank shall Issue any Letter of Credit if (i) no later than one Business Day prior to the requested date of Issuance of such Letter of Credit, such Issuing Bank shall have received written notice from any Credit Party that the conditions set forth in Section 6 with respect thereto have not been satisfied, (ii) subject to Section 2.10(j), the expiry date of the requested Letter of Credit would occur more than 12 months after the date of issuance (or last extension), unless the Required Lenders have approved such expiry date, or (iii) the expiry date of the requested Letter of Credit would occur after the Letter of Credit Expiration Date, unless all the Lenders have approved such expiry date. An Issuing Bank shall be under no obligation to amend any Letter of Credit if (x) such Issuing Bank would have no obligation at such time to issue the Letter of Credit in its amended form under the terms hereof or (y) the beneficiary of the Letter of Credit does not accept the proposed amendment to the Letter of Credit.
(b)
Each Letter of Credit shall be Issued for the account of the Borrower in support of an obligation of the Borrower or any Subsidiary thereof in favor of a beneficiary who has requested the Issuance of such Letter of Credit as a condition to a transaction entered into in the ordinary course of business. Each Letter of Credit shall be Issued in a minimum amount of $5,000 or such lesser amount as the Administrative Agent and the relevant Issuing Bank may agree. The Borrower shall give the Administrative Agent a Letter of Credit Request for the Issuance of each Letter of Credit by no later than 11:00 a.m., three Business Days prior to the requested date of Issuance. Each Letter of Credit Request shall be accompanied by such Issuing Bank’s standard letter of credit application, standard reimbursement agreement (each a “Reimbursement Agreement”) and such other documentation as such Issuing Bank may reasonably require, executed by the Borrower. The Administrative Agent shall notify such Issuing Bank (and simultaneously provide to such Issuing Bank a copy of such Letter of Credit Request) and each other Lender thereof no later than 1:00 p.m. on the date of receipt of the Letter of Credit Request by the Administrative Agent in accordance with the foregoing sentence. Each Letter of Credit shall be in form and substance reasonably satisfactory to such Issuing Bank, with such provisions with respect to the conditions under which a drawing may be made thereunder and the documentation required in respect of such drawing as such Issuing Bank shall reasonably require. Such Issuing Bank shall, on the proposed date of Issuance and subject to the terms and conditions of the Reimbursement Agreement and to the other terms and conditions of this Agreement, Issue the requested Letter of Credit.
(c)
Upon each payment by an Issuing Bank of a draft drawn under a Letter of Credit, the Issuer shall notify the Borrower and the Administrative Agent of such drawing. The Borrower

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shall pay to the Administrative Agent, for the account of such Issuing Bank, an amount equal to such payment in immediately available funds (1) if such notification is received by the Borrower at or before 11:00 a.m. on a Business Day, prior to (x) 2:00 p.m. on such Business Day if to be reimbursed in Dollars, or (y) the Applicable Time if to be reimbursed in the Alternative Currency, and (2) in all other cases, prior to 11:30 a.m. on the immediately succeeding Business Day. In the case of a Letter of Credit denominated in an Alternative Currency, the Issuing Bank shall be reimbursed in such Alternative Currency, unless (A) the Issuing Bank (at its option) shall have specified in a notice given pursuant to this Section 2.10(c) that it will require reimbursement in Dollars, or (B) in the absence of such requirement for reimbursement in Dollars, the Borrower shall have notified the Issuing Bank promptly following receipt of the notice of drawing that the Borrower will reimburse the Issuing Bank in Dollars. In the case of any such reimbursement in Dollars of a draft under a Letter of Credit denominated in an Alternative Currency, the Issuing Bank shall notify the Administrative Agent of the Dollar Equivalent of the amount of the draft promptly following the determination thereof. The Administrative Agent shall remit such payment to such Issuing Bank, in the form received, (x) if such payment is received by the Administrative Agent on or before 2:00 p.m. on a Business Day, on such Business Day, and (y) in all other cases, on the immediately succeeding Business Day. The obligation of the Borrower to reimburse each Issuing Bank for each drawing under each Letter of Credit Issued by it and to repay each L/C Disbursement shall, provided that the Borrower shall have received notice of such drawing, be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including, without limitation, (i) any draft, demand certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit, and (ii) any payment by the Issuing Bank under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit or any payment made by the Issuing Bank under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any bankruptcy or other Debtor Relief Law.
(d)
Notwithstanding anything to the contrary contained herein or in any Reimbursement Agreement, to the extent that the terms of this Agreement shall be inconsistent with the terms of such Reimbursement Agreement, the terms of this Agreement shall govern.
(e)
Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the Dollar Equivalent of the stated amount of such Letter of Credit in effect at such time; provided, however, that with respect to any Letter of Credit that, by its terms or the terms of any document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the Dollar Equivalent of the maximum stated amount of such Letter of Credit after giving effect to all increases, whether or not such maximum stated amount is in effect at such time.
(f)
The Borrower may at any time, and from time to time, designate one or more Lenders to Issue Letters of Credit (each such Lender an “Additional Issuing Bank”) with the consent of

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such Lender (in its sole discretion) and the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed).
(g)
All Letters of Credit listed on Schedule 1.1 hereto shall be deemed to have been Issued pursuant hereto, and from and after the Effective Date shall be subject to and governed by the terms and conditions hereof.
(h)
Unless otherwise expressly agreed by an Issuing Bank and the Borrower when a Letter of Credit is issued, (i) the rules of the ISP shall apply to each Standby Letter of Credit, and (ii) the rules of the Uniform Customs and Practice for Documentary Credits, as most recently published by the International Chamber of Commerce at the time of issuance, shall apply to each Trade Letter of Credit.
(i)
In the event of any conflict between the terms hereof and the terms of any Issuer Document, the terms hereof shall control.
(j)
If the Borrower so requests in any applicable Letter of Credit application, an Issuing Bank may, in its sole discretion, agree to issue a Standby Letter of Credit that has automatic extension provisions (each, an “Auto-Extension Letter of Credit”); provided that any such Auto-Extension Letter of Credit must permit such Issuing Bank to prevent any such extension at least once in each 12-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the “Non-Extension Notice Date”) in each such 12-month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by such Issuing Bank, the Borrower shall not be required to make a specific request to such Issuing Bank for any such extension. Once an Auto-Extension Letter of Credit has been issued, the Lenders shall be deemed to have authorized (but may not require) such Issuing Bank to permit the extension of such Letter of Credit at any time prior to an expiry date not later than the Letter of Credit Expiration Date; provided, however, that such Issuing Bank shall not permit any such extension if (A) such Issuing Bank has determined that it would not be permitted, or would have no obligation, at such time to issue such Letter of Credit in its revised form (as extended) under the terms hereof (by reason of the provisions of Section 2.10(a) or otherwise), or (B) it has received notice (which may be by telephone or in writing) on or before the day that is seven Business Days before the Non-Extension Notice Date (1) from the Administrative Agent that the Required Lenders have elected not to permit such extension or (2) from the Administrative Agent, any Lender or the Borrower that one or more of the applicable conditions specified in Section 6.1 is not then satisfied, and in each such case directing the such Issuing Bank not to permit such extension.
(k)
For so long as any Letter of Credit issued by an Issuing Bank is outstanding, such Issuing Bank shall deliver to the Administrative Agent on the last Business Day of each calendar month, and on each date that a Letter of Credit extension occurs with respect to any such Letter of Credit, a report substantially in the form of Exhibit L, appropriately completed with the information for every outstanding Letter of Credit issued by such Issuing Bank.

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4.11
Letter of Credit Participation and Funding Commitments
(a)
Each Lender hereby unconditionally, irrevocably and severally (and not jointly) for itself only and without any notice to or the taking of any action by such Lender, takes an undivided participating interest in the obligations of each Issuing Bank under and in connection with each Letter of Credit in an amount equal to such Lender’s Commitment Percentage of the amount of such Letter of Credit. Each Lender shall be liable to each Issuing Bank for its Commitment Percentage of (i) the unreimbursed amount of any draft drawn and honored under each of its Letters of Credit, and (ii) any amounts paid by the Borrower pursuant to Sections 2.10(c) or 2.12 that are subsequently rescinded or avoided, or must otherwise be restored or returned. Such liabilities shall be unconditional and without regard to the occurrence of any Default or the compliance by the Borrower with the Loan Documents.
(b)
Each Issuing Bank will promptly notify the Administrative Agent of the date and amount of any draft presented under each of its Letters of Credit, and the Administrative Agent will promptly notify each Lender (which notice shall be promptly confirmed in writing by the Administrative Agent) of the date, the currency and the amount of any draft presented under each of its Letters of Credit and the amount of such Lender’s Commitment Percentage with respect to which full reimbursement is not made as provided in Section 2.10(c). The Administrative Agent shall notify each Lender thereof (1) if such notification is received by the Administrative Agent on or before 11:00 a.m. on a Business Day, prior to 12:30 p.m. on such Business Day, and (2) in all other cases, prior to 11:00 a.m. on the immediately succeeding Business Day. In such event, the Borrower shall be deemed to have requested an ABR Advance without regard to the minimum and multiples specified in Section 2.5(a), but subject to the amount of the unutilized portion of the Aggregate Commitments and the conditions of lending set forth in Section 6.1. Any notice given by the Issuing Bank or Administrative Agent pursuant to this Section 2.11(b) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice. Each Lender shall upon any notice pursuant to this Section 2.11(b) make funds available to the Administrative Agent for the account of the Issuing Bank at the Administrative Agent’s Office in an amount equal to such Lender’s Commitment Percentage of the unreimbursed amount not later than 1:30 p.m. on the Business Day specified in such notice by the Administrative Agent, whereupon each Lender that so makes funds available shall be deemed to have made a Revolving Credit Loan to the Borrower in such amount. Any Loans made pursuant to this paragraph (b) shall, for all purposes hereof, be deemed to be an ABR Advance referred to in Section 2.1 and made pursuant to Section 2.5, and the Lender’s obligation to make such ABR Advance shall be absolute and unconditional. The Administrative Agent shall remit the funds so received to the Issuing Bank in Dollars. Notwithstanding the foregoing, with respect to any unreimbursed amount that is not fully refinanced by an ABR Advance because the conditions set forth in Section 6.1 cannot be satisfied or for any other reason, the Borrower shall be deemed to have incurred from the Issuing Bank an L/C Borrowing in the amount of the unreimbursed amount that is not so refinanced, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Alternate Base Rate plus the Applicable Margin plus 2.0%. In such event, each Lender’s payment to the Administrative Agent for the account of the Issuing Bank pursuant to this Section 2.11(b) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Lender in satisfaction of its participation obligation under this Section 2.11. In either such case, (i) the Administrative Agent shall notify each Lender of the

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details thereof and of the amount of such Lender’s Revolving Credit Loan or purchase price, as the case may be, and (ii) each Lender shall, whether or not any Default shall have occurred and be continuing, any representation or warranty shall be accurate, any condition to the making of any loan hereunder shall have been fulfilled, or any other matter whatsoever, make the Revolving Credit Loan required to be made by it, or pay the purchase price required to be paid by it, under this paragraph by wire transfer of immediately available funds to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders, (A) in the event that such Lender receives such notice prior to 12:30 p.m. on any Business Day, by no later than 3:00 p.m. on such Business Day, or (B) in the event that such Lender receives such notice at or after 12:30 p.m. on any Business Day, by no later than 1:00 p.m. on the immediately succeeding Business Day. The Administrative Agent will make such Loans, or the amount of such purchase price payments, as the case may be, available to such Issuing Bank by promptly crediting or otherwise transferring the amounts so received, in like funds, to such Issuing Bank. Each Lender shall also be liable for an amount equal to the product of its Commitment Percentage and any amounts paid by the Borrower pursuant to this Section 2.11 that are subsequently rescinded or avoided, or must otherwise be restored or returned. Such liabilities shall be absolute and unconditional and without regard to the occurrence of any Default or the compliance by the Borrower with any of its obligations under the Loan Documents. Each Lender shall indemnify and hold harmless the Administrative Agent and such Issuing Bank from and against any and all losses, liabilities (including liabilities for penalties), actions, suits, judgments, demands, costs and expenses (including, without limitation, reasonable attorneys’ fees and expenses and an administration fee of not less than $100 payable to such Issuing Bank as the issuer of the relevant Letter of Credit) resulting from any failure on the part of such Lender to perform its obligations under this Section 2.11 (except in respect of losses, liabilities or other obligations suffered by such Issuing Bank to the extent resulting from the gross negligence or willful misconduct of such Issuing Bank as determined by a court of competent jurisdiction in a final and non-appealable decision). If a Lender does not make any payment required under this Section 2.11 when due, such Lender shall be required to pay interest to the Administrative Agent for the account of such Issuing Bank (upon demand therefor) on the amount of such payment at a rate of interest per annum equal to the Federal Funds Rate for the first three days after the due date of such payment and the Federal Funds Rate plus 2% thereafter until the date such payment is received by the Administrative Agent. The Administrative Agent shall distribute such interest payments to such Issuing Bank upon receipt thereof in like funds as received.
(c)
Whenever any Issuing Bank is reimbursed by the Borrower or the Administrative Agent is reimbursed by the Borrower, for the account of such Issuing Bank, for any payment under a Letter of Credit and such payment relates to an amount previously paid by a Lender pursuant to this Section 2.11, the Administrative Agent will pay over such payment to such Lender (i) before 4:00 p.m. on the day such payment from the Borrower is received, if such payment is received at or prior to 1:00 p.m. on such day, or (ii) before 12:00 noon on the next succeeding Business Day, if such payment from the Borrower is received after 1:00 p.m. on such day.
4.12
Absolute Obligation With Respect to Letter of Credit Payments
(a)
The Borrower’s obligation to reimburse the Administrative Agent for the account of each Issuing Bank in respect of each payment under or in respect of such Issuing Bank’s Letters of Credit shall be absolute and unconditional under any and all circumstances and irrespective of

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any set off, counterclaim or defense to payment which the Borrower may have or have had against the beneficiary of such Letter of Credit, the Administrative Agent, any Issuing Bank, as issuer of such Letter of Credit, any Lender or any other Person, including, without limitation, any defense based on the failure of any drawing to conform to the terms of such Letter of Credit, any drawing document proving to be forged, fraudulent or invalid, or the legality, validity, regularity or enforceability of such Letter of Credit; provided that with respect to any Letter of Credit, the foregoing shall not relieve any Issuing Bank of any liability it may have to the Borrower for any actual damages sustained by the Borrower to the extent arising from a wrongful payment or wrongful failure to pay under such Letter of Credit made as a result of such Issuing Bank’s gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final and non-appealable decision.
(b)
Notwithstanding anything to the contrary herein, no Issuing Bank shall be responsible to the Borrower for, and such Issuing Bank’s rights and remedies against the Borrower shall not be impaired by, any action or inaction of such Issuing Bank required or permitted under any law, order, or practice that is required or permitted to be applied to any Letter of Credit or this Agreement, including the Applicable Laws or any order of a jurisdiction in which such Issuing Bank or the beneficiary is located, the practice stated in the ISP or UCP, as applicable, or in the decisions, opinions, practice statements or official commentary of the International Chamber of Commerce Banking Commission, the Banker’s Association for Finance and Trade (BAFT) or the Institute of International Banking Law & Practice, whether or not any Letter of Credit chooses such laws or practice rules.
4.13
Payments
(a)
Each sum payable by the Borrower to the Credit Parties under the Loan Documents, including each payment of principal and interest on the Loans, the Reimbursement Obligations, the Facility Fee, the Letter of Credit Commissions and the Fronting Fees shall be made prior to 1:00 p.m. on the date such payment is due, to the Administrative Agent for the account of the applicable parties hereto at the Administrative Agent’s Office, in each case in lawful money of the United States, except with respect to principal of and interest on Loans denominated in an Alternative Currency (as provided in Section 2.13(c) below), in immediately available funds and without set off or counterclaim, provided that payments required to be made under Sections 3.5, 3.6, 3.7, 11.7 and 11.20 shall be made directly to the party entitled thereto. The failure of the Borrower to make any such payment by such time shall not constitute a Default, provided that such payment is made on such due date, but any such payment made after 1:00 p.m. on such due date shall be deemed to have been made on the next Business Day or RFR Business Day, as applicable, for the purpose of calculating interest thereon. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof.
(b)
If any payment hereunder, under the Notes or under any Reimbursement Agreement shall be due and payable on a day which is not a Business Day, the due date thereof (except as otherwise provided in the definition of Eurodollar/Term RFR Interest Period) shall be extended to the next Business Day and (except with respect to payments of the Facility Fee and the Letter of Credit Commissions) interest shall be payable at the applicable rate specified herein

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during such extension; provided, however, that if such next Business Day is after the Revolving Credit Maturity Date, any such payment shall be due on the immediately preceding Business Day.
(c)
All payments by the Borrower hereunder with respect to principal and interest on Loans denominated in an Alternative Currency shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, in such Alternative Currency and in immediately available funds not later than the Applicable Time specified by the Administrative Agent on the dates specified herein. Without limiting the generality of the foregoing, the Administrative Agent may require that any payments due under this Agreement be made in the United States. If, for any reason, the Borrower is prohibited by any law from making any required payment hereunder in an Alternative Currency, the Borrower shall make such payment in Dollars in the Dollar Equivalent of the Alternative Currency payment amount. All payments received by the Administrative Agent after the Applicable Time specified by the Administrative Agent in the case of payments in an Alternative Currency, shall in each case be deemed received on the next succeeding Business Day for the purpose of calculating interest thereon. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof.
4.14
Extension of Revolving Credit Commitment Period
(a)
The Borrower may, no earlier than 90 days and no later than 30 days prior to each anniversary of the Effective Date, request that the Lenders agree (the decision so to agree to be within the sole and absolute discretion of each Lender) to extend the Revolving Credit Commitment Period by one year per each such request by giving written notice thereof to the Administrative Agent (but in no event shall the Revolving Commitment Period be extended pursuant to this Section 2.14 on more than two occasions). Upon receipt of each such notice, the Administrative Agent shall promptly send each Lender a copy thereof. Any Lender not responding to such notice within 10 Business Days of the date such notice was sent shall be deemed not to have consented to such extension. In the event that Required Lenders shall have consented to such extension request, the Revolving Credit Maturity Date shall be extended (with respect to the consenting Lenders) to the day which is one year following the then existing Revolving Credit Maturity Date (or, if such day is not a Business Day, the Business Day immediately preceding such day); provided, however, that (i) immediately before and after giving effect thereto, no Default shall exist, and (ii) the Administrative Agent shall have received such certificates, legal opinions and other documents as it shall reasonably request in connection with such extension. In all other events, the then existing Revolving Credit Maturity Date shall not be extended and shall remain in full force and effect until such time, if any, as the same may be extended pursuant to a subsequent extension request.
(b)
With respect to each extension request approved in accordance with Section 2.14(a), on the existing Revolving Credit Maturity Date with respect thereto (i) with respect to each Lender which (A) shall not have so consented to such extension request, and (B) shall not have transferred its Revolving Credit Commitment pursuant to Section 3.12, the Aggregate Revolving Credit Commitment Amount shall be automatically reduced by an amount equal to the sum of the Revolving Credit Commitment Amounts of each such Lender (each a “Non-Extending Lender”), (ii) the Revolving Credit Commitment of each Non-Extending Lender shall automatically terminate, and (iii) the Borrower shall pay to the Administrative Agent for the

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account of each Non-Extending Lender all principal, interest, fees and other sums owing to such Non-Extending Lender under the Loan Documents, whether or not then otherwise due and, upon receipt by such Lender of such amount so paid, such Lender shall cease to be a “Lender” hereunder.
4.15
Defaulting Lenders
(a)
Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable law:
(i)
Waivers and Amendments. That Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in Section 11.1.
(ii)
Reallocation of Payments. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of that Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article 9 or otherwise, and including any amounts made available to the Administrative Agent by that Defaulting Lender pursuant to Section 11.10) shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by that Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by that Defaulting Lender to an Issuing Bank or a Swing Line Lender hereunder; third, if so determined by the Administrative Agent or requested by an Issuing Bank or a Swing Line Lender, to be held as Cash Collateral for future funding obligations of that Defaulting Lender of any participation in any Swing Line Loan or Letter of Credit; fourth, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which that Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrower, to be held in a non-interest bearing deposit account and released in order to satisfy obligations of that Defaulting Lender to fund Loans under this Agreement; sixth, to the payment of any amounts owing to the Lenders, the Issuing Banks or the Swing Line Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender, any Issuing Bank or any Swing Line Lender against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to that Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or L/C Borrowings in respect of which that Defaulting Lender has not fully funded its appropriate share and (y) such Loans or L/C Borrowings were made at a time when the conditions set forth in Section 6.2 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and L/C Borrowings owed to, all non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or L/C Borrowings owed to, that Defaulting Lender. Any payments, prepayments or other amounts paid or payable to a

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Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 2.15(a)(ii) shall be deemed paid to and redirected by that Defaulting Lender, and each Lender irrevocably consents hereto.
(iii)
Certain Fees. That Defaulting Lender (x) shall be entitled to receive any Facility Fee pursuant to Section 3.2(a) for any period during which such Lender is a Defaulting Lender only to the extent allocable to the sum of (1) the outstanding amount of the Revolving Credit Loans funded by it and (2) its Commitment Percentage of the stated amount of Letters of Credit and Swing Line Loans for which it has provided Cash Collateral pursuant to Section 2.16 or Section 2.15(a)(ii), as applicable (and the Borrower shall (A) be required to pay to each applicable Issuing Bank and Swing Line Lender, as the case may be, the amount of such fee allocable to its Fronting Exposure arising from that Defaulting Lender and (B) not be required to pay the remaining amount of such fee that otherwise would have been required to have been paid to that Defaulting Lender) and (y) shall be limited in its right to receive Letter of Credit Commissions as provided in Section 3.2(b).
(iv)
Reallocation of Commitment Percentages to Reduce Fronting Exposure. During any period in which there is a Defaulting Lender, for purposes of computing the amount of the obligation of each non-Defaulting Lender to acquire, refinance or fund participations in Letters of Credit or Swing Line Loans pursuant to Sections 2.3 and 2.10, the “Commitment Percentage” of each non-Defaulting Lender shall be computed without giving effect to the Commitment of that Defaulting Lender; provided that after giving effect to such reallocation, no Lender’s Revolving Credit Exposure shall exceed such Lender’s Revolving Credit Commitment Amount at such time. No reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a non-Defaulting Lender as a result of such non-Defaulting Lender’s increased exposure following such reallocation.
(b)
Defaulting Lender Cure. If the Borrower, the Administrative Agent, each Swing Line Lender and each Issuing Bank agree in writing that a Defaulting Lender should no longer be deemed to be a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Lender will, to the extent applicable, purchase that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Revolving Credit Loans and funded and unfunded participations in Letters of Credit and Swing Line Loans to be held on a pro rata basis by the Lenders in accordance with their Commitment Percentages (without giving effect to Section 2.15(a)(iv)), whereupon that Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.

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4.16
Cash Collateral
(a)
Certain Credit Support Events. Upon the request of the Administrative Agent or an Issuing Bank (A) if such Issuing Bank has honored any full or partial drawing request under any Letter of Credit and such drawing has resulted in an L/C Borrowing, or (B) if, as of the Letter of Credit Expiration Date, there is, for any reason, Letter of Credit Exposure, the Borrower shall, in each case, promptly Cash Collateralize such Letter of Credit Exposure.
(i)
At any time that there shall exist a Defaulting Lender, promptly upon the request of the Administrative Agent, an Issuing Bank or a Swing Line Lender, the Borrower shall deliver to the Administrative Agent Cash Collateral in an amount sufficient to cover all Fronting Exposure (after giving effect to Section 2.15(a)(iv) and any Cash Collateral provided by the Defaulting Lender).
(ii)
In addition, if the Administrative Agent notifies the Borrower at any time that the aggregate Letter of Credit Exposure at such time exceeds 105% of the Letter of Credit Commitment Amount then in effect, then, within three Business Days after receipt of such notice, the Borrower shall Cash Collateralize the Letter of Credit Exposure in an amount equal to the amount by which the Letter of Credit Exposure exceeds the Letter of Credit Commitment Amount.
(b)
Grant of Security Interest. All Cash Collateral (other than credit support not constituting funds subject to deposit) shall be maintained in blocked, non-interest bearing deposit accounts at Wells Fargo. The Borrower, and to the extent provided by any Lender, such Lender, hereby grants to (and subjects to the control of) the Administrative Agent, for the benefit of the Administrative Agent, Issuing Banks and the Lenders (including the Swing Line Lenders), and agrees to maintain, a first priority security interest in all such cash, deposit accounts and all balances therein, and all other property so provided as collateral pursuant hereto, and in all proceeds of the foregoing, all as security for the obligations to which such Cash Collateral may be applied pursuant to Section 2.16(c). If at any time the Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than the Administrative Agent as herein provided, or that the total amount of such Cash Collateral is less than the applicable Fronting Exposure and other obligations secured thereby (including by reason of exchange rate fluctuations), the Borrower or the relevant Defaulting Lender will, promptly upon demand by the Administrative Agent, pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency.
(c)
Application. Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under any of this Section 2.16 or Sections 2.8, 2.15 or 9.2 in respect of Letters of Credit or Swing Line Loans shall be held and applied to the satisfaction of the specific Letter of Credit Exposure, Swing Line Loans, obligations to fund participations therein (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) and other obligations for which the Cash Collateral was so provided, prior to any other application of such property as may be provided for herein.
(d)
Release. Cash Collateral (or the appropriate portion thereof) provided to reduce Fronting Exposure or other obligations shall be released promptly following (i) the elimination of

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the applicable Fronting Exposure or other obligations giving rise thereto (including by the termination of Defaulting Lender status of the applicable Lender (or, as appropriate, its assignee following compliance with Section 11.6(g))) or (ii) the Administrative Agent’s good faith determination that there exists excess Cash Collateral; provided, however, (x) that Cash Collateral furnished by or on behalf of the Borrower shall not be released during the continuance of a Default or Event of Default (and following application as provided in this Section 2.16), and (y) the Person providing Cash Collateral and an Issuing Bank or a Swing Line Lender, as applicable, may agree that Cash Collateral shall not be released but instead held to support future anticipated Fronting Exposure or other obligations.
4.17
ESG Amendment

After the Effective Date, the Borrower, in consultation with the Sustainability Coordinators, shall be entitled to either (a) establish specified Key Performance Indicators (“KPIs”) with respect to certain Environmental, Social and Governance (“ESG”) targets of the Borrower and its Subsidiaries or (b) establish external ESG ratings (“ESG Ratings”) targets to be mutually agreed between the Borrower and the Sustainability Coordinators. The Sustainability Coordinators, the Borrower and the Required Lenders may amend this Agreement (such amendment, the “ESG Amendment”) solely for the purpose of incorporating either the KPIs or ESG Ratings and other related provisions (the “ESG Pricing Provisions”) into this Agreement. Upon effectiveness of any such ESG Amendment, based on either the Borrower’s performance against the KPIs or its obtainment of the target ESG Ratings, certain adjustments to the Facility Fee, Letter of Credit Commission and Applicable Margin may be made; provided that the amount of any such adjustments made pursuant to an ESG Amendment shall not result in an increase or decrease of more than (a) 1.00 basis point in the Facility Fee and/or (b) 4.00 basis points in the Applicable Margin or Letter of Credit Commission. If KPIs are utilized, the pricing adjustments will require, among other things, reporting and validation of the measurement of the KPIs in a manner that is aligned with the Sustainability Linked Loan Principles (as published in May 2021 by the Loan Market Association, Asia Pacific Loan Market Association and Loan Syndications & Trading Association) and is to be agreed between the Borrower and the Sustainability Coordinators (each acting reasonably). Following the effectiveness of the ESG Amendment, any modification to the ESG Pricing Provisions which does not have the effect of reducing the Facility Fee, Letter of Credit Commission or Applicable Margin to a level not otherwise permitted by this paragraph shall be subject only to the consent of the Required Lenders.

4.18
Sustainability Coordinators

The Sustainability Coordinators will (i) assist the Borrower in determining the ESG Pricing Provisions in connection with the ESG Amendment and (ii) assist the Borrower in preparing informational materials focused on ESG targets to be used in connection with the ESG Amendment, in each case, based upon the information provided by the Borrower with respect to the applicable KPIs or ESG Ratings targets selected in accordance with Section 2.17; provided that the Sustainability Coordinators (x) shall have no duty to ascertain, inquire into or otherwise independently verify any such information and (y) shall have no responsibility for (and shall not be liable for) the completeness or accuracy of any such information.

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5.
INTEREST, FEES, YIELD PROTECTIONS, ETC.
5.1
Interest Rate and Payment Dates
(a)
Prior to Default. Except as otherwise provided in Sections 3.1(b) and 3.1(c), (i) each Competitive Bid Loan shall bear interest at the applicable Competitive Bid Rate therefor, and (ii) Revolving Credit Loans and Swing Line Loans shall bear interest on the outstanding principal balance thereof at the applicable interest rate or rates per annum set forth below:

ADVANCES	RATE
Each ABR Advance	Alternate Base Rate plus the Applicable Margin applicable to ABR Advances.
Each Eurodollar Advance	Eurodollar Rate for the applicable Interest Period plus the Applicable Margin applicable to Eurodollar Advances.
Each Swing Line Loan	Negotiated Rate applicable to such Swing Line Loan for the applicable Interest Period.
Each Term RFR Loan	Term RFR for the applicable Interest Period plus the Applicable Margin applicable to RFR Loans.
Each Daily Simple RFR Loan	Adjusted Daily Simple RFR plus the Applicable Margin applicable to RFR Loans.

(b)
Default Rate. Upon the occurrence and during the continuance of an Event of Default under Section 9.1(a), 9.1(b), 9.1(g) or 9.1(h), and at the request and with the consent of Required Lenders, the unpaid principal balance of the Loans shall bear interest at a rate per annum (whether before or after the entry of a judgment thereon) equal to 2% plus the rate which would otherwise be applicable under Section 3.1(a), and any overdue interest or other amount payable under the Loan Documents shall bear interest (whether before or after the entry of a judgment thereon) at a rate per annum equal to the Alternate Base Rate plus the Applicable Margin plus 2%. For purposes of the preceding sentence, the rate applicable pursuant to Section 3.1(a), as the case may be, to any overdue principal, interest or other amount payable under the Loan Documents shall be (i) in the case of an overdue principal balance of any Eurodollar Advance or Term RFR Loan, the applicable Eurodollar Rate or Term RFR, as applicable, plus the Applicable Margin until the last day of the applicable Interest Period (or the earlier termination thereof pursuant to this Agreement) and thereafter at the Alternate Base Rate plus the Applicable Margin, (ii) in the case of an overdue principal balance of any Competitive Bid Loan, the applicable Competitive Bid Rate until the last day of the applicable Competitive Interest Period (or the earlier termination thereof pursuant to this Agreement) and thereafter at the Alternate Base Rate plus the Applicable Margin, (iii) in the case of an overdue principal balance of any Swing Line Loan, the applicable Negotiated Rate until the last day of the applicable Swing Line Interest Period (or the earlier termination thereof pursuant to this Agreement) and thereafter at the Alternate Base Rate plus the Applicable

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Margin, and (iv) in all other cases, the Alternate Base Rate plus the Applicable Margin. All such interest shall be payable on demand.
(c)
In General. Interest on (i) Swing Line Loans and ABR Advances shall be calculated on the basis of a 365 or 366 day year (as the case may be), and (ii) Eurodollar Advances, RFR Loans and Competitive Bid Loans shall be calculated on the basis of a 360 day year, in each case, for the actual number of days elapsed; provided that in the case of interest in respect to Loans denominated in Alternative Currencies as to which the market practice differs from the foregoing, in accordance with such market practice. Except as otherwise expressly provided herein, interest shall be payable in arrears on each Interest Payment Date and upon each payment (including prepayment) of the Loans. Any change in the interest rate on the Loans resulting from a change in the Alternate Base Rate or reserve requirements shall become effective as of the opening of business on the day on which such change shall become effective. The Administrative Agent shall, as soon as practicable, notify the Borrower and the Lenders of the effective date and the amount of each such change in the Prime Rate, but any failure to so notify shall not in any manner affect the obligation of the Borrower to pay interest on the Loans in the amounts and on the dates required. Each determination of the Alternate Base Rate, a Eurodollar Rate, any RFR or any Benchmark by the Administrative Agent pursuant to this Agreement shall be conclusive and binding on all parties hereto absent manifest error. The Borrower acknowledges that to the extent interest payable on ABR Advances is based on the Prime Rate, such rate is only one of the bases for computing interest on loans made by the Lenders, and by basing interest payable on ABR Advances on the Prime Rate, the Lenders have not committed to charge, and the Borrower has not in any way bargained for, interest based on a lower or the lowest rate at which any Lender may now or in the future make loans to other borrowers.
(d)
Maximum Rate. In no contingency or event whatsoever shall the aggregate of all amounts deemed interest under this Agreement charged or collected pursuant to the terms of this Agreement exceed the highest rate permissible under any applicable law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that the Lenders have charged or received interest hereunder in excess of the highest applicable rate, the rate in effect hereunder shall automatically be reduced to the maximum rate permitted by applicable law and the Lenders shall at the Administrative Agent’s option (i) promptly refund to the Borrower any interest received by the Lenders in excess of the maximum lawful rate or (ii) apply such excess to the principal balance of the Obligations. It is the intent hereof that the Borrower not pay or contract to pay, and that neither the Administrative Agent nor any Lender receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by the Borrower under applicable law.
(e)
Interest Act (Canada). For the purposes of the Interest Act (Canada), (i) whenever a rate of interest or fee rate hereunder is calculated on the basis of a year (the “deemed year”) that contains fewer days than the actual number of days in the calendar year of calculation, such rate of interest or fee rate shall be expressed as a yearly rate by multiplying such rate of interest or fee rate by the actual number of days in the calendar year of calculation and dividing it by the number of days in the deemed year, (ii) the principle of deemed reinvestment of interest shall not apply to any interest calculation hereunder and (iii) the rates of interest stipulated herein are intended to be nominal rates and not effective rates or yields.

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5.2
Fees
(a)
Facility Fees. The Borrower agrees to pay, in Dollars, to the Administrative Agent, for the account of the Lenders in accordance with each Lender’s Commitment Percentage, a fee (the “Facility Fee”), during the Revolving Credit Commitment Period, at a rate per annum equal to the Applicable Margin on the actual daily Aggregate Revolving Credit Commitment Amount, regardless of usage. The Facility Fee shall be payable (i) quarterly in arrears on the last day of each March, June, September and December during such period commencing on the first such day following the Effective Date, (ii) on the date of any reduction in the Aggregate Revolving Credit Commitment Amount (to the extent of such reduction) and (iii) on the last day of the Revolving Credit Commitment Period. The Facility Fee shall be calculated on the basis of a 360 day year for the actual number of days elapsed.
(b)
Letter of Credit Commissions. The Borrower agrees to pay, in Dollars, to the Administrative Agent, for the account of the Lenders in accordance with each Lender’s Commitment Percentage, commissions (the “Letter of Credit Commissions”) with respect to the Letters of Credit for the period from and including the date of Issuance of each thereof to the expiration date thereof, at a rate per annum equal to (A) with respect to Standby Letters of Credit, the Applicable Margin in effect on the date of Issuance thereof, and (B) with respect to Trade Letters of Credit, the Applicable Margin in effect on the date of Issuance thereof multiplied by 30%, in each case on the Dollar Equivalent of actual daily maximum amount available under any contingency to be drawn under such Letter of Credit. If there is any change in the Applicable Margin during any quarter, the daily amount available to be drawn under each Letter of Credit shall be computed and multiplied by the Applicable Margin separately for each period during such quarter that such Applicable Margin was in effect. The Letter of Credit Commissions shall be (i) calculated on the basis of a 360 day year for the actual number of days elapsed and (ii) payable quarterly in arrears on the last day of each March, June, September and December of each year and on the last day of the Revolving Credit Commitment Period.
(c)
Letter of Credit Fronting Fees. The Borrower agrees to pay to the Administrative Agent, for the account of each Issuing Bank, in Dollars, a fee (the “Fronting Fees”) with respect to the Letters of Credit Issued by such Issuing Bank for the period from and including the date of Issuance of each thereof to the expiration date thereof, at a rate per annum equal to 0.10% on the Dollar Equivalent of the daily maximum amount available under any contingency to be drawn under such Letters of Credit. The Fronting Fees shall be calculated on the basis of a 360 day year for the actual number of days elapsed and payable (i) with respect to Standby Letters of Credit, quarterly in arrears on the next Business Day following the last day of each March, June, September and December of each year, or (ii) with respect to Trade Letters of Credit, upon issuance. In addition to the Fronting Fees, the Borrower agrees to pay to each Issuing Bank, for its own account, its standard fees and charges customarily charged to customers similar to the Borrower with respect to any of its Letters of Credit.
(d)
Administrative Agent’s Fees. The Borrower agrees to pay to the Administrative Agent, for its own account, such other fees as have been agreed to in writing by the Borrower and the Administrative Agent.

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(e)
Other Fees. The Borrower shall pay to each Arranger and the Administrative Agent for their own respective accounts fees in the amounts and at the times specified in their respective Fee Letters.
5.3
Conversion and Continuation of Loans
(a)
The Borrower may elect from time to time to (i) convert one or more Eurodollar Advances or RFR Loans (other than Eurodollar Advances or RFR Loans denominated in an Alternative Currency) to ABR Advances, (ii) convert ABR Advances to Eurodollar Advances or, after the USD LIBOR Transition Date, RFR Loans, or (iii) continue any existing Eurodollar Advances as Eurodollar Advances or any existing RFR Loans as RFR Loans, in each case, by delivering to the Administrative Agent a Notice of Conversion/Continuation no later than 12:00 noon (1) in the case of a Loan that is to be an ABR Advance, at least one Business Day before the day on which a proposed conversion of such Loan is to be effective, (2) in the case of a Loan denominated in Dollars that is to be a Daily Simple RFR Loan, at least five RFR Business Days before the day on which a proposed conversion or continuation of such Loan is to be effective, (3) in the case of a Loan denominated in Dollars that is to be a Term RFR Loan, at least three RFR Business Days before the day on which a proposed conversion or continuation of such Loan is to be effective, (4) in the case of a Loan denominated in Dollars that is to be a Eurodollar Advance, at least three Business Days before the day on which a proposed conversion or continuation of such Loan is to be effective, and (5) in the case of a Loan denominated in any Alternative Currency that is to be a Eurodollar Advance, at least four Business Days before the day on which a proposed conversion or continuation of such Loan is to be effective, in each case, specifying (A) the Loans to be converted or continued, and, in the case of any Eurodollar Advance or Term RFR Loan to be converted or continued, the last day of the Interest Period therefor, (B) the effective date of such conversion (which shall be a Business Day), (C) the principal amount and currency of such Loans to be converted or continued, and (D) in the case of any Eurodollar Advance or Term RFR Loan, the Interest Period to be applicable to such converted or continued Eurodollar Advance or Term RFR Loan; provided that any such conversion or continuation shall only be made on a Business Day and, in the case of Eurodollar Advances or RFR Loans being converted or continued, on the last day of the Interest Period applicable thereto (or, with respect to any Daily Simple RFR Loans, the Interest Payment Date therefor). The Administrative Agent shall promptly provide the Lenders with notice of each such election. Advances may be converted or continued pursuant to this Section in whole or in part, provided that the amount to be converted to each Eurodollar Advance or RFR Loan, when aggregated with any Eurodollar Advance or RFR Loan, as applicable, to be made on such date in accordance with Section 2.5 and having the same Interest Period as such first Eurodollar Advance or RFR Loans, as applicable, shall equal no less than $5,000,000 or such amount plus a whole multiple of $1,000,000 in excess thereof.
(b)
Notwithstanding anything in this Agreement to the contrary, upon the occurrence and during the continuance of an Event of Default, the Borrower shall have no right to elect to convert any existing ABR Advance to a new Eurodollar Advance or RFR Loan or to continue any existing Eurodollar Advance or RFR Loan. In such event, all ABR Advances shall be automatically continued as ABR Advances and all Dollar-denominated Eurodollar Advances or RFR Loans shall be automatically converted to ABR Advances on the last day of the Eurodollar/Term RFR Interest Period applicable to such Eurodollar Advance or such RFR Loan (or, with respect to any Daily Simple RFR Loan, the Interest Payment Date therefor).

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(c)
Each conversion shall be effected by each Lender by applying the proceeds of its new ABR Advance, Eurodollar Advance or RFR Loan, as the case may be, to its Advances (or portion thereof) being converted (it being understood that any such conversion shall not constitute a borrowing for purposes of Sections 4, 5 or 6).
(d)
Competitive Bid Loans shall not be converted.
5.4
Concerning Eurodollar/Term RFR Interest Periods and Swing Line Interest Periods

Notwithstanding any other provision of any Loan Document:

(a)
In the case of a Eurodollar Advance or RFR Loan, (i) if the Borrower shall have failed to elect a Eurodollar Advance or, after the USD LIBOR Transition Date, a RFR Loan under Section 2.5 in connection with any borrowing of new Revolving Credit Loans, then the amount of the Revolving Credit Loans subject to such borrowing shall be an ABR Advance, (ii) if the Borrower fails to deliver a timely Notice of Conversion/Continuation under Section 3.3 with respect to a Daily Simple RFR Loan prior to the Interest Payment Date therefor, then, unless such RFR Loan is repaid as provided herein, the Borrower shall be deemed to have selected that such RFR Loan shall automatically be converted to an ABR Advance denominated in Dollars (in an amount equal to the Dollar Equivalent of the applicable Alternative Currency, if applicable) as of such Interest Payment Date or (iii) if the Borrower shall have failed to deliver a timely Notice of Conversion/Continuation under Section 3.3 with respect to a Eurodollar Advance or a Term RFR Loan prior to the end of the Eurodollar/Term RFR Interest Period therefor, then, unless such Eurodollar Advance or Term RFR Loan, as applicable, is repaid as provided herein, the Borrower shall be deemed to have selected that such Eurodollar Advance or Term RFR Loan, as applicable, shall automatically be converted to an ABR Advance denominated in Dollars (in an amount equal to the Dollar Equivalent of the applicable Alternative Currency) at the end of such Interest Period, in each case, until such time, if any, as the Borrower shall elect a new Eurodollar Advance or RFR Loan, as applicable, pursuant to Section 3.3.
(b)
No Interest Period selected in respect of the conversion of any Eurodollar Advance or Term RFR Loan comprising a Revolving Credit Loan, and no Interest Period selected in respect of any Swing Line Loan, shall end after the Revolving Credit Maturity Date.
(c)
The Borrower shall not be permitted to have more than 12 Eurodollar Advances and RFR Loans, collectively, outstanding at any one time, it being agreed that each borrowing of a Eurodollar Advance or RFR Loan pursuant to a single Borrowing Request shall constitute the making of one Eurodollar Advance or RFR Loan, as applicable, for the purpose of calculating such limitation.
5.5
Indemnification for Loss

Notwithstanding anything contained herein to the contrary, if the Borrower shall fail for any reason to borrow a Revolving Credit Loan in respect of which it shall have requested a Eurodollar Advance or an RFR Loan or to convert an Advance to a Eurodollar Advance or RFR Loan after it shall have notified the Administrative Agent of its intent to do so, or if the Borrower shall fail for any reason to borrow a Competitive Bid Loan in any instance in which it shall have accepted one or more Competitive Bids, or if the Borrower shall fail to borrow a Swing Line Loan

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after a Swing Line Lender shall have agreed to a Negotiated Rate with respect thereto, or if a Eurodollar Advance, RFR Loan, Competitive Bid Loan or Swing Line Loan shall terminate for any reason prior to the last day of the Interest Period applicable thereto (or, with respect to a Daily Simple RFR Loan, the Interest Payment Date therefor), or if the Borrower shall for any reason prepay or repay all or any part of the principal amount of a Eurodollar Advance, RFR Loan, Competitive Bid Loan or Swing Line Loan prior to the last day of the Interest Period applicable thereto (or, with respect to any Daily Simple RFR Loan, the Interest Payment Date therefor), without duplication of other payments hereunder, the Borrower shall indemnify each Lender against, and pay on demand directly to such Lender the amount (calculated by such Lender (in reasonable detail delivered to the Borrower) using any reasonable method chosen by such Lender which is customarily used by such Lender for such purpose) equal to any loss, including any foreign exchange losses, or out-of-pocket expense suffered by such Lender as a result of such failure to borrow or convert, or such termination, repayment or prepayment, including any loss, cost or expense suffered by such Lender in liquidating or employing deposits acquired to fund or maintain the funding of such Eurodollar Advance, RFR Loan, Competitive Bid Loan or Swing Line Loan, as the case may be, or redeploying funds prepaid or repaid, in amounts which correspond to such Eurodollar Advance, RFR Loan, Competitive Bid Loan or Swing Line Loan, as the case may be, and any internal processing charge customarily charged by such Lender in connection therewith.

5.6
Capital Adequacy

If the amount of capital or liquidity required or expected to be maintained by any Lender or any Issuing Bank or any Person directly or indirectly owning or controlling such Lender or such Issuing Bank (each a “Control Person”), shall be affected by the occurrence of a Regulatory Change and such Lender or such Issuing Bank shall have determined that such Regulatory Change shall have had or will thereafter have the effect of reducing the rate of return on such Lender’s, such Issuing Bank’s, or such Control Person’s capital in respect of the Loans, Revolving Credit Commitment or Letter of Credit or Swing Line Loan participations made or maintained by such Lender, or of the Reimbursement Obligations owed to such Issuing Bank, in any case to a level below that which such Lender, such Issuing Bank or such Control Person could have achieved or would thereafter be able to achieve but for such Regulatory Change (after taking into account such Lender’s, such Issuing Bank’s or such Control Person’s policies regarding capital adequacy) by an amount deemed by such Lender or such Issuing Bank to be material, then, within 30 days after demand by such Lender or such Issuing Bank, without duplication of other payments hereunder, the Borrower shall pay to such Lender, such Issuing Bank or such Control Person, as the case may be, such additional amount or amounts (calculated by such Lender (in reasonable detail delivered to the Borrower) using any reasonable method chosen by such Lender) as shall be sufficient to compensate such Lender, such Issuing Bank or such Control Person for such reduction. Failure or delay on the part of any Lender, Issuing Bank or Control Person to demand compensation pursuant to this Section 3.6 shall not constitute a waiver of such Lender’s, Issuing Bank’s or Control Person’s right to demand such compensation; provided that Borrower shall not be required to compensate such Lender, Issuing Bank or Control Person pursuant to this Section 3.6 for any increased costs or reductions incurred more than 90 days prior to the date that such Lender, Issuing Bank or Control Person, as the case may be, notifies the Borrower of the Regulatory Change giving rise to such increased costs or reductions and of such Lender’s, Issuing Bank’s or Control Person’s intention to claim compensation therefor; provided further that, if the Regulatory Change giving

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rise to such increased costs or reductions is retroactive, then the 90-day period referred to above shall be extended to include the period of retroactive effect thereof.

5.7
Reimbursement for Increased Costs

If any Credit Party shall determine that a Regulatory Change:

(a)
does or shall (i) subject it to any Tax of any kind whatsoever with respect to this Agreement, any Eurodollar Advances or RFR Loans or its obligations under this Agreement to make Eurodollar Advances or RFR Loans, or (ii) change the basis of taxation of payments to it of principal, interest or any other amount payable hereunder, or impose on such Credit Party or (with respect to Eurodollar Advances) the London or other applicable offshore interbank market any other condition, cost or expense affecting this Agreement or Loans made by such Lender or any Letter of Credit or participation therein, including any Tax required to be withheld from any amounts payable under the Loan Documents (except for imposition of, or change in the rate of, any Income Tax applicable to such Lender); or
(b)
does or shall impose, modify or make applicable any reserve, special deposit, compulsory loan, assessment, increased cost or similar requirement against assets held by, or deposits of, or advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of such Lender in respect of its Eurodollar Advances or RFR Loans which is not otherwise included in the determination of a Eurodollar Rate or RFR, as applicable, or against any Letters of Credit issued by such Issuing Bank or participated in by any Lender;

and the result of any of the foregoing is to increase the cost to such Lender of making, renewing, converting or maintaining any Eurodollar Advance, RFR Loan or its commitment to make any such Eurodollar Advance or RFR Loan, or to reduce any amount receivable hereunder, or to increase the cost to such Issuing Bank of Issuing or maintaining the Letters of Credit or the cost to any Lender of participating therein or the cost to the Administrative Agent or such Issuing Bank of performing its respective functions hereunder with respect to the Letters of Credit, then, in any such case, the Borrower shall, without duplication of other payments hereunder, pay such Credit Party within 10 days after demand therefor, such additional amounts (calculated by such Lender (in reasonable detail delivered to the Borrower) using any reasonable method chosen by such Lender) as is sufficient to compensate such Credit Party for such additional cost or reduction in such amount receivable which such Lender deems to be material as determined by such Credit Party; provided, however, that nothing in this Section shall require the Borrower to indemnify any Credit Party with respect to withholding Taxes for which the Borrower has no obligation under Section 3.11. No failure by any Credit Party to demand, and no delay in demanding, compensation for any increased cost shall constitute a waiver of its right to demand such compensation at any time.

5.8
Laws Affecting Eurodollar Rate, Adjusted Daily Simple RFR and Term RFR Availability

If, after the date hereof, the introduction of, or any change in, any applicable law or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by

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any of the Lenders (or any of their respective lending offices) with any request or directive (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency, shall make it unlawful or impossible for any of the Lenders (or any of their respective lending offices) to honor its obligations hereunder to make or maintain any Daily Simple RFR Loan, Term RFR Loan or Eurodollar Advance, or to determine or charge interest based upon any applicable RFR, Adjusted Daily Simple RFR, Term RFR, or Eurodollar Rate, such Lender shall promptly give notice thereof to the Administrative Agent and the Administrative Agent shall promptly give notice to the Borrower and the other Lenders. Thereafter, until the Administrative Agent notifies the Borrower that such circumstances no longer exist, (i) any obligation of the Lenders to make RFR Loans or Eurodollar Advances, as applicable, in the affected currency or currencies, and any right of the Borrower to convert any Loan denominated in Dollars to an RFR Loan or a Eurodollar Advance or continue any Loan as an RFR Loan or a Eurodollar Advance, as applicable, in the affected currency or currencies shall be suspended and (ii) if necessary to avoid such illegality, the Administrative Agent shall compute the Alternate Base Rate without reference to clause (c) of the definition of “Alternate Base Rate”, in each case until each such affected Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, the Borrower shall, if necessary to avoid such illegality, upon demand from any Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all affected RFR Loans or Eurodollar Advances denominated in Dollars to ABR Advances denominated in Dollars (in an amount equal to the Dollar Equivalent of such Alternative Currency, if applicable) (in each case, if necessary to avoid such illegality, the Administrative Agent shall compute the Alternate Base Rate without reference to clause (c) of the definition of “Alternate Base Rate”), (I) with respect to Daily Simple RFR Loans, on the Interest Payment Date therefor, if all affected Lenders may lawfully continue to maintain such Daily Simple RFR Loans to such day, or immediately, if any Lender may not lawfully continue to maintain such Daily Simple RFR Loans to such day or (II) with respect to Eurodollar Advances or Term RFR Loans, on the last day of the Interest Period therefor, if all affected Lenders may lawfully continue to maintain such Eurodollar Advances or Term RFR Loans, as applicable, to such day, or immediately, if any Lender may not lawfully continue to maintain such Eurodollar Advances or Term RFR Loans, as applicable, to such day. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest (except with respect to any prepayment or conversion of a Daily Simple RFR Loan) on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 3.5.

5.9
Circumstances Affecting Eurodollar Rate, Adjusted Daily Simple RFR and Term RFR Availability
(a)
Subject to Section 3.10, in connection with any RFR Loan, a request therefor, a conversion to or a continuation thereof or otherwise, if for any reason (A) the Administrative Agent shall determine (which determination shall be conclusive and binding absent manifest error) that (x) if Adjusted Daily Simple RFR is utilized in any calculations hereunder or under any other Loan Document with respect to any Obligations, interest, fees, commissions or other amounts, reasonable and adequate means do not exist for ascertaining Adjusted Daily Simple RFR pursuant to the definition thereof or (y) if Term RFR is utilized in any calculations hereunder or under any other Loan Document with respect to any Obligations, interest, fees, commissions or other amounts, reasonable and adequate means do not exist for ascertaining Term RFR for the applicable Interest Period with respect to a proposed Term RFR Loan on or prior to the first day of such

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Interest Period, (B) the Administrative Agent shall determine (which determination shall be conclusive and binding absent manifest error) that a fundamental change has occurred in the foreign exchange markets with respect to an applicable Alternative Currency (including changes in national or international financial, political or economic conditions or currency exchange rates or exchange controls), or (C) the Required Lenders shall determine (which determination shall be conclusive and binding absent manifest error) that (x) if Adjusted Daily Simple RFR is utilized in any calculations hereunder or under any other Loan Document with respect to any Obligations, interest, fees, commissions or other amounts, Adjusted Daily Simple RFR does not adequately and fairly reflect the cost to such Lenders of making or maintaining such Loans or (y) if Term RFR is utilized in any calculations hereunder or under any other Loan Document with respect to any Obligations, interest, fees, commissions or other amounts, Term RFR does not adequately and fairly reflect the cost to such Lenders of making or maintaining such Loans during the applicable Interest Period and, in the case of clauses (C)(x) or (C)(y), the Required Lenders have provided notice of such determination to the Administrative Agent, then, in each case, the Administrative Agent shall promptly give notice thereof to the Borrower. Upon notice thereof by the Administrative Agent to the Borrower, any obligation of the Lenders to make RFR Loans, and any right of the Borrower to convert any Loan or continue any Loan as an RFR Loan, shall be suspended (to the extent of the affected RFR Loans or, in the case of Term RFR Loans, the affected Interest Periods) until the Administrative Agent (with respect to clause (C), at the instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, (A) the Borrower may revoke any pending request for a borrowing of, conversion to or continuation of RFR Loans (to the extent of the affected RFR Loans or, in the case of a Term RFR Loans, the affected Interest Periods) or, failing that, (I) in the case of any request for a borrowing of an affected RFR Loan in Dollars, the Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to an ABR Advance in the amount specified therein and (II) in the case of any request for a borrowing of an affected RFR Loan in an Alternative Currency, then such request shall be ineffective and (B)(I) any outstanding affected RFR Loans denominated in Dollars will be deemed to have been converted into ABR Advances immediately or, in the case of Term RFR Loans, at the end of the applicable Interest Period and (II) any outstanding affected RFR Loans denominated in an Alternative Currency, at the Borrower’s election, shall either (1) be converted into ABR Advances denominated in Dollars (in an amount equal to the Dollar Equivalent of such Alternative Currency) immediately or, in the case of Term RFR Loans, at the end of the applicable Interest Period or (2) be prepaid in full, immediately or, in the case of Term RFR Loans, at the end of the applicable Interest Period; provided that if no election is made by the Borrower by the date that is three Business Days after receipt by the Borrower of such notice or, in the case of Term RFR Loans, the last day of the current Interest Period for the applicable RFR Loan, if earlier, the Borrower shall be deemed to have elected clause (1) above. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest (except with respect to any prepayment or conversion of a Daily Simple RFR Loan) on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 3.5.
(b)
Subject to Section 3.10, in connection with any Eurodollar Advance, a request therefor, a continuation thereof or otherwise, if for any reason (A) the Administrative Agent shall determine (which determination shall be conclusive and binding absent manifest error) that deposits are not being offered to banks in the London or other applicable offshore interbank market for the applicable currency, amount and Interest Period of such Loan, (B) the Administrative Agent shall determine (which determination shall be conclusive and binding absent manifest error) that

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a fundamental change has occurred in the foreign exchange or interbank markets with respect to the applicable Alternative Currency (including changes in national or international financial, political or economic conditions or currency exchange rates or exchange controls), (C) the Administrative Agent shall determine (which determination shall be conclusive and binding absent manifest error) that reasonable and adequate means do not exist for the ascertaining the Eurodollar Rate for such currency and Interest Period, or (D) the Required Lenders shall determine (which determination shall be conclusive and binding absent manifest error) that the Eurodollar Rate does not adequately and fairly reflect the cost to such Lenders of making or maintaining such Loans during such Interest Period and shall have provided notice of such determination to the Administrative Agent, then, in each case, the Administrative Agent shall promptly give notice thereof to the Borrower. Upon notice thereof by the Administrative Agent to the Borrower, any obligation of the Lenders to make Eurodollar Advances in each such currency, and any right of the Borrower to continue any Loan as a Eurodollar Advance in such currency, shall be suspended (to the extent of the affected Eurodollar Advances or Interest Periods) until the Administrative Agent (with respect to clause (D), at the instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, (A) any pending request for a borrowing of or continuation of Eurodollar Advances in each such affected currency (to the extent of the affected Eurodollar Advances or the affected Interest Periods) shall be ineffective and (B)(I) any outstanding affected Eurodollar Advances denominated in Dollars will be deemed to have been converted into ABR Advances at the end of the applicable Interest Period and (II) any outstanding affected Eurodollar Advances denominated in an Alternative Currency, at the Borrower’s election, shall either be converted into ABR Advances denominated in Dollars (in an amount equal to the Dollar Equivalent of such Alternative Currency) at the end of the applicable Interest Period or be prepaid in full at the end of the applicable Interest Period; provided that if no election is made by the Borrower by the earlier of (x) the date that is three Business Days after receipt by the Borrower of such notice or (y) the last day of the current Interest Period for the applicable Eurodollar Advances, the Borrower shall be deemed to have elected clause (1) above. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 3.5.
5.10
Benchmark Replacement Setting
(a)
Benchmark Replacement.
(i)
Notwithstanding anything to the contrary herein or in any other Loan Document, if the USD LIBOR Transition Date has occurred prior to the Reference Time in respect of any setting of the Eurodollar Rate for Dollars, then (x) if a Benchmark Replacement is determined in accordance with clause (b)(1) or (b)(2) of the definition of “Benchmark Replacement” for the USD LIBOR Transition Date, such Benchmark Replacement will replace the then-current Benchmark with respect to Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, Dollars for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (y) if a Benchmark Replacement is determined in accordance with clause (b)(3) of the definition of “Benchmark Replacement” for the USD LIBOR Transition Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan

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Document in respect of any Benchmark setting at or after 5:00 p.m. on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders.
(ii)
Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event or an Other Benchmark Rate Election, as applicable, with respect to any Benchmark, the Administrative Agent and the Borrower may amend this Agreement to replace such Benchmark with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event or an Other Benchmark Rate Election, as applicable, will become effective at 5:00 p.m. on the fifth (5th) Business Day after the Administrative Agent has posted such proposed amendment to all affected Lenders and the Borrower so long as the Administrative Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Required Lenders. No replacement of a Benchmark with a Benchmark Replacement pursuant to this Section 3.10(a)(ii) will occur prior to the applicable Benchmark Transition Start Date.
(iii)
Notwithstanding anything to the contrary herein or in any other Loan Document and subject to the proviso below in this paragraph, if a Term RFR Transition Date has occurred prior to the Reference Time in respect of any setting of the then-current Benchmark consisting of an Adjusted Daily Simple RFR (including an Adjusted Daily Simple RFR implemented as a Benchmark Replacement pursuant to Section 3.10(a)(i) or Section 3.10(a)(ii)) for the applicable currency, then the applicable Benchmark Replacement will replace such Benchmark for all purposes hereunder or under any Loan Document in respect of such Benchmark for the applicable currency setting and subsequent Benchmark settings, without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document; provided that this clause (iii) shall not be effective unless the Administrative Agent has delivered to the Lenders and the Borrower a Term RFR Notice with respect to the applicable Term RFR Transition Event. For the avoidance of doubt, the Administrative Agent shall not be required to deliver a Term RFR Notice after a Term RFR Transition Event and may elect or not elect to do so in its sole discretion.
(b)
Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document.
(c)
Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower and the Lenders of (A) the implementation of any Benchmark Replacement and (B) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. The Administrative

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Agent will promptly notify the Borrower of the removal or reinstatement of any tenor of a Benchmark pursuant to Section 3.10(d). Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 3.10(c), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 3.10(c).
(d)
Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (A) if any then-current Benchmark is a term rate (including any Term RFR, LIBOR or CDOR) and either (1) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (2) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) and any other definition used therein for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (B) if a tenor that was removed pursuant to clause (A) above either (1) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (2) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) and any other definition used therein for all Benchmark settings at or after such time to reinstate such previously removed tenor.
(e)
Benchmark Unavailability Period. Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period with respect to a given Benchmark, (A) the Borrower may revoke any pending request for a borrowing of, conversion to or continuation of RFR Loans or Eurodollar Advances, in each case, to be made, converted or continued during any Benchmark Unavailability Period denominated in the applicable currency and, failing that, (I) in the case of any request for any affected RFR Loans or a Eurodollar Advance, in each case, denominated in Dollars, if applicable, the Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to an ABR Advance in the amount specified therein and (II) in the case of any request for any affected RFR Loan or Eurodollar Advance, in each case, in an Alternative Currency, if applicable, then such request shall be ineffective and (B)(I) any outstanding affected RFR Loans or Eurodollar Advances, in each case, denominated in Dollars, if applicable, will be deemed to have been converted into ABR Advances immediately or, in the case of Term RFR Loans or Eurodollar Advances, at the end of the applicable Interest Period and (II) any outstanding affected RFR Loans or Eurodollar Advances, in each case, denominated in an Alternative Currency, at the Borrower’s election, shall either be converted into ABR Advances denominated in Dollars (in an amount equal to the Dollar Equivalent of such Alternative Currency) immediately or, in the case of Term RFR Loans or Eurodollar Advances, at the end of the applicable Interest Period or be prepaid in full immediately or, in the case of Term RFR Loans or Eurodollar Advances, at the end of the applicable Interest Period; provided that, with respect to

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any Daily Simple RFR Loan, if no election is made by the Borrower by the date that is three (3) Business Days after receipt by the Borrower of such notice, the Borrower shall be deemed to have elected clause (1) above; provided, further that, with respect to any Eurodollar Advance or Term RFR Loan, if no election is made by the Borrower by the earlier of (x) the date that is three (3) Business Days after receipt by the Borrower of such notice and (y) the last day of the current Interest Period for the applicable Eurodollar Advance or Term RFR Loan, the Borrower shall be deemed to have elected clause (1) above. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest (except with respect to any prepayment or conversion of a Daily Simple RFR Loan) on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 3.5. During a Benchmark Unavailability Period with respect to any Benchmark or at any time that a tenor for any then-current Benchmark is not an Available Tenor, the component of the Alternate Base Rate based upon the then-current Benchmark that is the subject of such Benchmark Unavailability Period or such tenor for such Benchmark, as applicable, will not be used in any determination of the Alternate Base Rate.
(f)
Alternative Currencies. If, after the designation by the Lenders of any currency as an Alternative Currency, any change in currency controls or exchange regulations or any change in national or international financial, political or economic conditions are imposed in the country in which such currency is issued, and such change results in, in the reasonable opinion of the Administrative Agent (i) such currency no longer being readily available, freely transferable and convertible into Dollars, (ii) a Dollar Equivalent no longer being readily calculable with respect to such currency, (iii) such currency being impracticable for the Lenders to loan or (iv) such currency no longer being a currency in which the Required Lenders are willing to make Loans or issue Letters of Credit (each of clauses (i), (ii), (iii) and (iv), a “Disqualifying Event”), then the Administrative Agent shall promptly notify the Lenders and the Borrower, and such currency shall no longer be an Alternative Currency until such time as the Disqualifying Event(s) no longer exist. Within five (5) Business Days after receipt of such notice from the Administrative Agent, the Borrower shall repay all Loans denominated in such currency to which the Disqualifying Event(s) apply or convert such Loans into the Dollar Equivalent in Dollars, bearing interest at the Alternate Base Rate, subject to the other terms contained herein.
5.11
Taxes; Net Payments
(a)
All payments made by or on account of any obligation of the Borrower under the Loan Documents shall be made free and clear of, and without deduction or withholding for or on account of, any Included Taxes except as required by law. If any applicable law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Included Tax, then the Borrower, without duplication of other payments hereunder, shall pay such additional amounts to the Administrative Agent, for the benefit of the Credit Parties, as may be necessary in order that the actual amounts received by each Credit Party in respect of interest and any other amount payable under the Loan Documents after deduction or withholding (and after payment of any additional taxes or other charges due as a consequence of the payment of such additional amounts) shall equal the amount that would have been received if such deduction or withholding were not required. In the event that any such

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deduction or withholding with respect to Included Taxes can be reduced or nullified as a result of the application of any relevant double taxation convention, the relevant Credit Party will cooperate with the Borrower (at the sole expense of the Borrower) in making application to the relevant taxing authorities to seek to obtain such reduction or nullification, so long as it would not be disadvantageous to such Credit Party; provided, however, that no Credit Party shall have any obligation to engage in litigation with respect thereto. If the Borrower shall make any payments under this Section 3.11 or shall make any deductions or withholdings from amounts paid in accordance with this Section 3.11, the Borrower shall, as promptly as practicable thereafter, forward to the Administrative Agent original or certified copies of official receipts or other evidence acceptable to the Administrative Agent establishing such payment and the Administrative Agent in turn shall distribute copies of such receipts to each Credit Party. If payments under the Loan Documents to any Credit Party are or become subject to any withholding, such Credit Party shall (unless otherwise required by a Governmental Authority or as a result of any treaty, convention, law, rule, regulation, order or similar directive applicable to such Credit Party) use its best efforts to designate a different office or branch to which payments are to be made under the Loan Documents from that initially selected thereby, if such designation would avoid or mitigate such withholding and would not be disadvantageous to such Credit Party. In the event that any Credit Party shall have determined that it received a refund for Included Taxes paid by the Borrower under this Section 3.11, such Credit Party shall promptly notify the Administrative Agent and the Borrower of such fact and shall remit to the Borrower the amount of such refund applicable to the payments made by the Borrower in respect of such Credit Party under this Section 3.11 (but only to the extent of indemnity payments made under this Section 3.11 with respect to the Taxes giving rise to such refund), net of all third party out-of-pocket expenses (including Taxes) of such indemnified Credit Party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Borrower, upon the request of such indemnified Credit Party, shall repay to such indemnified Credit Party the amount of such refund paid pursuant to this Section 3.11(a) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified Credit Party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Section 3.11(a), in no event will the indemnified Credit Party be required to pay any refund or other amount to Borrower pursuant to this Section 3.11(a) the payment of which would place the indemnified Credit Party in a less favorable net after-Tax position than the indemnified Credit Party would have been in if the indemnification payments or additional amounts giving rise to such refund had never been paid. This Section 3.11(a) shall not be construed to require any Credit Party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the Borrower or any other Person.
(b)
(i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements.

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(ii) Without limiting the generality of the foregoing, in the event that the Borrower is a U.S. Borrower,

(A)
any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;
(B)
any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable:
(1)
in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;
(2)
executed copies of IRS Form W-8ECI;
(3)
in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit M-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN-E; or
(4)
to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W‑8ECI, IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit M-2 or Exhibit M-3, IRS Form W‑9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax

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Compliance Certificate substantially in the form of Exhibit M-4 on behalf of each such direct and indirect partner;
(C)
any Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and
(D)
If a payment made to a Credit Party under this Agreement or any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. For purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. For purposes of determining withholding Taxes imposed under FATCA, from and after the effective date of this Agreement, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) this Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

Each Credit Party agrees that if any form or certification it previously delivered pursuant to this Section 3.11 expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.

(c)
Borrower shall, and does hereby, indemnify the Administrative Agent and each Credit Party, and shall make payment in respect thereof within 10 days after demand therefor, for the full amount of any Included Taxes (including Included Taxes imposed or asserted on or attributable to amounts payable under this Section 3.11) withheld or deducted by such Borrower or the Administrative Agent or paid by the Administrative Agent or such Credit Party, as the case may be, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Included Taxes were correctly or legally imposed or asserted by the

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relevant Governmental Authority. Borrower shall also, and does hereby, indemnify the Administrative Agent, and shall make payment in respect thereof within 10 days after demand therefor, for any amount which a Credit Party for any reason fails to pay indefeasibly to the Administrative Agent as required by clause (iii) of this subsection. A certificate as to the amount of any such payment or liability delivered to a Borrower by a Credit Party (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Credit Party, shall be conclusive absent manifest error.
(i)
Each Credit Party shall, and does hereby, severally indemnify Borrower, and shall make payment in respect thereof within 10 days after demand therefor, against any and all Taxes and any and all related losses, claims, liabilities, penalties, interest and expenses (including the fees, charges and disbursements of any counsel for the Borrower or the Administrative Agent) incurred by or asserted against Borrower or the Administrative Agent by any Governmental Authority as a result of the failure by such Credit Party to deliver, or as a result of the inaccuracy, inadequacy or deficiency of, any form, certificate or documentation required to be delivered by such Credit Party to such Borrower or the Administrative Agent pursuant to Section 3.11(b) hereof.
(ii)
Each Credit Party shall, and does hereby, severally indemnify the Administrative Agent, and shall make payment in respect thereof within 10 days after demand therefor, for (A) any Included Taxes attributable to such Lender (but only to the extent that the Borrower has not already indemnified the Administrative Agent for such Included Taxes and without limiting the obligation of the Borrower to do so), (B) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 11.6(d) relating to the maintenance of a Participant Register and (C) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Credit Party by the Administrative Agent shall be conclusive absent manifest error. Each Credit Party hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Credit Party under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this clause (iii).
(d)
The Borrower shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes.
(e)
For purposes of this Section 3.11, the term “Lender” includes any Issuing Bank and the term “applicable law” includes FATCA.
5.12
Substitution of Lenders

Notwithstanding anything to the contrary contained herein, if any Lender (i) is a Defaulting Lender, (ii) shall request compensation pursuant to Section 3.6, 3.7 or 3.11, (iii) shall not have consented to any amendment to this Agreement requiring consent of all Lenders or all affected

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Lenders whereas the Required Lenders have consented, or (iv) shall not have consented to any request for the extension of the Revolving Credit Maturity Date which request was approved in accordance with Section 2.14, then, in each such case, provided that no Event of Default shall then exist and be continuing, the Borrower may, at its sole expense and effort, other than in the case of a Defaulting Lender where such expenses shall be paid by such Defaulting Lender, upon notice to such Lender and the Administrative Agent, require that such Lender transfer all of its right, title and interest under the Loan Documents to one or more of the other Lenders (in the sole and absolute discretion of each such Lender) or any other Person identified by the Borrower, reasonably acceptable to the Administrative Agent, each Swing Line Lender and each Issuing Bank (a “Substitute Lender”), provided, that any costs and expenses incurred by the Administrative Agent or a Substitute Lender in connection with such transfer from a Defaulting Lender, not collected after requested from such Defaulting Lender, will be reimbursed by the Borrower, if such Substitute Lender agrees to assume all of the obligations of such Lender under the Loan Documents for consideration equal to all principal, interest, fees and other sums owing to such Lender under the Loan Documents, whether or not then otherwise due. Subject to the execution and delivery by the Borrower at its expense of a new Note, an instrument of assignment and assumption, and such other documents as such Lender may reasonably require, such Substitute Lender shall be a “Lender” for all purposes hereunder. Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements of the Borrower contained in Sections 3.5, 3.6, 3.7, 11.7, and 11.20 (without duplication of any payments made to such Lender by the Borrower or the Substitute Lender) shall survive for the benefit of any Lender replaced under this Section with respect to the time prior to such replacement.

5.13
Additional Reserve Requirements

The Borrower shall pay to each Lender, (i) as long as such Lender shall be required to maintain reserves with respect to liabilities or assets consisting of or including Eurodollar funds or deposits (currently known as “Eurodollar liabilities”), additional interest on the unpaid principal amount of each Eurodollar Advance equal to the actual costs of such reserves allocated to such Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive), and (ii) as long as such Lender shall be required to comply with any reserve ratio requirement or analogous requirement of any central banking or financial regulatory authority imposed in respect of the maintenance of the Commitments or the funding of the Eurodollar Advances, such additional costs (expressed as a percentage per annum and rounded upwards, if necessary, to the nearest five decimal places) equal to the actual costs allocated to such Commitment or Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive), which in each case shall be due and payable on each date on which interest is payable on such Loan, provided the Borrower shall have received at least 10 days’ prior notice (with a copy to the Administrative Agent) of such additional interest or costs from such Lender. If a Lender fails to give notice 10 days prior to the relevant Interest Payment Date, such additional interest or costs shall be due and payable 10 days from receipt of such notice.

6.
REPRESENTATIONS AND WARRANTIES

In order to induce the Administrative Agent and the Lenders to enter into this Agreement, the Lenders to make the Revolving Credit Loans, each Issuing Bank to Issue the Letters of Credit and the Lenders to participate therein, and each Swing Line Lender to make the Swing Line Loans

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and the Lenders to participate therein, the Borrower makes the following representations and warranties to the Credit Parties:

6.1
Existence and Power

Each of the Borrower and each Significant Subsidiary has been duly organized and is validly existing in good standing under the laws of the jurisdiction of its incorporation or formation, has all requisite power and authority to own its Property and to carry on its business as now conducted, and is in good standing and authorized to do business in each jurisdiction in which the nature of the business conducted therein or the Property owned by it therein makes such qualification necessary, except where the failure to have such requisite power and authority or to qualify would not reasonably be expected to have a Material Adverse Effect.

6.2
Authority and Execution

The Borrower has full legal power and authority to enter into, execute, deliver and perform the terms of the Loan Documents to which it is a party, all of which have been duly authorized by all proper and necessary corporate, partnership or other applicable action and are in full compliance with its Organizational Documents. The Borrower has duly executed and delivered each Loan Document to which it is a party.

6.3
Binding Agreement

The Loan Documents (other than the Notes) constitute, and the Notes, when issued and delivered pursuant hereto for value received, will constitute, the valid and legally binding obligations of the Borrower, in each case to the extent it is a party thereto, enforceable in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.

6.4
Litigation

Except as set forth on Schedule 4.4, there are no actions, suits or proceedings at law or in equity or by or before any Governmental Authority (whether purportedly on behalf of the Borrower or any of its Subsidiaries) pending or, to the knowledge of the Borrower, threatened against the Borrower or any of its Subsidiaries or maintained by the Borrower or any of its Subsidiaries or which may affect the Property of the Borrower or any of its Subsidiaries or any of their respective Properties or rights, which actions, suits or proceedings would reasonably be expected to have a Material Adverse Effect.

6.5
Absence of Defaults; No Conflicting Agreements

Neither the Borrower nor any of its Subsidiaries is in default under any judgment, order, writ, injunction, decree or decision of any Governmental Authority or any mortgage, indenture, contract or agreement to which it is a party or by which it or any of its Property is bound, the effect of which default would reasonably be expected to have a Material Adverse Effect. The execution, delivery and performance of the terms of the Loan Documents will not constitute a default under

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or result in a breach of or require the mandatory repayment of or other acceleration of payment under or pursuant to the terms of, any such mortgage, indenture, contract or agreement.

6.6
Compliance with Applicable Laws

The Borrower and each of its Subsidiaries is in compliance with all laws, regulations, rules and orders of all Governmental Authorities, except to the extent a violation thereof would not reasonably be expected to have a Material Adverse Effect.

6.7
Governmental Regulations

Neither the Borrower nor any of its Subsidiaries nor any Person controlled by, controlling, or under common control with, the Borrower or any of its Subsidiaries, is subject to regulation under the Federal Power Act, as amended, or the Investment Company Act of 1940, as amended. Neither the Borrower nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock. No part of the proceeds of any Loan, nor any Letter of Credit, will be used, directly or indirectly, for a purpose which violates any law, rule or regulation of any Governmental Authority, including, without limitation, the provisions of Regulations T, U or X of the Board of Governors of the Federal Reserve System, as amended. After giving effect to the making of each Loan, Margin Stock will constitute less than 25% of the assets (as determined by any reasonable method) of the Borrower and its Subsidiaries.

6.8
Plans.

The only Pension Plans in effect as of the Effective Date (the “Existing Pension Plans”) are listed on Schedule 4.8. Each Employee Benefit Plan is in compliance with ERISA, HIPAA and the Code, and other applicable federal and state laws, where applicable, except to the extent a violation thereof would not reasonably be expected to have a Material Adverse Effect. No Termination Event has occurred, or is reasonably expected to occur, except to the extent that such Termination Event neither individually nor in the aggregate would reasonably be expected to have a Material Adverse Effect. The Borrower and its Subsidiaries and ERISA Affiliates have, as of the Effective Date, made all contributions or payments to or under each such Pension Plan required by law (including, without limitation, the Pension Funding Rules) or the terms of such Pension Plan or any contract or agreement with respect thereto, except to the extent that the failure to make such contribution or payment would not reasonably be expected to have a Material Adverse Effect. No liability to the PBGC has been, or is expected by the Borrower, any of its Subsidiaries or any ERISA Affiliate to be, incurred by the Borrower, any such Subsidiary or any ERISA Affiliate, except to the extent that such liability would not reasonably be expected to have a Material Adverse Effect. Liability, as referred to in this Section includes any joint and several liability. Each Employee Benefit Plan which is a group health plan within the meaning of Section 5000(b)(1) of the Code is in compliance with the continuation of health care coverage requirements of Section 4980B of the Code except to the extent a violation thereof would not reasonably be expected to have a Material Adverse Effect.

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6.9
Financial Statements

The Borrower has heretofore delivered to the Administrative Agent and the Lenders copies of (x) the audited Consolidated balance sheets of the Borrower as of January 30, 2021, and the related Consolidated statements of operations, shareholders’ equity and cash flows for the fiscal year then ended and (y) the unaudited Consolidated balance sheet of the Borrower as of July 31, 2021, and the related Consolidated statements of operations, shareholders’ equity and cash flows for the 6-month period then ended (the financial statements described in clauses (x) and (y), with the related notes and schedules, the “Financial Statements”). The Financial Statements fairly present in all material respects the Consolidated financial condition and results of the operations of the Borrower and its Subsidiaries as of the dates and for the periods indicated therein and have been prepared in conformity with GAAP. Since January 30, 2021, there has been no Material Adverse Change.

6.10
No Misrepresentation

No representation or warranty contained in any Loan Document and no certificate or report from time to time furnished by the Borrower or any of its Subsidiaries in connection with the transactions contemplated thereby, on the date when made or deemed made, contains or will contain a misstatement of material fact, or omits or will omit to state a material fact required to be stated in order to make the statements therein contained not misleading in the light of the circumstances under which made. As of the Effective Date, the information included in each Beneficial Ownership Certification delivered pursuant to Section 5.8 is true and correct in all respects, as applicable.

6.11
OFAC and Sanctions

Neither the Borrower, nor any of its Subsidiaries, nor, to the knowledge of the Borrower and its Subsidiaries, any director, officer, employee, agent, affiliate or representative thereof, is an individual or entity that is or is owned or controlled by any individual or entity that is (i) a Sanctioned Person, (ii) currently the subject or target of any Sanctions, (iii) included on OFAC’s List of Specially Designated Nationals, HMT’s Consolidated List of Financial Sanctions Targets and the Investment Ban List, or any similar list enforced by any other relevant sanctions authority, or (iv) located, organized or resident in a Designated Jurisdiction.

6.12
Anti-Corruption Laws, Anti-Money Laundering Laws and Sanctions

The Borrower and its Subsidiaries have conducted their businesses in compliance in all material respects with Anti-Corruption Laws, Anti-Money Laundering Laws and applicable Sanctions and, with respect to the United States Foreign Corrupt Practices Act of 1977, have instituted and maintained policies and procedures reasonably designed to promote and achieve compliance with such law.

6.13
Affected Financial Institution; Covered Party

The Borrower is not an Affected Financial Institution or a Covered Party.

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7.
CONDITIONS TO FIRST LOANS OR FIRST LETTER OF CREDIT

In addition to the conditions precedent set forth in Section 6, the obligation of each Lender (including each Swing Line Lender) to make Loans and each Issuing Bank to Issue Letters of Credit on the first Borrowing Date and the Lenders to participate therein shall be subject to the fulfillment of the following conditions precedent:

7.1
Evidence of Action

The Administrative Agent shall have received a certificate, dated the Effective Date, of the Secretary or Assistant Secretary or other analogous counterpart of the Borrower (i) attaching a true and complete copy of the resolutions of its Managing Person and of all documents evidencing all necessary corporate, partnership or similar action (in form and substance satisfactory to the Administrative Agent) taken by it to authorize the Loan Documents to which it is a party and the transactions contemplated thereby, (ii) attaching a true and complete copy of its Organizational Documents, (iii) setting forth the incumbency of its officer or officers or other analogous counterpart who may sign the Loan Documents, including therein a signature specimen of such officer or officers and (iv) attaching a certificate of good standing of the Secretary of State of the jurisdiction of its formation and of each other jurisdiction in which it is qualified to do business.

7.2
Notes

The Administrative Agent shall have received copies of the Notes executed by Borrower in favor of each Lender requesting a Note.

7.3
Absence of Litigation

There shall be no injunction, writ, preliminary restraining order or other order of any nature issued by any Governmental Authority in any respect affecting the transactions provided for in the Loan Documents and no action or proceeding by or before any Governmental Authority shall have been commenced or threatened seeking to prevent or delay the transactions contemplated by the Loan Documents or challenging any term or provision thereof or seeking any damages in connection therewith, and the Administrative Agent shall have received a certificate, in all respects satisfactory to the Administrative Agent, of an executive officer of the Borrower to the foregoing effects.

7.4
Existing Credit Agreement

All Indebtedness under the Existing Credit Agreement shall be repaid in full, all commitments (if any) in respect thereof shall have been terminated and all guarantees therefor and security therefor shall be released, and the Administrative Agent shall have received pay-off letters in form and substance satisfactory to it evidencing such repayment, termination and release.

7.5
Opinion of Counsel

The Administrative Agent shall have received (i) an opinion of Godfrey & Kahn S.C., counsel to the Borrower, dated the Effective Date, as to such matters reasonably requested by the Administrative Agent, it being understood that such opinion is being delivered upon the direction

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of the Borrower, and that the addressees thereof may and will rely on such opinion, and (ii) an opinion of Jason J. Kelroy, general counsel of the Borrower, dated the Effective Date, as to such matters reasonably requested by the Administrative Agent.

7.6
Fees and Expenses

The Borrower shall have paid (i) all fees and expenses payable under the Loan Documents to each Credit Party and each Arranger on or prior to the Effective Date, and (ii) the reasonable fees and expenses of Special Counsel in connection with the preparation, negotiation and closing of the Loan Documents.

7.7
PATRIOT Act, etc.

The Borrower shall have provided to the Administrative Agent and the Lenders the documentation and other information requested by the Administrative Agent in order to comply with requirements of any Anti-Corruption Laws, including, without limitation, the PATRIOT Act and any applicable “know your customer” rules and regulations.

7.8
Beneficial Ownership Certification

To the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, the Borrower shall have delivered to the Administrative Agent, and any Lender requesting the same, a Beneficial Ownership Certification in relation to the Borrower at least five Business Days prior to the Effective Date.

5.9 Other Documents

The Administrative Agent shall have received such other documents, each in form and substance reasonably satisfactory to the Administrative Agent, as the Administrative Agent shall reasonably require.

Without limiting the generality of the provisions of the last paragraph of Section 10.3, for purposes of determining compliance with the conditions specified in this Article 5, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Effective Date specifying its objection thereto.

8.
CONDITIONS OF LENDING ALL LOANS AND LETTERS OF CREDIT

The obligation of each Lender (including each Swing Line Lender) to make any Loan and each Issuing Bank to Issue any Letter of Credit on a Borrowing Date is subject to the satisfaction of the following conditions precedent as of the date of such Loan or the Issuance of such Letter of Credit, as the case may be:

8.1
Compliance

On each Borrowing Date and after giving effect to the Loans to be made and the Letters of Credit to be Issued thereon (i) there shall exist no Default and (ii) the representations and

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warranties contained in the Loan Documents (other than, for any date after the Effective Date, the representation and warranty contained in the last sentence of Section 4.9) shall be true and correct with the same effect as though such representations and warranties had been made on such Borrowing Date. Each borrowing by the Borrower and each request by the Borrower for the Issuance of a Letter of Credit shall constitute a representation and warranty by the Borrower as of such Borrowing Date that each of the foregoing matters is true and correct in all respects. In the case of Loans to be made or the Letters of Credit to be Issued in an Alternative Currency, there shall not have occurred any change in national or international financial, political or economic conditions or currency exchange rates or exchange controls which in the reasonable opinion of the Administrative Agent, the Required Lenders (in the case of any Loans to be denominated in an Alternative Currency) or an Issuing Bank (in the case of any Letter of Credit to be denominated in an Alternative Currency) would make it impracticable for such Loan extension or L/C Borrowing to be denominated in the relevant Alternative Currency.

8.2
Borrowing Request; Letter of Credit Request; Competitive Bid Request

With respect to the Loans to be made, and the Letters of Credit to be Issued, on each Borrowing Date, the Administrative Agent shall have received, (i) in the case of Revolving Credit Loans or Swing Line Loans, a Borrowing Request, (ii) in the case of Letters of Credit, a Letter of Credit Request, and (iii) in the case of Competitive Bid Loans, a Competitive Bid Request and such other documents required to be delivered pursuant to Section 2.6, in each case duly executed by the Borrower.

9.
AFFIRMATIVE COVENANTS

The Borrower agrees that, so long as this Agreement is in effect, any Loan or Reimbursement Obligation (contingent or otherwise) in respect of any Letter of Credit remains outstanding, or any other amount is owing under any Loan Document to any Credit Party, the Borrower shall:

9.1
Financial Statements and Information

Furnish or cause to be furnished to the Administrative Agent and each Lender:

(a)
As soon as available, but in any event within 90 days after the end of each fiscal year (or, if earlier, 15 days after the date required to be filed with the SEC), a copy of the Borrower’s annual report on Form 10-K in respect of such fiscal year, containing its Consolidated balance sheet as at the end of such fiscal year, together with the related Consolidated statements of operations, shareholders’ equity and cash flows as of and through the end of such fiscal year, setting forth in each case in comparative form the figures for the preceding fiscal year, such Consolidated financial statements to be audited and certified without Impermissible Qualification by the Accountants.
(b)
As soon as available, but in any event within 45 days after the end of each of the first three fiscal quarters of each fiscal year (or, if earlier, 15 days after the date required to be filed with the SEC), a copy of the Borrower’s quarterly report on Form 10‑Q in respect of such fiscal quarter, containing the Consolidated balance sheet of the Borrower as at the end of each such quarterly period, together with the related Consolidated statements of operations, shareholders’

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equity and cash flows for such period and for the elapsed portion of the fiscal year through such date (setting forth in each case in comparative form the figures for the corresponding periods of the preceding fiscal year), all of which shall be complete and correct in all material respects and shall present fairly the Consolidated financial condition and the Consolidated results of operations of the Borrower in accordance with GAAP (subject to normal year-end adjustments and the absence of footnotes).
(c)
Within 45 days after the end of each of the first three fiscal quarters, and within 90 days after the end of the last fiscal quarter, of each fiscal year a Compliance Certificate certified by a Financial Officer.
(d)
Prompt written notice if there shall occur and be continuing any Event of Default.
(e)
Prompt written notice of any citation, summons, subpoena, order to show cause or other document naming the Borrower or any of its Subsidiaries as a party to any proceeding before any Governmental Authority which could reasonably be expected to have a Material Adverse Effect or which calls into question the validity or enforceability of any of the Loan Documents, and include with such notice a copy of such citation, summons, subpoena, order to show cause or other document.
(f)
Promptly upon becoming available, copies of all registration statements, annual reports to shareholders, 10‑Ks, 10‑Qs, 8‑Ks, proxy materials and other material documents which the Borrower or any of its Subsidiaries may now or hereafter be required to deliver to shareholders or file with or deliver to any securities exchange or the SEC.
(g)
Prompt written notice in the event that the Borrower, any of its Subsidiaries or any ERISA Affiliate knows, or has reason to know, that any event shall have occurred or will occur, or any condition exists, with respect to a Pension Plan the result of which could reasonably be expected to have a Material Adverse Effect.
(h)
Prompt written notice upon the Borrower becoming aware of any change, withdrawal or reinstatement of any rating of Applicable Debt by S&P or Moody’s.
(i)
Such other information as the Administrative Agent or any Lender shall reasonably request from time to time.

Each report and document required to be delivered by the Borrower pursuant to subparagraphs (a), (b) and (f) of this Section 7.1 (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrower posts such documents, or provides a link thereto on the Borrower’s website on the Internet at the website address listed on Schedule 7.1; or (ii) on which such documents are posted on the Borrower’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that: (x) the Borrower shall deliver paper copies of such documents to the Administrative Agent or any Lender upon its request to the Borrower to deliver such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender and (y) the Borrower shall notify the Administrative Agent and each Lender (by facsimile or electronic

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mail) of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. The Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Borrower with any such request by a Lender for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.

The Borrower hereby acknowledges that (a) the Administrative Agent will make available to the Lenders, the Swing Line Lenders and the Issuing Banks materials and/or information provided by or on behalf of the Borrower hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on IntraLinks or Syndtrak or another similar electronic system (the “Platform”) and (b) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to the Borrower or its Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities. The Borrower hereby agrees that so long as the Borrower is the issuer of any outstanding debt or equity securities that are registered or issued pursuant to a private offering or is actively contemplating issuing any such securities (w) all Borrower Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” the Borrower shall be deemed to have authorized the Administrative Agent, the Issuing Banks and the Lenders to treat such Borrower Materials as not containing any material non-public information with respect to the Borrower or its securities for purposes of United States Federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 11.21); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information;” and (z) the Administrative Agent and the Arranger shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information.” THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to the Borrower, any Lender, any Issuing Bank or any Swing Line Lender or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrower’s or the Administrative Agent’s transmission of Borrower Materials through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and non-appealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided, however, that in no event shall any Agent Party have any liability to the Borrower, any Lender, any Issuing Bank, any Swing Line Lender or any other

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Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages).

9.2
Legal Existence

Except as may otherwise be permitted by Section 8.3, maintain, and cause each Significant Subsidiary to maintain, its corporate, partnership or analogous existence, as the case may be, in good standing in the jurisdiction of its incorporation or formation and in each other jurisdiction in which the failure so to do would reasonably be expected to have a Material Adverse Effect; provided, however, that any Subsidiary of the Borrower may be dissolved if such dissolution would not reasonably be expected to have a Material Adverse Effect.

9.3
Insurance

Maintain, and cause each of its Subsidiaries to maintain, with financially sound and reputable insurance companies, insurance on all its Property in at least such amounts, having such deductibles and against at least such risks (but including in any event public liability, product liability and business interruption coverage) as are usually insured against in the same general area by companies engaged in the same or a similar business, and furnish to the Administrative Agent upon request full information as to all such insurance carried.

9.4
Performance of Obligations

Pay and discharge when due, and cause each of its Subsidiaries so to do, all lawful Indebtedness, obligations and claims for labor, materials and supplies or otherwise which, if unpaid, (i) would reasonably be expected to have a Material Adverse Effect, or (ii) become a Lien upon Property of the Borrower or any of its Subsidiaries other than a Lien permitted under Section 8.2, unless and to the extent only that the validity of such Indebtedness, obligation or claim shall be contested in good faith and by appropriate proceedings diligently conducted, and provided that the Borrower shall give the Administrative Agent prompt notice of any such contest and that such reserve or other appropriate provision as may be required by GAAP shall have been made therefor.

9.5
Condition of Property

At all times, maintain, protect and keep in good repair, working order and condition (ordinary wear and tear excepted), and cause each of its Subsidiaries so to do, all Property necessary to the operation of the Borrower’s or such Subsidiary’s business except to the extent that the failure so to do would not reasonably be expected to have a Material Adverse Effect.

9.6
Observance of Legal Requirements

Observe and comply in all respects, and cause each of its Subsidiaries so to do, with all laws, ordinances, orders, judgments, rules, regulations, certifications, franchises, permits, licenses, directions and requirements of all Governmental Authorities, which now or at any time hereafter may be applicable to it, except to the extent a violation thereof would not reasonably be expected to have a Material Adverse Effect, and except such violations thereof as shall be contested in good faith and by appropriate proceedings diligently conducted by it, provided that the Borrower shall

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give the Administrative Agent prompt notice of such contest and that such reserve or other appropriate provision as shall be required in accordance with GAAP shall have been made therefor.

9.7
Inspection of Property; Books and Records; Discussions

Keep proper books of record and account, and cause each of its Subsidiaries so to do, in which full, true and correct entries in all material respects in conformity with GAAP and all requirements of law shall be made in all dealings and transactions in relation to its business and activities; and at all reasonable times, but no more than once per year provided no Event of Default has occurred, upon reasonable prior notice, permit representatives of the Administrative Agent and each Lender to visit the offices of the Borrower and each of its Subsidiaries, to examine the books and records thereof and Accountants’ reports relating thereto, and to make copies or extracts therefrom, to discuss the affairs of the Borrower and each such Subsidiary with the respective officers thereof, and to examine and inspect the Property of the Borrower and each such Subsidiary and to meet and discuss the affairs of the Borrower and each such Subsidiary with the Accountants.

9.8
Debt Ratio

At each fiscal quarter end, have a Debt Ratio of not more than 3.75 to 1.00.

9.9
Compliance with Anti-Corruption Laws, Anti-Money Laundering Laws and Sanctions

Conduct its businesses in compliance in all material respects with Anti-Corruption Laws, Anti-Money Laundering Laws and Sanctions and, with respect to the United States Foreign Corrupt Practices Act of 1977, maintain policies and procedures reasonably designed to promote and achieve compliance with such law.

7.10 Beneficial Ownership Certification

Promptly notify the Administrative Agent and each Lender that previously received a Beneficial Ownership Certification of any change in the information provided in the Beneficial Ownership Certification that would result in a change to the list of beneficial owners identified therein and promptly upon the reasonable request of the Administrative Agent or any Lender, provide the Administrative Agent or such Lender, as the case may be, any information or documentation requested by it for purposes of complying with the Beneficial Ownership Regulation.

10.
NEGATIVE COVENANTS

The Borrower agrees that, so long as this Agreement is in effect, any Loan or Reimbursement Obligation (contingent or otherwise) in respect of any Letter of Credit remains outstanding, or any other amount is owing under any Loan Document to any Credit Party, the Borrower shall not:

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10.1
Subsidiary Indebtedness

Permit any Subsidiary of the Borrower to create, incur, assume or suffer to exist any liability for Indebtedness, except Indebtedness which, when aggregated with all Indebtedness of the Subsidiaries of the Borrower (other than (a) Excluded Receivables Indebtedness, (b) any Indebtedness in respect of undrawn trade letters of credit, and (c) Indebtedness under each Affected Lease), does not exceed 10% of Tangible Net Worth.

10.2
Liens

Create, incur, assume or suffer to exist any Lien upon any of its Property, whether now owned or hereafter acquired, or permit any of its Subsidiaries so to do, except (i) Liens for Taxes in the ordinary course of business which are not delinquent or which are being contested in accordance with Section 7.4, provided that enforcement of such Liens is stayed pending such contest, (ii) Liens in connection with workers’ compensation, unemployment insurance or other social security obligations (but not ERISA), (iii) deposits or pledges to secure bids, tenders, contracts (other than contracts for the payment of money), leases, statutory obligations, surety and appeal bonds and other obligations of like nature arising in the ordinary course of business, (iv) zoning ordinances, easements, rights of way, minor defects, irregularities, and other similar restrictions affecting real Property which do not adversely affect the value of such real Property or impair its use for the operation of the business of the Borrower or such Subsidiary, (v) mechanics’, materialmen’s, carriers’, warehousemen’s and other similar Liens arising by operation of law and incurred in the ordinary course of business which are not delinquent or which are being contested in accordance with Section 7.4, provided that enforcement of such Liens is stayed pending such contest, (vi) Liens arising out of judgments or decrees (other than judgments or decrees of the type referred to in Section 9.1(i)) which are being contested in accordance with Section 7.4, provided that enforcement of such Liens is stayed pending such contest, (vii) Liens in favor of the Credit Parties under the Loan Documents, (viii) Liens on Margin Stock to the extent that a prohibition on such Liens would result in any Credit Party being deemed to be “indirectly secured” by Margin Stock under Regulation U of the Board of Governors of the Federal Reserve System, as amended, (ix) Liens on Property of the Borrower and its Subsidiaries existing on the Effective Date as set forth on Schedule 8.2 as renewed from time to time, but not any increases in the amounts secured thereby or extensions thereof to additional Property, (x) Liens encumbering only Receivables and Related Receivable Assets of the Borrower or the Subsidiaries of the Borrower that secure only Indebtedness of the Borrower or the Subsidiaries of the Borrower permitted under Section 8.1, (xi) consensual Liens on fixed or capital assets (including any accessions thereto) acquired (including by lease under any Finance Lease), constructed or improved by the Borrower or any Subsidiary thereof, provided that (a) such consensual Liens secure only Indebtedness of the Borrower’s Subsidiaries permitted by Section 8.1 or Indebtedness of the Borrower, (b) such consensual Liens and such Indebtedness are incurred no later than the 90th (or, in the case of real property and fixtures, the 180th) day after such acquisition, leasing or the completion of such construction or improvement, (c) the Indebtedness secured thereby does not exceed the cost of acquiring, leasing, constructing or improving such fixed or capital assets, and (d) such consensual Liens shall not apply to any other Property (other than accessions to such fixed or capital assets) of the Borrower or any Subsidiary thereof, (xii) consensual Liens existing on any Property (and any accessions thereto) prior to the acquisition thereof by the Borrower or any Subsidiary thereof or existing on any Property (and any accessions thereto) of any Person that becomes a Subsidiary of the Borrower

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after the Effective Date prior to the time such Person became a Subsidiary of the Borrower, provided that (a) such consensual Liens secure only Indebtedness of the Borrower’s Subsidiaries permitted by Section 8.1 or Indebtedness of the Borrower, (b) such consensual Liens are not created in contemplation of or in connection with such acquisition or such Person becoming a Subsidiary of the Borrower, as applicable, (c) such consensual Liens shall not apply to any other Property of the Borrower or any Subsidiary thereof, and (d) such consensual Liens shall secure only the Indebtedness that they secure on the date of such acquisition or the date such Person becomes a Subsidiary of the Borrower, as applicable, and any extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof and (xiii) other Liens on the property of the Borrower and the Subsidiaries securing obligations in an aggregate Consolidated amount not in excess of the greater of (1) $250,000,000 and (2) 5% of Tangible Net Worth.

10.3
Merger, Consolidations, Acquisitions and Other Changes

Consolidate with, or merge into or with, any Person, or make any Acquisition, or change its fiscal year, or permit any of its Subsidiaries so to do, except that provided both immediately before and after giving effect thereto no Default shall exist, the Borrower or any Subsidiary thereof may:

(a)
merge with the Borrower or any Subsidiary thereof, provided that in the event of a merger involving the Borrower, the Borrower shall be the surviving corporation,
(b)
merge with any other Person or make any Acquisition, provided that (i) immediately after giving effect thereto and any Indebtedness or other obligation incurred or assumed in connection therewith, all of the representations and warranties contained in Section 4 shall be true and correct as if then made and the Borrower will be in compliance herewith on a pro forma basis, (ii) it is on a non-hostile basis pursuant to a negotiated agreement, and (iii) in the event of a merger involving the Borrower, the Borrower shall be the surviving corporation, or
(c)
change its fiscal year, provided that with respect to each such change by the Borrower
(i)
each reference to a fiscal quarter end contained in Section 7.8 shall be deemed to include both (1) the fiscal quarter end of the Borrower that would have occurred immediately after the Prior Quarter End assuming no such change had occurred (the “Existing Quarter End”), and (2) the fiscal quarter end of the Borrower that will (after having given effect to such change) occur immediately after the Prior Quarter End (the “New Quarter End”),
(ii)
each of Sections 7.1(a), 7.1(b) and 7.1(c) shall be deemed to require (in addition to all of the other requirements thereof) the Borrower to furnish or cause to be furnished to the Administrative Agent and each Lender, at the applicable times required by each such Section, the financial statements otherwise required by such Section with respect to the Existing Quarter End, the New Quarter End and each of the Three Additional Quarter Ends, provided that each such statement of operations and each such statement of cash flows so

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furnished in respect of the New Quarter End and each of the Three Additional Quarter Ends shall instead be calculated on the basis of the 12 consecutive months then ended.
10.4
Dispositions

Make any Disposition, or permit any of its Subsidiaries so to do, except one or more Dispositions (other than a Disposition of all or substantially all assets of the Borrower or any Significant Subsidiary), provided that (i) immediately before and after giving effect to each such Disposition, no Default shall or would exist, and (ii) immediately after giving effect to each such Disposition, all of the representations and warranties contained in Section 4 shall be true and correct as if then made and the Borrower will be in compliance herewith on a pro forma basis.

10.5
[Reserved]
10.6
[Reserved]
10.7
Business Changes

Become significantly engaged, or permit any Significant Subsidiary to be significantly engaged, in any business other than in substantially the same or complimentary fields of enterprise as conducted by the Borrower and its Subsidiaries on the Effective Date.

10.8
Transactions with Affiliates

Become, or permit any Subsidiary of the Borrower to become, a party to any transaction with any Affiliate thereof unless the terms and conditions relating thereto are as favorable to the Borrower or such Subsidiary as those which would be obtainable at the time in a comparable arm’s length transaction with a Person other than an Affiliate thereof; provided, however, that the foregoing restrictions shall not prohibit the Borrower or any Subsidiary from (i) entering into any such transactions with the Borrower or another Subsidiary of the Borrower, or (ii) entering into any transaction, or series of related transactions not involving cash or other property having an aggregate value in excess of $2,000,000.

10.9
Restrictive Agreements

The Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement binding on the Borrower or any Subsidiary thereof that prohibits, restricts or imposes any condition upon the ability of any Subsidiary of the Borrower to pay dividends or make other distributions with respect to any of its Capital Stock or to make or repay loans or advances to the Borrower or any other Subsidiary thereof, provided that (a) the foregoing shall not apply to restrictions and conditions imposed by law, by this Agreement, or by any other loan or credit agreement containing such restrictions and conditions that are no more onerous than the restrictions and conditions contained herein, (b) the foregoing shall not apply to restrictions and conditions existing on the date hereof and identified on Schedule 8.9 (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition), (c) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary of the Borrower pending such sale, provided that such restrictions and conditions apply only to

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such Subsidiary and such sale is permitted hereunder and (d) the foregoing shall not apply to Subsidiaries which are special purpose entities involved in a securitization relating to the sale or financing of accounts receivable.

10.10
Sanctions

Directly or knowingly indirectly use, or permit any Subsidiary to use, any Letter of Credit or the proceeds of any Loan, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other individual or entity, to fund any activities of or business with any individual or entity, or in any Designated Jurisdiction, that, at the time of such funding, is the subject of Sanctions, or in any other manner that will result in a violation by any individual or entity (including any individual or entity participating in the transaction, whether as Lender, Arranger, Administrative Agent, Issuing Bank, Swing Line Lender, or otherwise) of Sanctions.

10.11
Anti-Corruption Laws

Directly or knowingly indirectly use, or permit any Subsidiary to use, any Letter of Credit or the proceeds of any Loan, for any purpose which would breach any Anti-Corruption Laws.

11.
DEFAULT
11.1
Events of Default

The following shall each constitute an “Event of Default”:

(a)
The failure of the Borrower to make any payment (i) of principal on any Loan or any Note when due and payable, or (ii) with respect to any Reimbursement Obligation when due and payable; or
(b)
The failure of the Borrower to make any payment of interest, fees, expenses or other amounts (other than amounts under paragraph (a) immediately above) payable under any Loan Document when due and payable and such failure shall continue for a period of five Business Days; or
(c)
The failure of the Borrower to observe or perform any covenant or agreement contained in Sections 2.9, 2.14(b), 7.1(d), 7.2, 7.8 or Article 8; or
(d)
The failure of the Borrower to observe or perform any other term, covenant, or agreement contained in any Loan Document and such failure shall have continued unremedied for a period of 30 days after the Borrower shall have become aware thereof; or
(e)
Any representation or warranty made or deemed made by the Borrower (or by an officer thereof on its behalf) in any Loan Document or in any certificate, report, opinion (other than an opinion of counsel) or other document delivered or to be delivered pursuant thereto (including any amendment or modification thereof or waiver thereunder), shall prove to have been incorrect or misleading (whether because of misstatement or omission) in any material respect (or, if qualified as to materiality, in any respect) when made; or

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(f)
(i) The Borrower or any Subsidiary thereof shall fail to make any payment (whether in respect of principal, interest or otherwise and regardless of amount) in respect of any Material Obligations when and as the same shall become due and payable (after giving effect to any applicable grace period), or (ii) any event or condition occurs that results in any Material Obligations becoming due prior to their scheduled maturity or payment date, or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Obligations or any trustee or agent on its or their behalf to cause any Material Obligations to become due prior to their scheduled maturity or payment date or to require the prepayment, repurchase, redemption or defeasance thereof, prior to their scheduled maturity or payment date (in each case after giving effect to any applicable cure period), provided that this clause (f)(ii) shall not apply to secured Indebtedness that becomes due solely as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness; or
(g)
The Borrower or any Significant Subsidiary shall (i) suspend or discontinue its retail business (other than pursuant to the transfer of such business to the Borrower or any Subsidiary thereof), (ii) make an assignment for the benefit of creditors, (iii) generally not be paying its debts as such debts become due, (iv) admit in writing its inability to pay its debts as they become due, (v) file a voluntary petition in bankruptcy, (vi) become insolvent (however such insolvency shall be evidenced), (vii) file any petition or answer seeking for itself any reorganization, arrangement, composition, readjustment of debt, liquidation or dissolution or similar relief under any present or future statute, law or regulation of any jurisdiction, (viii) petition or apply to any tribunal for any receiver, custodian or any trustee for any substantial part of its Property, (ix) be the subject of any such proceeding filed against it which remains undismissed for a period of 45 days, (x) file any answer admitting or not contesting the material allegations of any such petition filed against it or any order, judgment or decree approving such petition in any such proceeding, (xi) seek, approve, consent to, or acquiesce in any such proceeding, or in the appointment of any trustee, receiver, sequestrator, custodian, liquidator, or fiscal agent for it, or any substantial part of its Property, or an order is entered appointing any such trustee, receiver, custodian, liquidator or fiscal agent and such order remains in effect for 45 days, or (xii) take any formal action for the purpose of effecting any of the foregoing or looking to the liquidation or dissolution of the Borrower or any Significant Subsidiary under any laws relating to bankruptcy, insolvency, reorganization or relief of debtors; or
(h)
An order for relief is entered under the United States bankruptcy laws or any other decree or order is entered by a court having jurisdiction (i) adjudging the Borrower or any Significant Subsidiary bankrupt or insolvent, (ii) approving as properly filed a petition seeking reorganization, liquidation, arrangement, adjustment or composition of or in respect of the Borrower or any Significant Subsidiary under the United States bankruptcy laws or any other applicable Federal or state law, (iii) appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Borrower or any Significant Subsidiary or of any substantial part of the Property of any thereof, or (iv) ordering the winding up or liquidation of the affairs of the Borrower or any Significant Subsidiary, and any such decree or order continues unstayed and in effect for a period of 45 days; or
(i)
One or more judgments for the payment of money in an aggregate amount (exclusive of any portions thereof covered by insurance) in excess of $50,000,000 shall be rendered against the Borrower or any Subsidiary thereof or any combination thereof and the same shall remain

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undischarged or unbonded for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of the Borrower or any Subsidiary to enforce any such judgment; or
(j)
The occurrence of a Change of Control; or
(k)
Any Loan Document shall cease, for any reason, to be in full force and effect, or the Borrower shall so assert in writing or shall disavow any of its material obligations thereunder; or
(l)
(i) Any Termination Event shall occur; (ii) any failure to comply with the Pension Funding Rules; (iii) any Person shall engage in any Prohibited Transaction involving any Employee Benefit Plan; (iv) the Borrower, any of its Subsidiaries or any ERISA Affiliate shall fail to pay when due an amount which is payable by it to the PBGC or to any Employee Benefit Plan; (v) the imposition of any tax under Section 4980B(a) or 4980C(a)of the Code; (vi) the assessment of a civil or criminal penalty with respect to any Employee Benefit Plan under any provision of ERISA or HIPAA; or (vii) any other event or condition shall occur or exist with respect to an Employee Benefit Plan which in the case of clauses (i) through (vii) would, individually or in the aggregate, have a Material Adverse Effect.
11.2
Contract Remedies

Upon the occurrence of an Event of Default or at any time thereafter during the continuance thereof, (i) if it is an Event of Default specified in Section 9.1(g) or 9.1(h), all Revolving Credit Commitments, the Swing Line Commitment and the Letter of Credit Commitment shall immediately and automatically terminate and the Loans, all accrued and unpaid interest thereon, all Reimbursement Obligations owing or contingently owing in respect of all outstanding Letters of Credit and all other amounts owing under the Loan Documents shall immediately become due and payable, and the Borrower shall Cash Collateralize the Letter of Credit Exposure for the pro rata benefit of the Credit Parties, and (ii) if it is any other Event of Default, upon the direction of the Required Lenders, the Administrative Agent shall (A) by notice to the Borrower, declare all Revolving Credit Commitments, the Swing Line Commitment, and the Letter of Credit Commitment to be terminated forthwith, whereupon such Revolving Credit Commitments, the Swing Line Commitment and the Letter of Credit Commitment shall immediately terminate, and/or (B) by notice of default to the Borrower, declare the Loans, all accrued and unpaid interest thereon, all Reimbursement Obligations owing or contingently owing in respect of all outstanding Letters of Credit and all other amounts owing under the Loan Documents to be due and payable forthwith, whereupon the same shall immediately become due and payable, and the Borrower shall Cash Collateralize the Letter of Credit Exposure for the pro rata benefit of the Credit Parties. Except as otherwise provided in this Section, presentment, demand, protest and all other notices of any kind are hereby expressly waived. The Borrower hereby further expressly waives and covenants not to assert any appraisement, valuation, stay, extension, redemption or similar laws, now or at any time hereafter in force which might delay, prevent or otherwise impede the performance or enforcement of any Loan Document.

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12.
THE ADMINISTRATIVE AGENT
12.1
Appointment

Each Credit Party hereby irrevocably designates and appoints the Administrative Agent as its agent under the Loan Documents and hereby irrevocably authorizes the Administrative Agent to take such action on its behalf under the provisions of the Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of the Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in any Loan Document, the Administrative Agent shall not have any duties or responsibilities other than those expressly set forth therein, or any fiduciary relationship with, or fiduciary duty to, any other Credit Party, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into the Loan Documents or otherwise exist against the Administrative Agent. The Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Loan Documents that the Administrative Agent is required to exercise in writing by the Required Lenders (or such other number or percentage of the Credit Parties as shall be necessary under the circumstances as provided in Section 11.1), and except as expressly set forth herein, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower, any of its Subsidiaries that is communicated to or obtained by the Person serving as Administrative Agent or any of its Affiliates in any capacity.

12.2
Delegation of Duties

The Administrative Agent may execute any of its duties under the Loan Documents by or through sub agents, provided that no such delegation shall serve as a release of the Administrative Agent or waiver by the Borrower of any rights hereunder. The Administrative Agent and any such sub agent may perform any and all of its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of this Section 10 shall apply to any such sub agent and to the Related Parties of the Administrative Agent and any such sub agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall be fully protected in, and shall not be under any liability for relying upon, the advice of counsel (provided such counsel was selected by the Administrative Agent with due care) concerning all matters pertaining to such duties.

12.3
Exculpatory Provisions

None of the Administrative Agent, any Arranger, any Sustainability Coordinator or any of their respective officers, directors, employees, agents, attorneys in fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with the Loan Documents (except the Administrative Agent for its own gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final and non-appealable decision), or (ii) responsible in any manner to any other Credit Party for any recitals, statements, representations or warranties made by the Borrower, or any officer thereof, contained in the Loan Documents or in any certificate, report, statement or other document referred

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to or provided for in, or received under or in connection with, the Loan Documents or for the value, validity, effectiveness, genuineness, perfection, enforceability or sufficiency of any of the Loan Documents or for any failure of the Borrower or any other Person to perform its obligations thereunder. None of the Administrative Agent, any Arranger, any Sustainability Coordinator or any of their respective officers, directors, employees, agents, attorneys in fact or affiliates shall be responsible for or have any duty to ascertain or inquire into (a) any statement, warranty or representation made in or in connection with any Loan Document, (b) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (c) the performance or observance of any of the covenants, agreements or other terms or conditions set forth therein, (d) the validity, enforceability, effectiveness or genuineness thereof or any other agreement, instrument or other document or (e) the satisfaction of any condition set forth in Section 5, Section 6 or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent. Each Credit Party acknowledges that the Administrative Agent shall not be under any duty to take any discretionary action permitted under the Loan Documents unless the Administrative Agent shall be instructed in writing to do so by the Required Lenders; provided, however, that the Administrative Agent shall not be required to take any action which exposes the Administrative Agent to personal liability or is contrary to law or any provision of the Loan Documents. The Administrative Agent shall not be under any liability or responsibility whatsoever, as Administrative Agent, to the Borrower or any other Person as a consequence of any failure or delay in performance, or any breach, by any other Credit Party of any of its obligations under any of the Loan Documents.

12.4
Reliance by Administrative Agent

The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, opinion, letter, cablegram, telegram, facsimile, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by a proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrower), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent may treat each other Credit Party, or the Person designated in the last notice filed with it under this Section, as the holder of all of the interests of such Credit Party, in its Loans, Notes, the Letters of Credit and the Reimbursement Obligations, as applicable, until written notice of transfer, signed by such Credit Party (or the Person designated in the last notice filed with the Administrative Agent) and by the Person designated in such written notice of transfer, in form and substance satisfactory to the Administrative Agent, shall have been filed with the Administrative Agent. The Administrative Agent shall not be under any duty to examine or pass upon the validity, effectiveness, enforceability or genuineness of the Loan Documents or any instrument, document or communication furnished pursuant thereto or in connection therewith, and the Administrative Agent shall be entitled to assume that the same are valid, effective and genuine, have been signed or sent by the proper parties and are what they purport to be. The Administrative Agent shall be fully justified in failing or refusing to take any action under the Loan Documents unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under the Loan Documents in accordance with a request or direction of the Required Lenders, and such request or direction and any action taken or failure to act

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pursuant thereto shall be binding upon the other Credit Parties and all future holders of the Notes and the Reimbursement Obligations.

12.5
Notice of Default

The Administrative Agent shall be deemed not to have knowledge or notice of the occurrence of any Default unless the Administrative Agent has received written notice thereof from another Credit Party or the Borrower. In the event that the Administrative Agent receives such a notice, the Administrative Agent shall promptly give notice thereof to the other parties hereto.

12.6
Non-Reliance on Administrative Agent and Other Lenders

Each Credit Party expressly acknowledges that none of the Administrative Agent, any Arranger, any Sustainability Coordinator or any of their respective officers, directors, employees, agents, attorneys in fact or affiliates has made any representations or warranties to it and that no act by the Administrative Agent or any Arranger hereinafter, including any review of the affairs of the Borrower, shall be deemed to constitute any representation or warranty by the Administrative Agent or any Arranger to any other Credit Party. Each Credit Party represents to the Administrative Agent and the Arrangers that it has, independently and without reliance upon any other Credit Party, any Arranger or any Sustainability Coordinator, and based on such documents and information as it has deemed appropriate made its own evaluation of and investigation into the business, operations, Property, financial and other condition and creditworthiness of the Borrower and the value and Lien status of any collateral security and made its own decision to enter into this Agreement. Each Credit Party also represents that it will, independently and without reliance upon any other Credit Party, any Arranger or any Sustainability Coordinator, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, evaluations and decisions in taking or not taking action under any Loan Document, and to make such investigation as it deems necessary to inform itself as to the business, operations, Property, financial and other condition and creditworthiness of the Borrower and the value and Lien status of any collateral security. Except for notices, reports and other documents expressly required to be furnished to the other Credit Parties by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any other Credit Party with any credit or other information concerning the business, operations, Property, financial and other condition or creditworthiness of the Borrower which at any time may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys in fact or affiliates.

12.7
Indemnification

Each Lender agrees (severally and not jointly) to indemnify and hold harmless the Administrative Agent, each Issuing Bank, and each Swing Line Lender, each in its capacity as such (to the extent not promptly reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), pro rata in accordance with (i) at any time that the Revolving Credit Commitments shall have expired or otherwise been terminated and there shall be Loans or Reimbursement Obligations outstanding, its share of the Aggregate Credit Exposure, and (ii) at all other times, its Commitment Percentage, from and against any and all liabilities, obligations,

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losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever (including, without limitation, any amounts paid to the Credit Parties (through the Administrative Agent) by the Borrower pursuant to the terms of the Loan Documents, that are subsequently rescinded or avoided, or must otherwise be restored or returned) which may at any time (including, without limitation, at any time following the payment of the Loans, the Notes and the Reimbursement Obligations) be imposed on, incurred by or asserted against the Administrative Agent, such Issuing Bank or Swing Line Lender, as applicable, in any way relating to or arising out of the Loan Documents or any other documents contemplated by or referred to therein or the transactions contemplated thereby or any action taken or omitted to be taken by the Administrative Agent, such Issuing Bank or Swing Line Lender under or in connection with any of the foregoing; provided, however, that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent resulting solely from the gross negligence or willful misconduct of the Administrative Agent, such Issuing Bank or Swing Line Lender, as applicable, as determined by a court of competent jurisdiction in a final and non-appealable decision. Without limitation of the foregoing, each Lender agrees to reimburse the Administrative Agent and each Issuing Bank and Swing Line Lender promptly upon demand for its pro rata share of any unpaid fees owing to the Administrative Agent or such Issuing Bank or Swing Line Lender, as applicable, and any costs and expenses (including, without limitation, reasonable fees and expenses of counsel) payable by the Borrower under Section 11.20, to the extent that the Administrative Agent, such Issuing Bank or Swing Line Lender, as applicable, has not been paid such fees or has not been reimbursed for such costs and expenses by the Borrower. The failure of any Lender to reimburse the Administrative Agent, such Issuing Bank or Swing Line Lender promptly upon demand for any amount required to be paid by such Lender to the Administrative Agent, such Issuing Bank or Swing Line Lender as provided in this Section shall not relieve any other Lender of its obligation hereunder. The agreements in this Section shall survive the termination of the Revolving Credit Commitments of all of the Lenders, the Swing Line Commitment of each Swing Line Lender, the Letter of Credit Commitment, and the payment of all amounts otherwise payable under the Loan Documents.

12.8
Administrative Agent in Its Individual Capacity

Wells Fargo and its affiliates may make secured or unsecured loans to, accept deposits from, issue letters of credit for the account of, act as trustee under indentures of, and generally engage in any kind of business with, the Borrower as though Wells Fargo were not the Administrative Agent hereunder and WFS did not arrange the transactions contemplated hereby. With respect to the Revolving Credit Commitment, Swing Line Commitment and Letter of Credit Commitment made or renewed by Wells Fargo and the Notes issued to, and the Reimbursement Obligations owing to, Wells Fargo, Wells Fargo shall have the same rights and powers under the Loan Documents as any Lender and may exercise the same as though it were not the Administrative Agent, and the terms “Lender” and “Lenders” shall in each case include Wells Fargo.

12.9
Successor Administrative Agent
(a)
If at any time the Administrative Agent deems it advisable, in its sole discretion, it may submit to each other Credit Party a written notice of its resignation as Administrative Agent under the Loan Documents, such resignation to be effective upon the earlier of (i) the written

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acceptance of the duties of the Administrative Agent under the Loan Documents by a successor Administrative Agent and (ii) on the 30th day after the date of such notice. Upon any such resignation, the Required Lenders shall have the right to appoint from among the Lenders a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Lenders and accepted such appointment in writing within 30 days after the retiring Administrative Agent’s giving of notice of resignation, then the retiring Administrative Agent may, on behalf of the other Credit Parties, appoint a successor Administrative Agent, which successor Administrative Agent shall be a commercial bank organized under the laws of the United States or any State thereof and having a combined capital, surplus, and undivided profits of at least $100,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent other than any amounts owed to the retiring Administrative Agent pursuant to Section 10.7 hereof, and the retiring Administrative Agent’s rights, powers, privileges and duties as Administrative Agent under the Loan Documents shall be terminated. The Borrower and the Credit Parties (other than the Administrative Agent) shall execute such documents as shall be necessary to effect such appointment. After any retiring Administrative Agent’s resignation as Administrative Agent, the provisions of the Loan Documents shall inure to its benefit as to any actions taken or omitted to be taken by it, and any amounts owing to it, while it was Administrative Agent under the Loan Documents. If at any time there shall not be a duly appointed and acting Administrative Agent, the Borrower agrees to make each payment due under the Loan Documents directly to the Credit Party entitled thereto during such time. Notwithstanding anything to the contrary contained in this Section 10.9, the appointment of any successor Administrative Agent shall be consented to by the Borrower (such consent not to be unreasonably withheld and such consent not to be required during the occurrence and continuance of any Default).
(b)
If at any time the Administrative Agent (i) becomes the subject of a proceeding under any Debtor Relief Law, or (ii) had a receiver, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or a custodian appointed for it, the Required Lenders may, to the extent permitted by applicable law, by notice in writing to the Administrative Agent and the Borrower, remove the Administrative Agent and in consultation with the Borrower, appoint a successor. Likewise, if at any time the Administrative Agent (i) becomes the subject of a proceeding under any Debtor Relief Law, or (ii) had a receiver, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or a custodian appointed for it, the Borrower may, to the extent permitted by applicable law, by notice in writing to the Administrative Agent and the Required Lenders, remove the Administrative Agent and in consultation with the Required Lenders, appoint a successor. If no such successor shall have been so appointed by the Required Lenders and Borrower and shall have accepted such appointment within 30 days (or such earlier day as shall be agreed by the Required Lenders and Borrower) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date.
12.10
Other Agents. Notwithstanding anything in any Loan Document to the contrary, none of the Arrangers, the Syndication Agents, the Documentation Agent or the Sustainability

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Coordinators, in each case acting in such capacity, shall have any duty or obligation under the Loan Documents.
12.11
Certain ERISA Matters.
1.
Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower, that at least one of the following is and will be true:
a.
such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments or this Agreement;
b.
the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement;
c.
(A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer or perform the Revolving Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Revolving Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of subsections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement; or
d.
Such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.
2.
In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the

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avoidance of doubt, to or for the benefit of the Borrower, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto).
1.2
Erroneous Payments
(a)
Each Lender, each Issuing Bank and any other party hereto hereby severally agrees that if (i) the Administrative Agent notifies (which such notice shall be conclusive absent manifest error) such Lender or Issuing Bank or any other Person that has received funds from the Administrative Agent or any of its Affiliates, either for its own account or on behalf of a Lender or Issuing Bank (each such recipient, a “Payment Recipient”) that the Administrative Agent has determined in its sole discretion that any funds received by such Payment Recipient were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Payment Recipient) or (ii) any Payment Recipient receives any payment from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, as applicable, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, as applicable, or (z) that such Payment Recipient otherwise becomes aware was transmitted or received in error or by mistake (in whole or in part) then, in each case, an error in payment shall be presumed to have been made (any such amounts specified in clauses (i) or (ii) of this Section 10.12(a), whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise; individually and collectively, an “Erroneous Payment”), then, in each case, such Payment Recipient is deemed to have knowledge of such error at the time of its receipt of such Erroneous Payment; provided that nothing in this Section shall require the Administrative Agent to provide any of the notices specified in clauses (i) or (ii) above. Each Payment Recipient agrees that it shall not assert any right or claim to any Erroneous Payment, and hereby waives any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payments, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine.
(b)
Without limiting Section 10.12(a), each Payment Recipient agrees that, in the case of clause (ii) of Section 10.12(a), it shall promptly notify the Administrative Agent in writing of such occurrence.
(c)
In the case of either clause (i) or (ii) of Section 10.12(a), such Erroneous Payment shall at all times remain the property of the Administrative Agent and shall be segregated by the Payment Recipient and held in trust for the benefit of the Administrative Agent, and upon demand from the Administrative Agent such Payment Recipient shall (or, shall cause any Person who received any portion of an Erroneous Payment on its behalf to), promptly, but in all events no later than two Business Days thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made in same day funds

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and in the currency so received, together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent at the greater of (x) the Federal Funds Rate and (y) a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect.
(d)
In the event that an Erroneous Payment (or portion thereof) is not recovered by the Administrative Agent for any reason, after demand therefor by the Administrative Agent in accordance with Section 10.12(c), from any Lender that is a Payment Recipient or an Affiliate of a Payment Recipient (such unrecovered amount as to such Lender, an “Erroneous Payment Return Deficiency”), then at the sole discretion of the Administrative Agent and upon the Administrative Agent’s written notice to such Lender (i) such Lender shall be deemed to have made a cashless assignment of the full face amount of the portion of its Loans (but not its Commitments) to the Administrative Agent or, at the option of the Administrative Agent, the Administrative Agent’s applicable lending affiliate in an amount that is equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Administrative Agent may specify) (such assignment of the Loans (but not Commitments), the “Erroneous Payment Deficiency Assignment”) plus any accrued and unpaid interest on such assigned amount, without further consent or approval of any party hereto and without any payment by the Administrative Agent or its applicable lending affiliate as the assignee of such Erroneous Payment Deficiency Assignment. The parties hereto acknowledge and agree that (1) any assignment contemplated in this Section 10.12(d) shall be made without any requirement for any payment or other consideration paid by the applicable assignee or received by the assignor, (2) the provisions of this clause (d) shall govern in the event of any conflict with the terms and conditions of Section 11.6 and (3) the Administrative Agent may reflect such assignments in the Register without further consent or action by any other Person.
(e)
Each party hereto hereby agrees that (x) in the event an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, the Administrative Agent (1) shall be subrogated to all the rights of such Payment Recipient with respect to such amount and (2) is authorized to set off, net and apply any and all amounts at any time owing to such Payment Recipient under any Loan Document, or otherwise payable or distributable by the Administrative Agent to such Payment Recipient from any source, against any amount due to the Administrative Agent under this Section 10.12 or under the indemnification provisions of this Agreement, (y) the receipt of an Erroneous Payment by a Payment Recipient shall not for the purpose of this Agreement be treated as a payment, prepayment, repayment, discharge or other satisfaction of any Obligations owed by the Borrower, except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from the Borrower for the purpose of making a payment on the Obligations and (z) to the extent that an Erroneous Payment was in any way or at any time erroneously credited as payment or satisfaction of any of the Obligations, the Obligations or any part thereof that were so credited, and all rights of the Payment Recipient, as the case may be, shall be reinstated and continue in full force and effect as if such payment or satisfaction had never been received.
(f)
Each party’s obligations under this Section 10.12 shall survive the resignation or replacement of the Administrative Agent or any transfer of right or obligations by, or the

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replacement of, a Lender, the termination of the Commitments or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document.
(g)
Nothing in this Section 10.12 will constitute a waiver or release of any claim of the Administrative Agent hereunder arising from any Payment Recipient’s receipt of an Erroneous Payment.
11.
OTHER PROVISIONS
11.1
Amendments and Waivers
(a)
Except as set forth below or as specifically provided in any Loan Document (including Sections 1.4, 2.17, and 3.10), neither any Loan Document nor any provision thereof may be waived, amended, supplemented or otherwise modified (including, without limitation, by any consent) except pursuant to an agreement in writing entered into by the Borrower and either Required Lenders or the Administrative Agent with the consent of Required Lenders; provided, however, that no such agreement shall (i) increase the Revolving Credit Commitment Amount of any Lender without the consent of such Lender, (ii) extend the Revolving Credit Commitment Period or the Revolving Credit Maturity Date without the consent of each Credit Party affected thereby, (iii) decrease the principal sum of any Loan or Reimbursement Obligation, or any payment in respect thereof, or the rate (other than any rate or rates provided for in Section 3.1(b) and except otherwise as set forth in Section 2.17) of interest on any obligation, without the consent of each Credit Party affected thereby, (iv) extend the scheduled due date for any payment of any principal of, or interest on, any Loan or Reimbursement Obligation without the consent of each Credit Party affected thereby, (v) change the pro rata allocation of payments under, or the pro rata reductions of the Revolving Credit Commitments under, the Loan Documents without the consent of each Credit Party, (vi) decrease the rate or amount of, or extend the time of payment of, or change the pro rata allocation of, payments in respect of the Facility Fee, the Fronting Fee or the Letter of Credit Commissions, in each case without the consent of each Credit Party affected thereby, or (vii) without the consent of each Credit Party, change the provisions of Section 1.4, this Section 11.1 or the definition of “Required Lenders”; provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent, any Issuing Bank or any Swing Line Lender without the prior written consent of such Credit Party. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender shall be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Commitment of any Defaulting Lender may not be increased or extended without the consent of such Lender and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender more adversely than other affected Lenders (the Revolving Credit Commitment Amount of a Lender shall not be a factor in determining such adverse effect) shall require the consent of such Defaulting Lender. Notwithstanding the foregoing, (i) the Administrative Agent and the Borrower shall be permitted to amend any provision of the Loan Documents (and such amendment shall become effective without any further action or consent of any other party to any Loan Document) if the Administrative Agent and the Borrower shall have jointly identified an obvious error or any error, ambiguity, defect or inconsistency or omission of a technical or immaterial nature in any such

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provision, (ii) the Administrative Agent and the Borrower may, without the consent of any Lender, enter into amendments or modifications to this Agreement or any of the other Loan Documents or enter into additional Loan Documents as the Administrative Agent reasonably deems appropriate in order to implement any Benchmark Replacement or otherwise effectuate the terms of Section 3.10, in each case in accordance with the terms of Section 3.10 and (iii) the Administrative Agent may, without any further action or consent of any other party to this Agreement, amend or modify this Agreement or any of the other Loan Documents to implement any Conforming Changes in accordance with the terms of Section 3.10.
(b)
Notwithstanding anything in this Agreement to the contrary, each Lender hereby irrevocably authorizes the Administrative Agent on its behalf, and without further consent of any Lender (but with the consent of the Borrower and the Administrative Agent), to amend and restate this Agreement if, upon giving effect to such amendment and restatement, such Lender shall no longer be a party to this Agreement (as so amended and restated), the Commitments of such Lender shall have terminated, such Lender shall have no other commitment or other obligation hereunder and shall have been paid in full all principal, interest and other amounts owing to it or accrued for its account under this Agreement.
(c)
Any such agreement referred to in paragraph (a) above shall apply equally to each Credit Party and shall be binding upon the parties to the applicable Loan Document and all future holders of the Notes and the Reimbursement Obligations. In the case of any waiver, the Borrower and the Credit Parties shall be restored to their former position and rights under the Loan Documents to the extent provided for in such waiver, and any Default waived shall not extend to any subsequent or other Default, or impair any right consequent thereon. The Loan Documents shall not be amended orally or by any course of conduct.
11.2
Notices
(a)
Generally. Except in the case of notices and other communications expressly permitted to be given by telephone or by electronic transmission (and except as provided in paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile as follows, (provided, however, that any notice by the Administrative Agent or any Lender to the Borrower of an Event of Default shall not be effective if sent by facsimile):
(i)
if to the Borrower, to it at:

Kohl’s Corporation

N56W17000 Ridgewood Drive

Menomonee Falls, Wisconsin 53051

Attention: Chief Financial Officer and

General Counsel

Telephone: 262-703-7000

Email: jill.timm@kohls.com and jason.kelroy@kohls.com

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if to the Administrative Agent, to it at:

Wells Fargo Bank, National Association

MAC D1109-019

1525 West W.T. Harris Blvd.

Charlotte, NC 28262

Attention: Syndication Agency Services

Email: AgencyServices.Requests@wellsfargo.com

Wells Fargo National Association

550 S. Tryon Street, 7th Floor

Charlotte, NC 28202-4200

MAC D1086-074

Attention: Carl Hinrichs

Telephone: 704-410-1128

Email: carl.hinrichs@wellsfargo.com; and

if to a Lender, or to a Swing Line Lender, or an Issuing Bank, to it at its address (or facsimile number) set forth in its Administrative Questionnaire.

Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices delivered through electronic communications to the extent provided in paragraph (b) below, shall be effective as provided in said paragraph (b).

(b)
Electronic Communications. Notices and other communications to the Lenders, each Swing Line Lender and each Issuing Bank hereunder may (subject to Section 11.2(c)) be delivered or furnished by (x) e-mail or (y) other electronic communication (including Internet or intranet websites) pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices to any Lender, any Swing Line Lender or any Issuing Bank pursuant to Article 2 if such Lender, such Swing Line Lender or such Issuing Bank, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent and the Borrower agree to accept notices and communications to it by email and may, in its discretion, agree to accept notices and other communications to it hereunder by any other means of electronic communication~~s~~ pursuant to procedures approved by it (including as set forth in Section 11.2(e)); provided that approval of such procedures may be limited to particular notices or communications.

Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement); provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail

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address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.

(c)
Administrative Agent’s Office. The Administrative Agent hereby designates its office located at the address first set forth above, or any subsequent office which shall have been specified for such purpose by written notice to the Borrower and Lenders, as the Administrative Agent’s Office referred to herein, to which payments due are to be made and at which Loans will be disbursed and Letters of Credit requested.
(d)
Change of Address, etc. Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto.
(e)
Posting. The Borrower hereby agrees that it will provide to the Administrative Agent all information, documents and other materials that it is obligated to furnish to the Administrative Agent pursuant to this Agreement and any other Loan Document, including all notices, requests, financial statements, financial and other reports, certificates and other information materials, but excluding any such communication that (i) relates to a request for a new, or a conversion of an existing, Loan or other extension of credit (including any election of an interest rate or interest period relating thereto), (ii) relates to the payment of any principal or other amount due under this Agreement prior to the scheduled date therefor, (iii) provides notice of any Default under this Agreement or (iv) is required to be delivered to satisfy any condition precedent to the effectiveness of this Agreement and/or any borrowing or other extension of credit hereunder (all such non-excluded communications, collectively, the “Communications”), by transmitting the Communications in an electronic/soft medium in a format reasonably acceptable to the Administrative Agent at such e-mail address(es) as may be provided to Borrower from time to time or in such other form, including hard copy delivery thereof, as the Administrative Agent shall require. In addition, the Borrower agrees to continue to provide the Communications to the Administrative Agent in the manner specified in this Agreement or any other Loan Document or in such other form, including hard copy delivery thereof, as the Administrative Agent shall require. Nothing in this Section 11.2 shall prejudice the right of the Agents, any Lender or the Borrower to give any notice or other communication pursuant to this Agreement or any other Loan Document in any other manner specified in this Agreement or any other Loan Document or as any such Agent shall require.

To the extent consented to by the Administrative Agent in writing from time to time, the Administrative Agent agrees that receipt of the Communications by the Administrative Agent at its e-mail address(es) set forth above shall constitute effective delivery of the Communications to the Administrative Agent for purposes of the Loan Documents; provided that Borrower shall also deliver to the Administrative Agent an executed original of each Compliance Certificate required to be delivered hereunder.

11.3
No Waiver; Cumulative Remedies

No failure to exercise and no delay in exercising, on the part of any Credit Party, any right, remedy, power or privilege under any Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege under any Loan Document preclude any other or further exercise thereof or the exercise of any other right, remedy, power or

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privilege. The rights, remedies, powers and privileges under the Loan Documents are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

11.4
Survival of Representations and Warranties and Certain Obligations
(a)
All representations and warranties made under the Loan Documents and in any document, certificate or statement delivered pursuant thereto or in connection therewith shall survive the execution and delivery of the Loan Documents.
(b)
The obligations of the Borrower under Sections 3.5, 3.6, 3.7, 3.11, 11.7, and 11.20 shall survive the termination of the Revolving Credit Commitments of all of the Lenders, the Letter of Credit Commitment, the Swing Line Commitment and the payment of the Loans, the Reimbursement Obligations and all other amounts payable under the Loan Documents.
11.5
Lending Offices

Each Lender agrees that, upon the occurrence of any event giving rise to any increased cost or indemnity under Sections 3.6, 3.7 and 3.11 with respect to such Lender, it will, if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Lender) to designate another lending office for any Loans affected by such event, provided that such designation is made on such terms that such Lender and its lending office suffer no economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of any such Section. Nothing in this Section shall affect or postpone any of the obligations of the Borrower or the right of any Lender provided in Sections 3.6, 3.7 and 3.11.

11.6
Successors and Assigns
(a)
Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Credit Party and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of paragraph (b) of this Section, (ii) by way of participation in accordance with the provisions of paragraph (d) of this Section or (iii) by way of pledge or assignment of a security interest subject to the restrictions of paragraph (f) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in paragraph (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Credit Parties) any legal or equitable right, remedy or claim under or by reason of this Agreement.
(b)
Assignments by Lenders. Any Lender, any Issuing Bank and any Swing Line Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided that any such assignment shall be subject to the following conditions:

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(i)
Minimum Amounts.
(A)
in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and the Loans at the time owing to it, or in the case of an assignment of the entire remaining amount of an Issuing Bank’s commitment to issue Letters of Credit and the reimbursement obligations at the time owing to it, or in the case of an assignment of the entire remaining amount of a Swing Line Lender’s Swing Line Commitment and the Swing Line Loans at the time owing to it, or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and
(B)
in any case not described in paragraph (b)(i)(A) of this Section, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the applicable Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption Agreement with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption Agreement, as of the Trade Date) shall not be less than $5,000,000, unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed).
(ii)
Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loan or the Commitment assigned, except that this clause (ii) shall not apply to rights in respect of Competitive Bid Loans.
(iii)
Required Consents. No consent shall be required for any assignment except to the extent required by paragraph (b)(i)(B) of this Section and, in addition:
(A)
the consent of the Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (x) an Event of Default has occurred and is continuing at the time of such assignment or (y) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within five Business Days after having received notice thereof;
(B)
the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required if such assignment is to a Person that is not a Lender with a Commitment, an Affiliate of such Lender or an Approved Fund with respect to such Lender; and
(C)
the consent of (i) each Issuing Bank (such consent not to be unreasonably withheld or delayed) shall be required for any assignment that increases the obligation of the assignee to participate in exposure under one or more

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Letters of Credit (whether or not then outstanding) and (ii) each Swing Line Lender (such consent not to be unreasonably withheld or delayed) shall be required.
(iv)
Assignment and Assumption Agreement. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption Agreement, together with a processing and recordation fee of $3,500; provided that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.
(v)
No Assignment to Certain Persons. No such assignment shall be made to (A) the Borrower or any of the Borrower’s Affiliates or Subsidiaries or (B) any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute a Defaulting Lender or a Subsidiary thereof.
(vi)
No Assignment to Natural Persons. No such assignment shall be made to a natural Person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person).

(vii) No Assignment to Certain Affected Financial Institutions. No such assignment shall be made to any Affected Financial Institution that is, or has a direct or indirect parent company that is, the subject of a Bail-In Action.

(viii) Resignation as Swing Line Lender and Issuing Bank after Assignment. Notwithstanding anything to the contrary contained herein, if at any time a Lender that is a Swing Line Lender or an Issuing Bank assigns all of its Commitment and Loans pursuant to this Section 11.6(b), such Lender may, upon 15 days’ notice to the Borrower, the Administrative Agent and the Lenders, resign as a Swing Line Lender or an Issuing Bank, as applicable. In the event of any such resignation as a Swing Line Lender or Issuing Bank, as applicable, the Borrower shall be entitled to appoint from among the Lenders a successor Swing Line Lender or Issuing Bank hereunder, as applicable; provided, however, that no failure by the Borrower to appoint any such successor shall affect the resignation of such Lender as a Swing Line Lender or an Issuing Bank. If any Lender resigns as a Swing Line Lender or an Issuing Bank, it shall retain all the rights, powers, privileges and duties of a Swing Line Lender or an Issuing Bank, as applicable, hereunder with respect to all Swing Line Loans and Letters of Credit issued by it that are outstanding as of the effective date of its resignation as a Swing Line Lender or an Issuing Bank, as applicable, and all obligations with respect thereto. Upon the acceptance of any appointment of a successor Swing Line Lender or an Issuing Bank, as applicable, (1) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the resigning Swing Line Lender or Issuing Bank, as applicable, and (b) such successor Issuing Bank shall issue letters of credit in substitution for the Letters of Credit issued by the resigning Issuing Bank, if any, outstanding at the time of such succession or make other arrangements satisfactory to the resigning Issuing Bank to effectively assume the obligations of the resigning Issuing Bank with respect to such Letters of Credit.

Subject to acceptance and recording thereof by the Administrative Agent pursuant to paragraph (c) of this Section, from and after the effective date specified in each Assignment and Assumption

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Agreement, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption Agreement, have the rights and obligations of a Lender (or Issuing Bank or Swing Line Lender, as the case may be), under this Agreement, and the assignor thereunder shall, to the extent of the interest assigned by such Assignment and Assumption Agreement, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption Agreement covering all of the assignor’s rights and obligations under this Agreement, such assignor shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 2.3, 2.10, 11.7 and 11.20 with respect to facts and circumstances occurring prior to the effective date of such assignment; provided, that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Any assignment or transfer by a Lender, an Issuing Bank or a Swing Line Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Person of a participation in such rights and obligations in accordance with paragraph (d) of this Section (other than a purported assignment to a natural Person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person) or the Borrower or any of the Borrower’s Subsidiaries or Affiliates, which shall be null and void).

(c)
Register. The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of the Borrower, shall maintain at one of its offices in New York, New York, a copy of each Assignment and Assumption Agreement delivered to it and a register for the recordation of the names and addresses of the Lenders, the Issuing Banks and the Swing Line Lenders, and the Commitments and Swing Line Commitment of, and principal amounts (and stated interest) of the Loans and Letter of Credit reimbursement obligations owing to, each such Person pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, and the Borrower and the Credit Parties may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender (or an Issuing Bank or a Swing Line Lender, as the case may be) hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any other Credit Party, at any reasonable time and from time to time upon reasonable prior notice.
(d)
Participations. Any Lender may at any time, without the consent of, or notice to, the Borrower, the Administrative Agent or any Issuing Bank, sell participations to any Person (other than a natural person or the Borrower or any of the Borrower’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent, the Lenders, the Issuing Banks and the Swing Line Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement.

Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any waiver, amendment, supplement or other modification of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the

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consent of the Participant, agree to any waiver, amendment, supplement or other modification described in Section 11.1 that affects such Participant. Subject to paragraph (e) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.5, 3.6, 3.7 and 3.11 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Section 3.12 as if it were an assignee under paragraph (b) of this Section and (B) shall not be entitled to receive any greater payment under Section 3.6, 3.7 or 3.11, with respect to any participation, than the Lender from whom it acquired the applicable participation would have been entitled to receive in respect of such interest, except to the extent such entitlement to receive a greater payment results from a Regulatory Change that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at the Borrower’s request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 11.5 with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 11.10(a) as though it were a Lender; provided that such Participant agrees to be subject to Section 11.10(b) as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

(e)
Limitations upon Participant Rights. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 3.11 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 3.11 as though it were a Lender.
(f)
Certain Pledges. Any Credit Party may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Credit Party, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Credit Party from any of its obligations hereunder or substitute any such pledgee or assignee for such Credit Party as a party hereto.
(g)
Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding,

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with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent or any Lender hereunder (and interest accrued thereon) and (y) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of Credit and Swing Line Loans in accordance with its Commitment Percentage. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.
11.7
Indemnity

The Borrower agrees to indemnify and hold harmless the Administrative Agent, each Issuing Bank, each Arranger, each Sustainability Coordinator, each Lender, each Swing Line Lender and each of their affiliates and their and their affiliates’ officers, directors, employees, agents, advisors and other representatives (each an “Indemnified Party”) from and against (and will reimburse each Indemnified Party as the same are incurred for) any and all claims, damages, losses, liabilities and expenses (including, without limitation, the reasonable fees, disbursements and other charges of counsel; provided, however, that the fees, disbursements and other charges of counsel for the Lenders shall be limited to one counsel, or if reasonably necessary, one local counsel in each relevant jurisdiction and in the case of an actual or perceived conflict of interest, one additional counsel to the affected Indemnified Parties similarly situated and taken as a whole) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of (including, without limitation, in connection with any pending or threatened claim, investigation, litigation or proceeding or preparation of a defense in connection therewith) (a) any aspect of this Agreement or any similar transaction and any of the other transactions contemplated hereby or (b) the Loans, Letters of Credit and any other financings, or any use made or proposed to be made with the proceeds thereof, except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party’s gross negligence or willful misconduct. In the case of a pending or threatened claim, investigation, litigation or proceeding to which the indemnity in this paragraph applies, such indemnity shall be effective whether or not such claim, investigation, litigation or proceeding is brought by the Borrower, the Borrower’s equity holders or creditors, any third party or an Indemnified Party, whether or not an Indemnified Party is otherwise a party thereto and whether or not any aspect of this Agreement is consummated. The Borrower also agrees that no Indemnified Party shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Borrower or its subsidiaries or affiliates or to the Borrower’s or their respective equity holders or creditors arising out of, related to or in connection with any aspect of this Agreement, except to the extent of direct (as opposed to special, indirect, consequential or punitive) damages determined in a final non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party’s gross negligence or willful misconduct. It is further agreed that any Indemnified Party shall only have liability to the Borrower (as opposed to any other person), and that any Indemnified Party shall be liable solely in respect of its own commitment under this Agreement on a several, and not joint, basis with any other Person. Notwithstanding any other provision of this Agreement, no Indemnified Party shall be

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liable for any damages arising from the use by others of information or other materials obtained through electronic telecommunications or other information transmission systems.

11.8
Limitation of Liability

No claim may be made by the Borrower, any of its Subsidiaries, any Lender or other Person against the Administrative Agent, any Lender, any Issuing Bank, any Swing Line Lender, any Sustainability Coordinator, the Borrower or any directors, officers, employees, or agents of any of them for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by any Loan Document, or any act, omission or event occurring in connection therewith, and each of the Borrower, its Subsidiaries, Administrative Agent, Swing Line Lender, any such Lender or other Person hereby waives, releases and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor; provided that nothing in this Section 11.8 shall relieve the Borrower of any obligations it may have to indemnify any Indemnified Party against special, indirect, consequential or punitive damages asserted against such Indemnified Party by a third party.

11.9
Counterparts

Each Loan Document (other than the Notes) may be executed by one or more of the parties thereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same document. It shall not be necessary in making proof of any Loan Document to produce or account for more than one counterpart signed by the party to be charged. A counterpart of any Loan Document or to any document evidencing, and of any an amendment, modification, consent or waiver to or of any Loan Document transmitted by facsimile or electronic (i.e., .pdf) transmission shall be deemed to be an originally executed counterpart. A set of the copies of the Loan Documents signed by all the parties thereto shall be deposited with each of the Borrower and the Administrative Agent. Any party to a Loan Document may rely upon the signatures of any other party thereto which are transmitted by facsimile or electronic (i.e., .pdf) transmission to the same extent as if originally signed.

11.10
Adjustments; Set off
(a)
In addition to any rights and remedies of each Lender provided by law, upon the occurrence of an Event of Default and acceleration of the Loans or Notes, or at any time upon the occurrence and during the continuance of an Event of Default under Section 9.1(a) or 9.1(b), each Credit Party shall have the right, without prior notice to the Borrower, any such notice being expressly waived by the Borrower to the extent permitted by applicable law, to set off and apply against any indebtedness or other liability, whether matured or unmatured, of the Borrower to such Credit Party arising under the Loan Documents, any amount owing from such Credit Party to the Borrower; provided, that in the event any Defaulting Lender shall exercise any such right of set off, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.15 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the

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obligations owing to such Defaulting Lender as to which it exercised such right of set off. To the extent permitted by applicable law, the aforesaid right of set off may be exercised by such Credit Party against the Borrower or against any trustee in bankruptcy, custodian, debtor in possession, assignee for the benefit of creditors, receiver, or execution, judgment or attachment creditor of the Borrower, or against anyone else claiming through or against the Borrower or such trustee in bankruptcy, custodian, debtor in possession, assignee for the benefit of creditors, receivers, or execution, judgment or attachment creditors, notwithstanding the fact that such right of set off shall not have been exercised by such Credit Party prior to the making, filing or issuance of, service upon such Credit Party of, or notice to such Credit Party of, any petition, assignment for the benefit of creditors, appointment or application for the appointment of a receiver, or issuance of execution, subpoena, order or warrant. Each Credit Party agrees promptly to notify the Borrower and the Administrative Agent after each such set off and application made by such Credit Party, provided that the failure to give such notice shall not affect the validity of such set off and application.
(b)
If any Credit Party shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set off, or otherwise) on account of its Loans, its Notes or Reimbursement Obligations in excess of its pro rata share of payments then due and payable on account of the Loans, the Notes or Reimbursement Obligations received by all the Credit Parties, such Credit Party shall forthwith purchase, without recourse, for cash, from the other Credit Parties such participations in their Loans, Notes and Reimbursement Obligations as shall be necessary to cause such purchaser to share such excess payment with each of them on a pro rata basis; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchaser, such purchase shall be rescinded and the related seller shall repay to such purchaser the purchase price to the extent of such recovery, together with an amount equal to such seller’s pro rata share (according to the proportion of (i) the amount of all other related required repayments to (ii) the total amount so recovered from the purchaser) of any interest or other amount paid or payable by the purchaser in respect of the total amount so recovered.
11.11
Construction

Each party to a Loan Document represents that it has been represented by counsel in connection with the Loan Documents and the transactions contemplated thereby and that the principle that agreements are to be construed against the party drafting the same shall be inapplicable.

11.12
Governing Law

The Loan Documents, the rights and obligations of the parties thereunder, and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to any Loan Document (except, as to any other Loan Document, as expressly set forth therein) and the transactions contemplated hereby and thereby shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of New York.

11.13
Headings Descriptive

Section headings have been inserted in the Loan Documents for convenience only and shall not be construed to be a part thereof.

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11.14
Severability

Every provision of the Loan Documents is intended to be severable, and if any term or provision thereof shall be invalid, illegal or unenforceable for any reason, the validity, legality and enforceability of the remaining provisions thereof shall not be affected or impaired thereby, and any invalidity, illegality or unenforceability in any jurisdiction shall not affect the validity, legality or enforceability of any such term or provision in any other jurisdiction.

11.15
Integration

All exhibits to a Loan Document shall be deemed to be a part thereof. Except for agreements between the Borrower and a Credit Party with respect to certain additional fees and expenses, the Loan Documents embody the entire agreement and understanding among the Borrower and the Credit Parties with respect to the subject matter thereof and supersede all prior agreements and understandings among them with respect to the subject matter thereof.

11.16
Consent to Jurisdiction.

Each party to a Loan Document irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against any other party hereto or any related party thereof in anyway relating to this Agreement or any other Loan Document or the transactions relating hereto or thereto, in any forum other than the courts of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court thereof and each party to a Loan Document irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable law, in such federal court. Each party to a Loan Document agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each party to a Loan Document hereby irrevocably waives, to the fullest extent permitted or not prohibited by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any court referred to above and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum.

11.17
Service of Process

Each party to a Loan Document hereby irrevocably consents to the service of process in any suit, action or proceeding arising thereunder or in connection therewith by sending the same by first class mail, return receipt requested or by overnight courier service, to the address of such party set forth in Section 11.2. Each party to a Loan Document hereby agrees that any such service (i) shall be deemed in every respect effective service of process upon it in any such suit, action, or proceeding, and (ii) shall to the fullest extent enforceable by law, be taken and held to be valid personal service upon and personal delivery to it. Nothing in this Agreement will affect the right of any party hereto to serve process in any other manner permitted by applicable law.

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11.18
[Reserved]
11.19
WAIVER OF TRIAL BY JURY

EACH OF THE CREDIT PARTIES AND THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF, UNDER OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREIN. FURTHER, THE BORROWER HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF, OR COUNSEL TO, ANY CREDIT PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT ANY CREDIT PARTY WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. THE BORROWER ACKNOWLEDGES THAT EACH CREDIT PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, INTER ALIA, THE PROVISIONS OF THIS SECTION.

11.20
Expenses
(a)
The Borrower agrees, promptly after presentation of a statement or invoice therefor, and whether any Loan is made or any Letter of Credit is Issued (i) to pay or reimburse the Agents for all their respective out-of-pocket costs and expenses reasonably incurred in connection with the development, preparation and execution of the Loan Documents and any amendment, supplement or modification thereto (whether or not executed or effective), any other documents prepared in connection therewith and the consummation and administration of the transactions contemplated thereby (including the reasonable fees and disbursements of Special Counsel), (ii) to pay or reimburse each Credit Party for all of its out-of-pocket costs and expenses, including reasonable fees and disbursements of counsel (including allocated costs of internal counsel) (to the extent set forth in a reasonably detailed invoice therefor), incurred in connection with the preservation, protection or enforcement of any rights under the Loan Documents and any such other documents, including, without limitation, the reasonable fees and disbursements of counsel (to the extent set forth in a reasonably detailed invoice therefor) to each Credit Party and including all such out-of-pocket costs and expenses incurred during any workout, restructuring or negotiations in respect hereof, (iii) to pay, indemnify, and hold each Credit Party harmless from and against any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other similar taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, the Loan Documents and any such other documents, (iv) to pay or reimburse each Issuing Bank for all of its out-of-pocket costs and expenses, including reasonable fees and disbursements of counsel (including allocated costs of internal counsel) (to the extent set forth in a reasonably detailed invoice therefor), incurred by such Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (v) to pay, indemnify and hold each Credit Party and each of its officers, directors, employees and other agents and representatives harmless from and against any and all other liabilities, obligations, claims, losses, damages, penalties, actions, judgments, suits, and out-of-pocket costs, expenses and disbursements of any kind or nature whatsoever (including reasonable counsel fees and disbursements to the extent set forth in a

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reasonably detailed invoice therefor) with respect to the execution, delivery, performance, enforcement and administration of, or in any other way arising out of or relating to, the Loan Documents (all the foregoing referred to in this clause (iv), collectively, the “Indemnified Liabilities”); provided, however, that the Borrower shall have no obligation to pay Indemnified Liabilities to any Credit Party to the extent arising out of the gross negligence or willful misconduct of such Credit Party as determined by a court of competent jurisdiction in a final and non-appealable decision. The agreements in this Section shall survive the performance by the Borrower of all of its other obligations under the Loan Documents.
(b)
To the extent that the Borrower for any reason fails to pay any amount required under Section 11.7 or this Section 11.20 to be paid by it to the Administrative Agent, any Issuing Bank, any Swing Line Lender or any Related Party of any of the foregoing, each Lender severally (and not jointly) agrees to pay to the Administrative Agent, such Issuing Bank, such Swing Line Lender or such Related Party, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based on each Lender’s Commitment at such time, or if the Commitments have been reduced to zero, then based on such Lender’s Commitment immediately prior to such reduction) of such unpaid amount (including any such unpaid amount in respect of a claim asserted by such Lender); provided, that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent, such Issuing Bank or such Swing Line Lender in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent, such Issuing Bank or such Swing Line Lender in connection with such capacity.
11.21
Treatment of Certain Information

Each Credit Party agrees (on behalf of itself and each of its affiliates, directors, officers, employees and representatives) to use reasonable precautions to keep confidential, in accordance with their customary procedures for handling confidential information of the same nature, all nonpublic information supplied by the Borrower or any of its Subsidiaries pursuant to this Agreement which (a) is identified by such Person as being confidential at the time the same is delivered to such Credit Party, or (b) constitutes any financial statement, financial projections or forecasts, budget, compliance certificate, audit report, management letter or accountants’ certification delivered hereunder; provided, however, that nothing herein shall limit the disclosure of any such information (i) to the extent required by law, rule, regulation or judicial process or to the extent requested or required by any regulatory authority purporting to have jurisdiction over such Person or its Related Parties (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (ii) on a confidential basis, to counsel to any Credit Party, (iii) to bank examiners, auditors or accountants, and any analogous counterpart thereof, (iv) to the Credit Parties, (v) in connection with any litigation to which any one or more of the Credit Parties is a party, (vi) to any assignee or participant (or prospective assignee or participant) or to any actual or prospective party to any swap, derivative or other transaction under which payments are to be made by reference to the Borrower and its obligations, this Agreement or payments hereunder, so long as such assignee or participant (or prospective assignee or participant) agrees to keep such information confidential on substantially the same basis as set forth in this Section, (vii) to affiliates of the Credit Parties and their respective partners, directors, officers, employees, agents, advisors and other representatives of the Credit Parties (it being understood that the Persons

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to whom disclosure is made will be informed of the confidential nature of such information and instructed to keep such information confidential on substantially the same basis as set forth in this Section), or (viii) following the end of the 36th month after such information was so supplied.

11.22
USA PATRIOT Act Notice

Each Lender that is subject to the Act (as hereinafter defined) and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of each Borrower and other information that will allow such Lender or the Administrative Agent, as applicable, to identify such Borrower in accordance with the Act.

11.23
Judgment Currency

If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of the Borrower in respect of any such sum due from it to the Administrative Agent or any Lender hereunder or under the other Loan Documents shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by the Administrative Agent or such Lender, as the case may be, of any sum adjudged to be so due in the Judgment Currency, the Administrative Agent or such Lender, as the case may be, may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Administrative Agent or any Lender from any Borrower in the Agreement Currency, such Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or such Lender, as the case may be, against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Administrative Agent or any Lender in such currency, the Administrative Agent or such Lender, as the case may be, agrees to return the amount of any excess to such Borrower (or to any other Person who may be entitled thereto under applicable law).

11.24
Electronic Execution of Assignments and Certain Other Documents

The words “delivery,” “execute,” “execution,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including without limitation Assignment and Assumption Agreements, amendments or other modifications, Borrowing Request, Notice of Conversion/Continuation, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the

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use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it.

11.25
No Advisory or Fiduciary Responsibility
(a)
In connection with all aspects of each transaction contemplated hereby, the Borrower acknowledges and agrees, and acknowledges its Affiliates’ understanding that: (i) the credit facility provided for hereunder and any related arranging or other services in connection therewith (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document) are an arm’s-length commercial transaction between the Borrower and its Affiliates, on the one hand, and the Administrative Agent, the Arrangers and the Lenders, on the other hand, and the Borrower is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents (including any amendment, waiver or other modification hereof or thereof); (ii) in connection with the process leading to such transaction, the Administrative Agent, the Arrangers and the Lenders each is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary, for the Borrower or any of its Affiliates, stockholders, creditors or employees or any other Person; (iii) neither the Administrative Agent, the Arrangers nor any Lender has assumed or will assume an advisory, agency or fiduciary responsibility in favor of the Borrower with respect to any of the transactions contemplated hereby or the process leading thereto, including with respect to any amendment, waiver or other modification hereof or of any other Loan Document (irrespective of whether the Administrative Agent, the Arrangers or any Lender has advised or is currently advising the Borrower or any of its Affiliates on other matters) and neither the Administrative Agent, the Arrangers nor any Lender has any obligation to the Borrower or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; (iv) the Administrative Agent, the Arrangers, the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower and its Affiliates, and neither the Administrative Agent, the Arrangers nor any Lender has any obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship; and (v) the Administrative Agent, the Arrangers and the Lenders have not provided and will not provide any legal, accounting, regulatory or tax advice with respect to any of the transactions contemplated hereby (including any amendment, waiver or other modification hereof or of any other Loan Document) and the Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate. The Borrower hereby waives and releases, to the fullest extent permitted by law, any claims that it may have against the Administrative Agent, the Arrangers and the Lenders with respect to any breach or alleged breach of agency or fiduciary duty.
(b)
The Borrower acknowledges and agrees that each Lender, the Arrangers and any Affiliate thereof may lend money to, invest in, and generally engage in any kind of business with, any of the Borrower, any Affiliate thereof or any other person or entity that may do business with

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or own securities of any of the foregoing, all as if such Lender, Arranger or Affiliate thereof were not a Lender or Arranger or an Affiliate thereof (or an agent or any other person with any similar role under the credit facilities provided for hereunder) and without any duty to account therefor to any other Lender, the Arrangers, the Borrower or any Affiliate of the foregoing. Each Lender, the Arrangers and any Affiliate thereof may accept fees and other consideration from the Borrower or any Affiliate thereof for services in connection with this Agreement, the credit facilities provided for hereunder or otherwise without having to account for the same to any other Lender, the Arrangers, the Borrower or any Affiliate of the foregoing.
11.26
Acknowledgement and Consent to Bail-In of Affected Financial Institutions

Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)
The application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and
(b)
The effects of any Bail-In Action of any such liability, including, if applicable:
(i)
A reduction in full or in part or cancellation of any such liability;
(ii)
A conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii)
The variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.
11.27
Acknowledgment Regarding Any Supported QFCs.

To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Swap Contract or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

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(i)
In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.
(ii)
As used in this Section 11.27, the following terms have the following meanings:

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Covered Entity” means any of the following:

(i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

KOHL’S CORPORATION

By: /s/ Mike Baughn

Name: Mike Baughn

Title: EVP, Finance and Treasurer

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WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Administrative Agent, an Issuing Bank, a Swing Line Lender, and a Lender

By: /s/ Carl Hinrichs

Name: Carl Hinrichs

Title: Director

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BANK OF AMERICA, N.A., as Syndication Agent, an Issuing Bank, a Swing Line Lender, and a Lender

By: /s/ Morgan Hess

Name: Morgan Hess

Title: Associate

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JPMORGAN CHASE BANK, N.A., as Syndication Agent, an Issuing Bank, a Swing Line Lender, and a Lender

By: /s/ Suzanne Ergastolo

Name: Suzanne Ergastolo

Title: Executive Director

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MUFG BANK, LTD., as Syndication Agent, an Issuing Bank, a Swing Line Lender, and a Lender

By: /s/ Henry Schwarz

Name: Henry Schwarz

Title: Authorized Signatory

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U.S. BANK NATIONAL ASSOCIATION, as Syndication Agent, an Issuing Bank, a Swing Line Lender, and a Lender

By: /s/ Joyce P. Dorsett

Name: Joyce P. Dorsett

Title: Senior Vice President

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BMO HARRIS BANK, N.A., as a Documentation Agent and a Lender

By: /s/ Mark Czarnecki

Name: Mark Czarnecki

Title: Senior Vice President

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THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Documentation Agent and a Lender

By: /s/ Michael Borowiecki

Name: Michael Borowiecki

Title: Authorized Signatory

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GOLDMAN SACHS BANK USA, as a Documentation Agent and a Lender

By: /s/ Rebecca Kratz

Name: Rebecca Kratz

Title: Authorized Signatory

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MORGAN STANLEY BANK, N.A., as a Documentation Agent and a Lender

By: /s/ Michael King

Name: Michael King

Title: Authorized Signatory

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CAPITAL ONE, NATIONAL ASSOCITION, as a Documentation Agent and a Lender

By: /s/ Thomas Lawler

Name: Thomas Lawler

Title: Senior Vice President

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FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Miranda C. Stokes

Name: Miranda C. Stokes

Title: Managing Director, SVP

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HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By: /s/ Ashley K. Brenner

Name: Ashley Brenner

Title: Director

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THE BANK OF NEW YORK MELLON, as a Lender and as an Issuing Bank

By: /s/ Thomas J. Tarasovich, Jr.

Name: Thomas J. Tarasovich, Jr.

Title: Vice President

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PNC BANK, NATIONAL ASSOCIATION, as a Lender

By: Donna Benson

Name: Donna Benson

Title: Assistant Vice President

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COMERICA BANK, as a Lender

By: /s/ John Lascody

Name: John Lascody

Title: Vice President

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THE NORTHERN TRUST COMPANY, as a Lender

By: /s/ Lisa DeCristofaro

Name: Linda DeCristofaro

Title: SVP

DOCPROPERTY "CUS_DocIDChunk0" 26112807.1

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EXHIBIT A

LIST OF REVOLVING CREDIT COMMITMENT AMOUNTS

Revolving Credit Commitment Amount
Wells Fargo Bank, National Association	$100,000,000
Bank of America, N.A.	$100,000,000
JPMorgan Chase Bank, N.A.	$100,000,000
MUFG Bank, Ltd.	$100,000,000
U.S. Bank National Association	$100,000,000
BMO Harris Bank, N.A.	$62,000,000
The Toronto-Dominion Bank, New York Branch	$62,000,000
Goldman Sachs Bank USA	$62,000,000
Morgan Stanley Bank, N.A.	$62,000,000
Capital One, National Association	$62,000,000
Fifth Third Bank, National Association	$35,000,000
HSBC Bank USA, National Association	$35,000,000
The Bank of New York Mellon	$35,000,000
PNC Bank, National Association	$35,000,000
Comerica Bank	$25,000,000
The Northern Trust Company	$25,000,000
TOTAL	$1,000,000,000.00

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EXHIBIT B

FORM OF NOTE

[_________ __, 20__]

New York, New York

FOR VALUE RECEIVED, the undersigned, KOHL’S CORPORATION, a Wisconsin corporation (the “Borrower”), hereby promises to pay to the order of (the “Lender”) the unpaid principal amount of the Loans made by the Lender, and to pay interest from the date hereof on the principal balance thereof from time to time outstanding, at the rate or rates, and at the times, set forth in the Credit Agreement, dated as of October 22, 2021, among the Borrower, the Lenders party thereto and Wells Fargo Bank, National Association, as the Administrative Agent (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), in each case at the Administrative Agent’s Office, or at such other place as the Administrative Agent may specify from time to time, in lawful money of the United States of America in immediately available funds.

Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

The Loans evidenced by this Note are prepayable in the amounts and under the circumstances, and its maturity is subject to acceleration upon the terms, set forth in the Credit Agreement. This Note is one of the Notes under, and as such term is defined in, the Credit Agreement, and is subject to, and should be construed in accordance with, the provisions thereof, and is entitled to the benefits and security set forth in the Loan Documents.

The Lender is hereby authorized to record on the schedule annexed hereto, and any continuation sheets which the Lender may attach hereto, (i) the date and amount of each Loan made by the Lender, (ii) the character thereof as a Revolving Credit Loan (and whether an ABR Advance, a Eurodollar Advance, an RFR Loan, or a combination thereof), a Competitive Bid Loan or a Swing Line Loan, (iii) the interest rate (without regard to the Applicable Margin) and Interest Period (if any) applicable thereto, and (iv) the date and amount of each conversion of and each payment or prepayment of principal of, any such Loan. No failure to so record or any error in so recording shall affect the obligation of the Borrower to repay the Loans, together with interest thereon, as provided in the Credit Agreement, and the outstanding principal balance of the Loans made by the Lender as set forth in such schedule shall be presumed to be correct absent manifest error.

Except as specifically otherwise provided in the Credit Agreement, the Borrower hereby waives presentment, demand, notice of dishonor, protest, notice of protest and all other demands, protests and notices in connection with the execution, delivery, performance, collection and enforcement of this Note.

Whenever in this Note either party hereto is referred to, such reference shall be deemed to include the successors and assigns of such party. The Borrower shall not have the right to assign its rights or obligations hereunder or any interest herein (and any such attempted assignment shall be void), except as expressly permitted by the Loan Documents. No failure or

14318375v8 24740.00154

delay of the Lender in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. Neither this Note nor any provision hereof may be waived, amended or modified, nor shall any departure therefrom be consented to, except pursuant to a written agreement entered into between the Borrower and the Lender with respect to which such waiver, amendment, modification or consent is to apply, subject to any consent required in accordance with Section 11.1 of the Credit Agreement.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

All communications and notices hereunder shall be in writing and given as provided in Section 11.2 of the Credit Agreement.

[Signature on the following page.]

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IN WITNESS WHEREOF, the undersigned has caused this Note to be duly executed as of the date and year first written above.

KOHL’S CORPORATION

By:

Name:

Title:

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SCHEDULE TO NOTE

Date	Type of Loan/Advance	Currency	Amount	Amount of principal converted, paid or prepaid	Interest Rate	Interest Period	Notation Made by

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EXHIBIT C-1

FORM OF BORROWING REQUEST

[_______ __, 20__]

Wells Fargo Bank, National Association

MAC D1109-019

1525 West W.T. Harris Blvd.

Charlotte, NC 28262

Attention of: Syndication Agency Services

Email: AgencyServices.Requests@wellsfargo.com

If Borrowing Request includes Swing Line Loans, please select an applicable Swing Line Lender:

Wells Fargo Bank, National Association,

as Swing Line Lender

MAC D1109-019

1525 West W.T. Harris Blvd.

Charlotte, NC 28262

Attention of: Syndication Agency Services

Email: AgencyServices.Requests@wellsfargo.com

Bank of America, N.A.,

as Swing Line Lender

101 N Tryon Street

Mail Code: NC1-001-05-46

Charlotte, NC 28255

Attention: David Cochran

Telephone: 980-386-8201

Facsimile: 704-719-5440

Electronic Mail: david.a.cochran@baml.com

JPMorgan Chase Bank, N.A.,

as Swing Line Lender

10 South Dearborn L2

Chicago, IL 60603

Attention: Rajesh Gadige

Telephone: 312-732-2007

Facsimile: 121-4307-6874

Electronic Mail: 12143076874@tls.ldsprod.com

MUFG Bank, Ltd.,
as Swing Line Lender
Harborside 3

210 Hudson St., Suite 500

Jersey City, NJ 07311

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Attention: Steve Williams

Telephone: (201) 413-8520

Facsimile: (201) 521-2304

Electronic Mail: stwilliams@us.mufg.jp

U.S. Bank National Association,

as Swing Line Lender

Address: U.S. Bank National Association

400 City Center, OS-WI-CCCL

Oshkosh, WI 54901

Attention: NSLS Deal Administrator

Telephone: 920-237-7601

Facsimile: 920-237-7993

Electronic Mail: CLSSyndicationServicesTeam@usbank.com

Reference is made to the Credit Agreement, dated as of October 22, 2021, among Kohl’s Corporation (the “Borrower”), the Lenders party thereto and Wells Fargo Bank, National Association, as the Administrative Agent (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein that are defined in the Credit Agreement shall have the meanings therein defined.

1. Pursuant to Sections 2.5 and 6.2 of the Credit Agreement, the Borrower hereby gives notice of its intention to borrow Revolving Credit Loans and/or Swing Line Loans in an aggregate principal amount of (currency & amount) on _______ __, 20__ (the “Borrowing Date”) which borrowing(s) shall consist of the following Advances and/or Swing Line Loans:

A) Revolving Credit Loans:

Type of Advance (Eurodollar Advance, ABR Advance, or RFR Loan)	Currency & Amount	Initial Interest Period for Eurodollar Advances or Term RFR Loans
____________________	_____________	__ months
____________________	_____________	__ months
____________________	_____________	__ months

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B) Swing Line Loans:

Currency & Amount	Swing Line Interest Period	[Requested Negotiated Rate]
____________________	______ days	__ . ____ %
____________________	______ days	__ . ____ %
____________________	______ days	__ . ____ %

2. The Borrower hereby certifies that on the date hereof and on the Borrowing Date set forth above, and after giving effect to the Loans requested hereby and any Letters of Credit to be Issued on such Borrowing Date (i) there exists and shall exist no Default, and (ii) each of the representations and warranties contained in each Loan Document (other than, for any date after the Effective Date, the representation and warranty contained in the last sentence of Section 4.9 of the Credit Agreement) is and shall be true and correct with the same effect as though such representations and warranties had been made on such date.

[Signature on the following page.]

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IN WITNESS WHEREOF, the Borrower has caused this Borrowing Request to be duly executed as of the date and year first written above.

KOHL’S CORPORATION

By:

Name:

Title:

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EXHIBIT C-2

FORM OF LETTER OF CREDIT REQUEST

[_______ __, 20__]

Wells Fargo Bank, National Association

MAC D1109-019

1525 West W.T. Harris Blvd.

Charlotte, NC 28262

Attention of: Syndication Agency Services

Email: AgencyServices.Requests@wellsfargo.com

Reference is made to the Credit Agreement, dated as of October 22, 2021, among Kohl’s Corporation (the “Borrower”), the Lenders party thereto and Wells Fargo Bank, National Association, as the Administrative Agent (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein that are defined in the Credit Agreement shall have the meanings therein defined.

1. Pursuant to Sections 2.10 and 6.2 of the Credit Agreement, the Borrower hereby requests that [____________], as an Issuing Bank issue a Letter of Credit on __________ __, 20__ (the “Borrowing Date”), in accordance with the information annexed hereto (attach additional sheets if necessary).

2. The Borrower hereby certifies that on the date hereof and on the Borrowing Date set forth above, and after giving effect to the Letters of Credit requested hereby and any Loans made on such Borrowing Date (i) there exists and shall exist no Default, (ii) each of the representations and warranties contained in each Loan Document (other than, for any date after the Effective Date, the representation and warranty contained in the last sentence of Section 4.9 of the Credit Agreement) is and shall be true and correct with the same effect as though such representations and warranties had been made on such date.

[Signature on the following page.]

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IN WITNESS WHEREOF, the Borrower has caused this Letter of Credit Request to be duly executed as of the date and year first written above.

KOHL’S CORPORATION

By:

Name:

Title:

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LETTER OF CREDIT INFORMATION

1. Name of Beneficiary: ___________________________________.

2. Address of Beneficiary to which Letter of Credit will be sent:

_____________________________________________________.

3 Obligations in respect of which the Letter of Credit is to be issued:

_____________________________________________________.

4. Conditions under which a drawing may be made (specify any documentation required to be delivered with any drawing request): _______________________________________.

5. Maximum amount to be available under such Letter of Credit: (currency & amounts): ___ _____________________________________________________.

6. Requested date of issuance: _______________, _____.

7. Requested date of expiration: _______________, _____.

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EXHIBIT D

FORM OF NOTICE OF CONVERSION/CONTINUATION

[_______ __, 20__]

Wells Fargo Bank, National Association

MAC D1109-019

1525 West W.T. Harris Blvd.

Charlotte, NC 28262

Attention of: Syndication Agency Services

Email: AgencyServices.Requests@wellsfargo.com

Reference is made to the Credit Agreement, dated as of October 22, 2021, among Kohl’s Corporation (the “Borrower”), the Lenders party thereto and Wells Fargo Bank, National Association, as the Administrative Agent (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein that are defined in the Credit Agreement shall have the meanings therein defined.

1. Pursuant to Section 3.3 of the Credit Agreement, the Borrower hereby gives notice of its request to convert/continue Advances as set forth below:

[(a) on ____________ __, 20__, to convert [amount] in principal amount of presently outstanding Dollar-denominated [Eurodollar Advances / Term RFR Loans / Daily Simple RFR Loans] [having an Interest Period that expires on ____________ __, 20__] to ABR Advances;

(b) on ____________ __, 20__, to continue [currency & amounts] in principal amount of presently outstanding [Eurodollar Advances / Term RFR Loans] having an Interest Period that expires on ____________ __, 20__ as [Eurodollar Advances / Term RFR Loans] that have an Interest Period of __ months; and

(c) on ____________ __, 20__, to convert [currency & amounts] in principal amount of presently outstanding ABR Advances to [Eurodollar Advances / Term RFR Loans / Daily Simple RFR Loans] [that have an initial Interest Period of __ months.]]

2. The Borrower hereby certifies that on the date hereof and on the requested Conversion/Continuation Dates set forth above, there exists and there shall exist no Default or Event of Default.

[Signature on the following page.]

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IN WITNESS WHEREOF, the Borrower has caused this Notice of Conversion/Continuation to be duly executed as of the date and year first written above.

KOHL’S CORPORATION

By:

Name:

Title:

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EXHIBIT E

FORM OF COMPLIANCE CERTIFICATE

I, _________________, do hereby certify that I am the ____________ of Kohl’s Corporation (the “Borrower”), and that, as such, I am duly authorized to execute and deliver this Compliance Certificate on the Borrower’s behalf pursuant to Section 7.1(c) of the Credit Agreement, dated as of October 22, 2021, among the Borrower, the Lenders party thereto and Wells Fargo Bank, National Association, as the Administrative Agent (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein that are defined in the Credit Agreement shall have the meanings therein defined.

I hereby certify that:

1. The Debt Ratio as of the fiscal quarter ended _______, 20__ was _.__:1.00, calculated as set forth on Schedule 1.

2. There exists no violation of any covenant or agreement contained in any Loan Document, and no condition or event has occurred which would constitute a Default under the Credit Agreement [, EXCEPT AS FOLLOWS]:

[SPECIFY ALL SUCH VIOLATIONS, CONDITIONS AND EVENTS AND THE NATURE AND STATUS THEREOF].

IN WITNESS WHEREOF, I have executed this Compliance Certificate on this __ day of _______, 20__.

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Schedule 1 to Compliance Certificate

dated _______ __, 20__

CALCULATION OF THE DEBT RATIO

INCLUDED INDEBTEDNESS

A. Consolidated Indebtedness	$_________
B. Permitted exclusions for L/C obligations C. Permitted exclusions for Finance Leases	$_________ $_________
D. Permitted exclusions for unamortized debt discount	$_________
E. Sub-total (A - B - C - D)	$_________
F. Cash Rent for Operating Leases G. Cash Rent for Finance Leases H. Total Cash Rent (F + G) multiplied by eight (8) for the four consecutive fiscal quarters then ended	$_________ $_________ $_________
I. Included Indebtedness (E + H)	$_________

CONSOLIDATED EBITDAR

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J. Net Income	$_________
K. Interest Charges	$_________
L. Income Taxes (foreign and domestic)	$_________
M. Depreciation and Amortization Expense	$_________
N. Capital Losses from the Disposition of Fixed Assets	$_________
O. Losses Attributable to Early Extinguishment of Indebtedness or Obligations under Swap Contracts or other Derivative Instruments	$_________
P. Losses, Charges or Expenses in Connection with Closure or Discontinuation of Operations	$_________
Q. Other Non-Cash Expenses Reducing Net Income	$_________
R. Sub-total (J + K + L + M + N + O + P + Q)	$_________
S. Non-Cash Items Increasing Net Income	$_________
T. Gains Attributable to Early Extinguishment of Indebtedness or Obligations under Swap Contracts or Other Derivative Instruments	$_________
U. Capital Gains from the Disposition of Fixed Assets	$_________
V. Sub-total (R - S - T - U)	$_________
W. Consolidated Lease Expense	$_________
X. Consolidated EBITDAR (V + W)	$_________
Debt Ratio as of the Fiscal Quarter End	_.__:1.00
Maximum permitted Debt Ratio pursuant to Section 7.8 of the Credit Agreement	3.75:1.00

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EXHIBIT F

FORM OF REVOLVING CREDIT INCREASE SUPPLEMENT

SUPPLEMENT, dated as of _______ __, 20__ to the Credit Agreement, dated as of October 22, 2021, among Kohl’s Corporation (the “Borrower”), the Lenders party thereto and Wells Fargo Bank, National Association, as the Administrative Agent (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein that are defined in the Credit Agreement shall have the meanings therein defined.

1. The Borrower hereby proposes to increase (the “Increase”) the Aggregate Revolving Credit Commitment Amount from (currency & amount) ____________ to (currency & amount) ____________.

2. The following undersigned Lender(s) have been invited by the Borrower, and are ready, willing and able, to increase the amount of their respective Revolving Credit Commitment Amounts as follows:

Revolving Credit Commitment Amount (after giving effect to the Increase)	Name of Lender
____________________________	____________________________

3. The following undersigned Proposed Lender(s) have been invited by the Borrower to, and are ready, willing and able to, become “Lenders” and extend a Revolving Credit Commitment under the Credit Agreement as follows:

Revolving Credit Commitment Amount (after giving effect to the Increase)	Name of Lender
____________________________	____________________________

4. The proposed effective date for the Increase is _______ __, 20__.

5. The Borrower hereby represents and warrants to the Administrative Agent, each Issuing Bank, each Swing Line Lender, each Lender and each Proposed Lender as follows:

(a) immediately before and after giving effect to the Increase, no Default or Event of Default shall exist, and

(b) the Aggregate Revolving Credit Commitment Amount, immediately after giving effect to the Increase, shall not exceed $1,500,000,000, which includes the Alternative Currency Sublimit (i.e., Alternative Currency Sublimit shall not exceed Alternative Currency equivalent of $250,000,000).

14318375v8 24740.00154

6. Attached hereto is a revised Exhibit A, after giving effect to the Increase, listing each Lender’s Revolving Credit Commitment Amount.

7. Pursuant to Section 2.7(c) of the Credit Agreement, by execution and delivery of this Supplement, together with the satisfaction of all of the other requirements set forth in Section 2.7(c), each undersigned Lender and Proposed Lender (i) shall have, on and as of the effective date of the Increase, a Revolving Credit Commitment Amount equal to the amount set forth next to its name on the revised Exhibit A attached hereto and (ii) in the event it is a Proposed Lender, shall be, and shall be deemed to be, a “Lender” under, and as such term is defined in, the Credit Agreement and shall have made, and shall be deemed to have made, the representations, warranties and covenants of a Lender contained in the Credit Agreement on and as of the date hereof.

KOHL’S CORPORATION

By:

Name:

Title:

Wells Fargo Bank, National Association,

as Administrative Agent

By:

Name:

Title:

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[EXISTING LENDER INCREASING ITS
REVOLVING CREDIT COMMITMENT AMOUNT]

By:

Name:

Title:

[PROPOSED LENDER]

By:

Name:

Title:

Applicable Lending Office for ABR Advances	Applicable Lending Office for Eurodollar Advances or RFR Loans	Address for Notices
______________________	______________________	______________________
______________________	______________________	______________________
Attention:	Attention:	Attention:
Telephone:	Telephone:	Telephone:
Facsimile:	Facsimile:	Facsimile:

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EXHIBIT G

FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT

This Assignment and Assumption Agreement (the “Assignment and Assumption Agreement”) is dated as of the Effective Date set forth below and is entered into by and between the Assignor identified in item 1 below (the “Assignor”) and the Assignee identified in item 2 below (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption Agreement as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including without limitation any Letters of Credit, guarantees, and Swing Line Loans included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by the Assignor to the Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Each such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption Agreement, without representation or warranty by the Assignor.

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1.	Assignor:	________________________________ ________________________________
2.	Assignee:	________________________________ ________________________________
3.	Borrower:	Kohl’s Corporation
4.	Administrative Agent:	Wells Fargo Bank, National Association, as the Administrative Agent under the Credit Agreement
5.	Credit Agreement:	The Credit Agreement, dated as of October 22, 2021, among Kohl’s Corporation (the “Borrower”), the Lenders party thereto and Wells Fargo Bank, National Association, as the Administrative Agent.
6.	Assigned Interest:

Assignor	Assignee	Facility Assigned	Aggregate Amount of Commitment/ Loans for all Lenders	Currency & Amount of Commitment/ Loans Assigned	Percentage Assigned of Commitment/ Loans	CUSIP Number
%
%
%

[7. Trade Date: _______ __, 20__]

Effective Date: _______ __, 20__ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The terms set forth in this Assignment and Assumption Agreement are hereby agreed to:

ASSIGNOR

[NAME OF ASSIGNOR]

By:

Name:

Title:

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ASSIGNEE

[NAME OF ASSIGNEE]

By:

Name:

Title:

[CONSENTED TO]

KOHL’S CORPORATION

By:

Name:

Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, [an Issuing Bank] and a Swing Line Lender

By:

Name:

Title:

BANK OF AMERICA, N.A., as [an Issuing Bank] and a Swing Line Lender

By:

Name:

Title:

JPMORGAN CHASE BANK, N.A., as [an Issuing Bank] and a Swing Line Lender

By:

Name:

Title:

MUFG BANK, LTD., as [an Issuing Bank] and a Swing Line Lender

By:

Name:

Title:

U.S. BANK NATIONAL ASSOCIATION, as [an Issuing Bank] and a Swing Line Lender

By:

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Name:

Title:

[ADD SIGNATURE BLOCKS AS NEEDED FOR ADDITIONAL ISSUING BANKS TO THE EXTENT ISSUING BANK CONSENT IS REQUIRED]

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ANNEX 1

STANDARD TERMS AND CONDITIONS FOR
ASSIGNMENT AND ASSUMPTION AGREEMENT

1. Representations and Warranties.

1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption Agreement and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an assignee under Section 11.6(b) of the Credit Agreement (subject to such consents, if any, as may be required under Section 11.6(b)(iii) of the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 7.1 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption Agreement and to purchase the Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption Agreement and to purchase the Assigned Interest, and (vii) if it is a Foreign Lender, attached to the Assignment and Assumption Agreement is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

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2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignee whether such amounts have accrued prior to, on or after the Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Administrative Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.

3. General Provisions. This Assignment and Assumption Agreement shall be binding upon, and inure to the benefit of the parties hereto and their respective successors and assigns. This Assignment and Assumption Agreement may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption Agreement by facsimile or electronic (i.e., .pdf) transmission shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption Agreement. This Assignment and Assumption Agreement shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of New York.

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EXHIBIT H

FORM OF COMPETITIVE BID REQUEST

[_________ __, 20__]

Wells Fargo Bank, National Association

MAC D1109-019

1525 West W.T. Harris Blvd.

Charlotte, NC 28262

Attention of: Syndication Agency Services

Email: AgencyServices.Requests@wellsfargo.com

Reference is made to the Credit Agreement, dated as of October 22, 2021, among Kohl’s Corporation (the “Borrower”), the Lenders party thereto and Wells Fargo Bank, National Association, as the Administrative Agent (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein that are defined in the Credit Agreement shall have the meanings therein defined.

1. Pursuant to Section 2.6 of the Credit Agreement, the Borrower hereby gives notice of the Borrower’s request to borrow Competitive Bid Loans in the aggregate sum of (currency & amount) $_____________ on ______ __, 20__ (the “Borrowing Date”) which borrowing shall consist of the following Competitive Interest Periods and amounts corresponding thereto:

Competitive Interest Period	Currency & Amount
_______ days	____________________
_______ days	____________________
_______ days	____________________

2. The Borrower hereby certifies that on the date hereof and on the Borrowing Date set forth above, and after giving effect to the Competitive Bid Loans requested hereby and any other Loans or Letters of Credit to be Issued on such Borrowing Date (i) there exists and shall exist no Default, and (ii) each of the representations and warranties contained in each Loan Document (other than, for any date after the Effective Date, the representation and warranty contained in the last sentence of Section 4.9 of the Credit Agreement) is and shall be true and correct with the same effect as though such representations and warranties had been made on such date.

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IN WITNESS WHEREOF, the Borrower has caused this Competitive Bid Request to be duly executed as of the date and year first written above.

KOHL’S CORPORATION

By:

Name:

Title:

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EXHIBIT I

FORM OF INVITATION TO BID

[_________ __, 20__]

To the Lenders under the

Credit Agreement referred to below

Reference is made to the Credit Agreement, dated as of October 22, 2021, among Kohl’s Corporation (the “Borrower”), the Lenders party thereto and Wells Fargo Bank, National Association, as the Administrative Agent (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein that are defined in the Credit Agreement shall have the meanings therein defined.

Pursuant to a Competitive Bid Request, dated _____ __, 20__ the Borrower gave notice of its request to borrow Competitive Bid Loans in the aggregate sum of (currency & amount) _____________ on _______ __, 20__ which borrowing would consist of the following:

Competitive Interest Period	Currency & Amount
_______ days	__________________
_______ days	__________________
_______ days	__________________

The Lenders are hereby invited to bid, pursuant to the terms and conditions of the Credit Agreement, on such requested Competitive Bid Loans.

Very truly yours,

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Administrative Agent

By:

Name:

Title:

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EXHIBIT J

FORM OF COMPETITIVE BID

[_________ __, 20__]

Wells Fargo Bank, National Association

MAC D1109-019

1525 West W.T. Harris Blvd.

Charlotte, NC 28262

Attention of: Syndication Agency Services

Email: AgencyServices.Requests@wellsfargo.com

Reference is made to the Credit Agreement, dated as of October 22, 2021, among Kohl’s Corporation (the “Borrower”), the Lenders party thereto and Wells Fargo Bank, National Association, as the Administrative Agent (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein that are defined in the Credit Agreement shall have the meanings therein defined.

In response to the Competitive Bid Request, dated _______ __, 20__ the undersigned Lender hereby offers to make Competitive Bid Loans in the aggregate sum of (currency & amount) ____________ on _______ __, 20__ which borrowing shall consist of the following Competitive Interest Periods and the amounts and Competitive Bid Rates corresponding thereto:

Competitive Interest Period	Currency & Amount	Competitive Bid Rate
_______ days	___________________	__.__%
_______ days	__________________	__.__%
_______ days	___________________	__.__%

Very truly yours,

[LENDER]

By:

Name:

Title:

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EXHIBIT K

FORM OF COMPETITIVE BID ACCEPT/REJECT LETTER

[_________ __, 20__]

Wells Fargo Bank, National Association

MAC D1109-019

1525 West W.T. Harris Blvd.

Charlotte, NC 28262

Attention of: Syndication Agency Services

Email: AgencyServices.Requests@wellsfargo.com

Reference is made to the Credit Agreement, dated as of October 22, 2021, among Kohl’s Corporation (the “Borrower”), the Lenders party thereto and Wells Fargo Bank, National Association, as the Administrative Agent (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein that are defined in the Credit Agreement shall have the meanings therein defined.

Pursuant to Section 2.6(d) of the Credit Agreement, the Borrower hereby gives notice of its acceptance of the following Competitive Bids and its rejection of all other Competitive Bids, in each case made pursuant to the Competitive Bid Request, dated _______ __, 20__:

Competitive Lender	Currency & amount	Interest Period	Competitive Bid Rate
_______	____________________	__ days	__.__%
_______	____________________	__ days	__.__%
_______	____________________	__ days	__.__%

IN WITNESS WHEREOF, the Borrower hereby has caused this Competitive Bid Accept/Reject Letter to be duly executed as of the date and year first written above.

KOHL’S CORPORATION

By:

Name:

Title:

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EXHIBIT L

FORM OF LETTERS OF CREDIT REPORTS

[________ __, 20__]

Wells Fargo Bank, National Association

MAC D1109-019

1525 West W.T. Harris Blvd.

Charlotte, NC 28262

Attention of: Syndication Agency Services

Email: AgencyServices.Requests@wellsfargo.com

Ladies and Gentlemen:

Reference is made to the Credit Agreement, dated as of October 22, 2021, among Kohl’s Corporation (the “Borrower”), the Lenders party thereto and Wells Fargo Bank, National Association, as the Administrative Agent (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein that are defined in the Credit Agreement shall have the meanings therein defined.

This report is being delivered pursuant to Section 2.10(k) of the Credit Agreement. Set forth in the table below is a description of each Letter of Credit issued by the undersigned and outstanding on the date hereof.

L/C No.	Maximum Face Amount	Current Face Amount	Beneficiary Name	Issuance Date	Expiry Date	Auto Renewal	Date of Amendment	Amount of Amendment

[APPLICABLE ISSUING BANK]

By:

Name:

Title:

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EXHIBIT M-1

FORM OF U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement, dated as of October 22, 2021, among Kohl’s Corporation (the “Borrower”), the Lenders party thereto and Wells Fargo Bank, National Association, as the Administrative Agent (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

Pursuant to the provisions of Section 3.11 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a “ten percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a “controlled foreign corporation” as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]

By:_________________________________

Name:

Title:

Date: ________ __, 20[ ]

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EXHIBIT M-2

FORM OF U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement, dated as of October 22, 2021, among Kohl’s Corporation (the “Borrower”), the Lenders party thereto and Wells Fargo Bank, National Association, as the Administrative Agent (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

Pursuant to the provisions of Section 3.11 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a “ten percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a “controlled foreign corporation” as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]

By:_________________________________

Name:

Title:

Date: ________ __, 20[ ]

14318375v8 24740.00154

EXHIBIT M-3

FORM OF U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement, dated as of October 22, 2021, among Kohl’s Corporation (the “Borrower”), the Lenders party thereto and Wells Fargo Bank, National Association, as the Administrative Agent (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

Pursuant to the provisions of Section 3.11 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a “bank” extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a “ten percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a “controlled foreign corporation” as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]

By:_________________________________

Name:

Title:

Date: ________ __, 20[ ]

14318375v8 24740.00154

EXHIBIT M-4

FORM OF U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement, dated as of October 22, 2021, among Kohl’s Corporation (the “Borrower”), the Lenders party thereto and Wells Fargo Bank, National Association, as the Administrative Agent (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

Pursuant to the provisions of Section 3.11 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to the Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a “bank” extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a “ten percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a “controlled foreign corporation” as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]

By:_________________________________

Name:

Title:

Date: ________ __, 20[ ]

14318375v8 24740.00154